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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act File Number 811-7988


                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
               (Exact name of Registrant as specified in charter)


                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)


           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------


Date of fiscal year end: 11/30
                         -----

Date of reporting period: 11/30/2003
                          ----------

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ITEM 1:     Report to Shareholders.
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[LORD ABBETT LOGO]

 2003
  ANNUAL
    REPORT

LORD ABBETT
  BALANCED FUND
  CONVERTIBLE FUND
  HIGH YIELD FUND
  LIMITED DURATION U.S. GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND
  U.S. GOVERNMENT &
    GOVERNMENT SPONSORED
    ENTERPRISES FUND

FOR THE YEAR ENDED NOVEMBER 30, 2003

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--------------------------------------------------------------------------------
LORD ABBETT INVESTMENT TRUST

ANNUAL REPORT
FOR THE FISCAL PERIOD ENDED NOVEMBER 30, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Funds' performance for the fiscal period ended November 30, 2003. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q.  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. War in Iraq and general geopolitical concerns had a largely negative effect on business sentiment during the first part of the fiscal period. Corporations began the period cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

    In June, the Federal Reserve Board (the Fed) cut interest rates 25 basis points to 1%, bringing interest rates to levels not seen in over 40 years. Also during the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions. Both measures were intended to strengthen the nascent economic recovery. Unemployment remained stubbornly high, reaching 6.4% by June.

    The U.S. economy showed signs of improvement in the third quarter of 2003. Gross domestic product, a measure of economic strength, expanded at a reported 8.2% rate, annualized--the fastest growth rate in 20 years. The U.S. dollar weakened against the euro throughout the period, making U.S. products more competitive in world markets. Corporate profits also grew, sparking the equity markets and adding to the market gains experienced in the second quarter. As the economy entered the final months of 2003, unemployment numbers improved, falling to 5.9% in November. Productivity data remained strong.

    In the fixed-income markets, equity-sensitive bonds, such as corporate bonds and convertible securities, responded positively, reflecting improvements in reported profits, greater cash flow and continued balance sheet repair in the corporate sector.

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    One of the driving forces behind positive performance in the corporate bond sector was investors' continued search for yield in a low interest-rate environment. Willingness to take on risk to achieve additional yield was most evident in the high-yield bond market, where mutual funds experienced record inflows in 2003. Lower credit-quality sectors outperformed investment-grade over much of the year. Emerging market bonds also attracted investors for the same reason.

    For government bonds, however, the fiscal period was a more tumultuous one, framed not only by geopolitical events and economic reports, but also by uncertainty about the Fed's monetary policy. Despite a high level of volatility, particularly in the summer, yields on the benchmark 10-year Treasury bond ended the year at levels not far from where they had been 12 months earlier, about 4.25%.

LORD ABBETT BALANCED FUND PERFORMANCE REVIEW
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

Lord Abbett Balanced Fund uses a "fund of funds" approach, which currently divides assets among Lord Abbett Affiliated Fund, Lord Abbett Bond-Debenture Fund and Lord Abbett Total Return Fund (the Underlying Funds). The Fund returned 15.2%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested for the fiscal year ended November 30, 2003. The Fund's portfolio is actively managed and, therefore, its holdings are subject to change. The Underlying Funds invest in sectors that may include many industries. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, for the period ended November 30, 2003 are: 1 Year: 8.56%, 5 Years: 3.61% and Since Inception (12/27/94): 8.07%.

AFFILIATED FUND (approximately 59.5% of Balanced Fund's long-term portfolio).

Q. HOW DID AFFILIATED FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 2003?

A. Lord Abbett Affiliated Fund returned 16.1%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested for the twelve-month period ended November 30, 2003. Affiliated Fund's benchmark, the S&P 500/Barra Value Index,(1) returned 17.7% over the same period. Affiliated Fund's portfolio is actively managed and, therefore, its holdings are subject to change. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance of Class Y share investments including the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: 16.07%, 5 Years: 5.43% and Since Inception (3/27/98): 4.83%.

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Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Stock selection in the healthcare sector hurt performance for the period, as lower earnings and sales guidance hurt certain Affiliated Fund holdings. In addition, stock selection within the energy sector lowered the Affiliated Fund's relative returns, as certain holdings experienced sharp declines in net income resulting from lower gross margins.

    The largest contributor to performance for the period was the Fund's underweight exposure in the telecomm services sector compared with the S&P 500/Barra Value Index. While the performance of the sector was negative, Affiliated Fund's decision to own fewer companies than included in the benchmark proved beneficial to total returns. In addition, Affiliated Fund's overweight exposure in the information technology sector compared with the S&P 500/Barra Value Index added to performance. While Affiliated Fund offers less technology exposure than the S&P 500, Affiliated Fund remains overweighted compared to the S&P 500/Barra Value Index. Affiliated Fund has focused on value-oriented technology companies that we believe offer innovative products, solid management and strong fundamentals. Affiliated Fund also benefited from stock selection within the financials sector, where renewed economic activity boosted certain Affiliated Fund holdings.

BOND-DEBENTURE FUND (approximately 31.1% of Balanced Fund's long-term portfolio).

Q. HOW DID BOND-DEBENTURE FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 2003?

A. Lord Abbett Bond-Debenture Fund returned 18.5%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested, over the twelve-month period ended November 30, 2003. Bond-Debenture Fund's benchmark, the Lehman Aggregate Bond Index, (2) returned 5.2% for the same period. Bond-Debenture Fund's portfolio is actively managed and, therefore, its holdings are subject to change. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance of Class Y share investments including the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: 18.45%, 5 Years: 5.09% and Since Inception (3/27/98): 4.50%.

Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Bond-Debenture Fund's flexible investment strategy allows its investment managers to adjust allocations among asset classes as market conditions change. The primary asset classes in which Bond-Debenture Fund may participate are high-yield bonds and convertible securities. In addition, Bond-Debenture Fund must hold 20% of its portfolio in investment-grade corporate bonds, government bonds and/or

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agencies. Bond-Debenture Fund may also invest up to 20% of its portfolio in stocks.

    Relative to its benchmark, the Lehman Aggregate Bond Index, Bond-Debenture Fund was significantly underweight in U.S. Treasury bonds and other government securities during the period--a fact that contributed to performance, as investment-grade bonds in general significantly underperformed lower-rated credits over the same period. Bond-Debenture Fund also invested in stocks, an asset class not represented in its benchmark. This also contributed to performance, as equity markets rose over much of the year.

    Reflecting an expectation of a strengthening economy, rising equity markets, and increased pressure to raise interest rates, Bond-Debenture Fund's strategy throughout the period was three-fold: 1) enhance the equity-sensitive portion of the portfolio, including high-yield bonds and convertible securities; 2) de-emphasize interest-rate sensitive investments, such as government bonds, while adding more credit-sensitive securities, i.e. bonds of companies where positive catalysts offered the potential for improved credit quality; and 3) reduce or eliminate lower-yielding Treasury bonds while selectively adding higher-yielding, lower-quality credits, particularly CCC rated credits. All three strategies contributed to performance for the period.

    Bond-Debenture Fund's participation in the CCC credits, the lower-quality end of the high-yield bond asset class, has never been significant, given its volatility. Nor would a significant position be consistent with Bond-Debenture Fund's focus, which is not purely high yield and requires that at least 20% of its asset allocation be in investment-grade securities. Nonetheless, given the extraordinary performance of this sector throughout 2003, a number of select CCC rated bonds that met Lord Abbett's rigorous credit analysis were added to the portfolio. The portfolio's weighting in CCC rated bonds was 8.7% at the end of the period, up from 2.8% at the beginning of the period.

    High-yield bonds are equity-sensitive, tending to improve in price as corporate profits grow, balance sheets strengthen and credit quality improves. Contributing to performance in this sector were Bond-Debenture Fund's positions in the bonds of companies in the cable, telecommunications, electric generation and airlines industries. Detracting from performance in the high-yield sector were the bonds of some health services, textile, automotive and chemical companies.

    A rising equity market drove returns to attractive levels in another equity-sensitive asset class, convertible securities, where positive performance was broad based, including securities in the electric,

4
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software services, metals and mining, pharmaceuticals, Real Estate Investment
Trusts (REITS) and wholesale food industries. Detracting from performance were the bonds of companies in energy exploration, computer hardware and gas distribution industries.

    Bond-Debenture Fund's flexible investment strategy also included an allocation to stocks in the twelve-month period, an asset class that at period end accounted for 6.4% of the portfolio. Bond-Debenture Fund's portfolio managers worked with Lord Abbett's equity specialists to identify value companies, particularly in the U.S. large-cap sector. Companies in the large-cap sector typically have an international presence and may find their competitive position improving as the U.S. dollar weakens. Positive performance was broad-based here as well and included the stocks of select companies in wireless telecommunications, machinery, electric, banking, metals and mining and diversified capital goods industries. Detracting from performance in the equity portion of the portfolio were positions in software services and pharmaceuticals, especially a single pharmaceutical firm where expiring patents depressed returns; these were not industry stories, as stocks in these same categories also added to performance in the period.

    By period end, the total equity-sensitive portion of the portfolio, including, stock, high-yield bonds and convertible securities accounted for 21.0% of the total portfolio.

    Except for declines in agency bonds and the bonds of a telecommunications equipment company, performance in the high-grade investment asset class was positive overall. Bond-Debenture Fund had minimal to no exposure to the low-yielding government bond market during the period. TOTAL RETURN FUND (approximately 7.7% of Balanced Fund's long-term portfolio).

Q.  HOW DID TOTAL RETURN FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30,
2003?

A. Lord Abbett Total Return Fund returned 6.3%, reflecting performance at the Net Asset Value (NAV) of Class Y shares, with all distributions reinvested, for the year ended November 30, 2003. Total Return Fund's benchmark, the Lehman Aggregate Bond Index,(2) returned 5.2% for the same period. Total Return Fund's portfolio is actively managed and, therefore, its holdings are subject to change. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance of Class Y share investments including the reinvestment of all distributions, for the period ended November 30, 2003 are: 1 Year: 6.30% and Since Inception (12/14/98): 7.41%.

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Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. There were four overriding investment strategies in Total Return Fund, relative to its benchmark, in 2003: an overweight in corporate debt, an underweight in mortgage-backed securities (MBS), a concentration in short-term and long-term maturities (a "barbell" structure) and a small overweight in high-yield bonds.

    The decision to overweight corporate bonds bore fruit, as yields in excess of Treasuries, or spreads, narrowed steadily throughout the year and bond prices rose. The mortgage underweight benefited performance, as returns in that sector lagged Treasuries. The key dynamic in the MBS market has been a torrent of money directed to the sector from commercial banks seeking safe haven from the corporate governance concerns of 2002.

    The maturity or term structure of the portfolio has been positioned for some time to benefit from a flattening of the yield curve. (When the difference between short- and long-term rates is diminishing, the yield curve is said to be flattening. A yield curve is obtained by plotting the yields of bonds with maturities ranging from the shortest to the longest available. The resulting curve is a graphic picture of short-term interest rates versus long-term rates.) The expectation was that, as the Fed increased interest rates again, short-term rates would rise faster than long-term rates, reversing the long-term steepening trend. In fact, although the Fed has not yet begun to raise rates, the markets' expectation of such an action pushed rates higher at the end of the period, allowing Total Return Fund to benefit from a flattening yield curve.

    Returns for Total Return Fund were negatively affected by two decisions. As spreads contracted in the emerging markets, positions were reduced. However, despite the fact that valuations appeared rather full relative to long-term averages, emerging markets continued to improve over the course of the year. Secondly, higher credit-quality issuers--i.e., rated B or higher, as is the investment style of Total Return Fund--were the dominant part of the portfolio's investments in the high-yield market. For much of 2003, however, the lowest-rated companies registered the highest returns.

LORD ABBETT CONVERTIBLE FUND PERFORMANCE REVIEW
FOR THE FISCAL PERIOD ENDED NOVEMBER 30, 2003

Q. HOW DID CONVERTIBLE FUND PERFORM OVER THE FISCAL PERIOD ENDED NOVEMBER 30, 2003?

A. Convertible Fund became available to the public on June 30, 2003, is not fully invested and is still being funded. For the period from June 30, 2003 to November 30, 2003, Lord Abbett Convertible Fund returned 8.0%, reflecting performance at the Net Asset

6
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Value (NAV) of Class A shares, with all distributions reinvested, for the same period. Convertible Fund's peer group, the Merrill Lynch All Convertibles, All Qualities Index,(3) returned 8.2% in the same period. Convertible Fund's portfolio is actively managed and, therefore, its holdings are subject to change. Sectors may include many industries. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN, which reflects performance at the maximum 4.75% sales charge applicable to Class A share investments and includes the reinvestment of all distributions, for the fiscal period ended November 30, 2003 is: Since Inception (6/30/03):
2.84%.

    While Convertible Fund seeks to capture the upside of the equity market, the portfolio maintains an investment-grade bias when selecting convertible issues, enabling a defensive positioning against the possibility of a market downturn. Preference is also given to larger issues, as they are generally more liquid and can be bought and sold with relative ease.

LORD ABBETT HIGH YIELD FUND PERFORMANCE REVIEW
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

Q.  HOW DID HIGH YIELD FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30,
2003?

A. Lord Abbett High Yield Fund returned 20.5%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the fiscal ended November 30, 2003. High Yield Fund's peer group, the Lipper High Current Yield Funds Average, (4) returned 22.5% for the same period and its benchmark, Credit Suisse First Boston High Yield Index,(5) returned 26.6% for the same period. High Yield Fund's portfolio is actively managed and, therefore, its holdings are subject to change. Sectors may include many industries. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, for the period ended November 30, 2003 are: 1 Year: 14.73% and Since Inception (12/31/98): 4.38%.

Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. High Yield Fund invests primarily in high-yield bonds with a smaller allocation to investment-grade bonds.

    Both in the market and in the Fund, the lower-quality credits, particularly CCC rated, outperformed investment-grade credits, as investors continued their search for yield in a low interest-rate environment. Historically, High Yield Fund has not had a large presence in the CCC credits--the highly speculative end of the high-yield market--which, over the long term, offer greater risk than other high-yield credits with less reward. High Yield Fund's portfolio remained underweight the benchmark in this

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category, detracting somewhat from performance. Nonetheless, select CCC credits were identified--using Lord Abbett's rigorous credit analysis--that added to the portfolio. At fiscal year-end, CCC rated credits accounted for approximately 11.4% of the portfolio, up from 2.3% in the beginning of the fiscal year, and compared with 16.1% in the benchmark at year-end. The average credit quality of High Yield Fund at period end was B+.

    Contributing significantly to performance in the high-yield portion of High Yield Fund during the period were the portfolio's positions in the securities of select cable, chemicals and electric generation companies. Among the holdings detracting from performance were the bonds of textile manufacturers, an industry that has been hit hard by foreign competition, and the bonds of a steel producer as energy costs increased.

    In the final quarter of the year, the high-grade portion of High Yield Fund included some "rising star" bonds, so-called because they had risen from below-investment grade to investment grade over the course of the year. Notable in this category were the securities of telecommunication companies, as access to credit improved and these companies were able to refinance existing debt at lower rates.

LORD ABBETT LIMITED DURATION U.S. GOV'T & GOV'T SPONSORED ENTERPRISES FUND AND LORD ABBETT U.S. GOV'T & GOV'T SPONSORED ENTERPRISES FUND PERFORMANCE REVIEW FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

Q.  HOW DID THE FUNDS PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?

A. Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises (GSE) Fund returned 2.4%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the period ended November 30, 2003. Lord Abbett Limited Duration U.S. Government & GSE Fund's peer group, the Lipper Short-Intermediate U.S. Government Funds Average,(6) returned 2.3% for the period, and its benchmark, the Lehman Intermediate Government Bond Index,(7) returned 3.4% for the period. The Fund's portfolio is actively managed and, therefore, its holdings are subject to change. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 3.25% sales charge applicable to Class A share investments and include the reinvestment

8
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of all distributions, for the period ended November 30, 2003 are: 1 Year:
-0.86%, 5 Years: 4.74% and 10 Years: 4.50%.

    Lord Abbett U.S. Government & Government Sponsored Enterprises (GSE) Fund returned 2.8%, reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the year ended November 30, 2003. The Fund's peer group, the Lipper General U.S. Government Funds Average,(8) returned 2.6% in the same period and its benchmark, the Lehman Government Bond Index,(9) returned 3.9%. U.S. Government & GSE Fund's portfolio is actively managed and, therefore, its holdings are subject to change. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: -2.03%, 5 Years: 4.39% and 10 Years: 5.15%.

Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. There were three overriding investment strategies in the Funds during the fiscal year. First, a lesser allocation to mortgage-backed securities (MBS) than the Funds' portfolios would normally maintain. Second, within that MBS allocation, a relative preference for 15-year rather than 30-year securities. Finally, incremental investments were made in U.S. Agency debt instruments to add yield and exposure to non-Treasury products. In U.S. Government & GSE Fund, there was an additional strategy: a portfolio-wide concentration in short-term and long-term maturities (a "barbell" structure) was maintained.

Early in the year, the total exposure of the Funds' portfolios to mortgages and agencies was as low as it has been in some time. Paradoxically, after the Fed lowered rates late in the summer, yields on non-Treasury securities rose dramatically. Investors were concerned that the decision to lower fed funds by only 25 basis points signaled the end of the easing cycle, if not foreshadowing the onset of credit tightening. The Funds took advantage of then-attractive yields to add agency debentures to the portfolios. That action benefited performance relative to the Funds' benchmarks, as yields of those securities improved relative to Treasuries.

    Many of the active portfolio decisions over the fiscal year appeared to bear fruit, including the decision to keep MBS allocations low. Given valuations that were expensive from a historical perspective, the sector underperformed Treasuries by .36% for the fiscal year. Also, within the MBS portfolio, a composition that improved returns relative to the Funds' benchmarks was maintained: a) holding Government National Mortgage Association (GNMA) exposure down, b) focusing on 15-year

                                                                               9
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maturities during the year when prepayment risk was highest, and c) avoiding some of the lower, under performing coupon classes.

    In U.S. Government & GSE Fund, the maturity or term structure of the portfolio has been positioned for some time to benefit from a flattening of the yield curve. (When the difference between short- and long-term rates is diminishing, the yield curve is said to be flattening. A yield curve is obtained by plotting the yields of bonds with maturities ranging from the shortest to the longest available. The resulting curve is a graphic picture of short-term interest rates versus long-term rates.) The expectation was that, as monetary policy became less accommodative, short rates would rise faster than long-term rates. In fact, although the Fed has not yet begun to raise rates, the markets' expectation of such an action pushed rates higher at the end of the period, particularly at the short end, allowing U.S. Government & GSE Fund to benefit from a flattening yield curve.

(1) The S&P 500/Barra Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains companies with lower price-to-book ratios; conversely, the Growth Index contains firms with higher price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(3) The Merrill Lynch All Convertibles, All Qualities Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(4) Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions and tends to invest in lower-grade debt issues. An investor cannot invest directly in an average or index. (C) 2003 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(5)Credit Suisse First Boston High Yield Index: An unmanaged index (with no defined investment objective) of high-yield bonds and is compiled by Credit Suisse First Boston.
(6) Lipper Short-Intermediate U.S. Government Funds Average: This average is based on the performance of a universe of funds that invest at least 65% of their assets in short-intermediate U.S. Government and agency issues. An investor cannot invest directly in an average or index. (C) 2003 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(7) The Lehman Intermediate Government Bond Index is an unmanaged index comprised of all the bonds issued by Lehman Government Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Indices are unmanaged, do not reflect the deduction of fees or

10
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expenses and are not available for direct investment.
(8) Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. Government and agency issues. An investor cannot invest directly in an average or index. Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C) 2003 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(9) The Lehman Government Bond Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with a Fund, please see the Funds' Prospectus.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

FOR MORE COMPLETE INFORMATION ABOUT ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, INVESTMENT OBJECTIVES, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000(R) Index, 60% Russell 3000(R)/40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

               THE FUND (CLASS A    THE FUND (CLASS A    60% RUSSELL 3000(R)/ 40%
            SHARES) AT NET ASSET   SHARES) AT MAXIMUM   LEHMAN BROTHERS AGGREGATE                           LIPPER BALANCED
                           VALUE    OFFERING PRICE(1)               BOND INDEX(2)   RUSSELL 3000(R) INDEX     FUNDS AVERAGE
12/27/94              $   10,000           $    9,425                  $   10,000              $   10,000        $   10,000
95                    $   12,064           $   11,370                  $   12,750              $   13,461        $   12,414
96                    $   13,603           $   12,821                  $   14,996              $   16,869        $   14,481
97                    $   15,540           $   14,647                  $   17,936              $   21,532        $   16,909
98                    $   16,737           $   15,775                  $   20,665              $   25,636        $   18,918
99                    $   18,419           $   17,360                  $   23,250              $   30,986        $   20,736
2000                  $   19,316           $   18,206                  $   23,649              $   30,001        $   21,242
2001                  $   19,749           $   18,613                  $   23,112              $   26,635        $   20,720
2002                  $   18,414           $   17,355                  $   21,618              $   22,461        $   18,903
2003                  $   21,211           $   19,991                  $   24,433              $   26,558        $   21,211

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                                 1 YEAR     5 YEARS    LIFE OF CLASS
                         CLASS A(3)                8.56%       3.61%            8.07%
                         CLASS B(4)               10.40%       3.98%            3.53%
                         CLASS C(5)               14.39%       4.16%            7.19%
                         CLASS P(6)                  --          --            18.69%

             30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                             CLASS A     CLASS B     CLASS C     CLASS P      CLASS Y
                 BALANCED FUND                 2.39%       1.90%       1.90%       2.45%          --
                 AFFILIATED FUND                 --          --          --          --         1.37%
                 BOND-DEBENTURE FUND             --          --          --          --         5.57%
                 TOTAL RETURN FUND               --          --          --          --         3.46%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged indices and average do not reflect transaction costs, management fees and sales charges. The performance of the indices and average is not necessarily representative of the Fund's performance. Performance of each index and average begins on December 31, 1994.
(3) Class A shares were first offered on December 27, 1994. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on May 1, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of class.
(5) Class C shares were first offered on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on December 31, 2002. Performance is at net asset value.

HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Merrill Lynch High Yield Master II Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

           THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)         MERRILL LYNCH HIGH   CREDIT SUISSE FIRST BOSTON
                  AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)   YIELD MASTER II INDEX(2)          HIGH YIELD INDEX(2)
12/31/98                  $   10,000                     $    9,525                 $   10,000                   $   10,000
Nov 99                    $   10,498                     $   10,000                 $   10,190                   $   10,204
00                        $   10,014                     $    9,539                 $    9,510                   $    9,597
01                        $   10,929                     $   10,410                 $   10,243                   $   10,350
02                        $   10,748                     $   10,237                 $    9,827                   $   10,549
03                        $   12,954                     $   12,338                 $   12,480                   $   13,352

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                              1 YEAR         LIFE OF CLASS
                       CLASS A(3)              14.73%                 4.38%
                       CLASS B(4)              15.80%                 4.44%
                       CLASS C(5)              19.83%                 4.74%
                       CLASS P(6)                 --                 18.25%
                       CLASS Y(7)              20.99%                 4.82%

             30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003

                        CLASS A    CLASS B    CLASS C    CLASS P    CLASS Y
                         6.34%      6.02%      6.02%      6.58%      7.03%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees and sales charges. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Class A shares were first offered on December 31, 1998. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on December 31, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for the life of the class.
(5) Class C shares were first offered on December 31, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on December 31, 2002. Performance is at net asset value.
(7) Class Y shares were first offered on May 4, 1999. Performance is at net asset value.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT
SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------
INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lipper Short-Intermediate U.S. Government Funds Average, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

           THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)        LEHMAN INTERMEDIATE       LIPPER SHORT-INTERMEDIATE
                  AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)   GOVERNMENT BOND INDEX(2)   U.S. GOVERNMENT FUNDS AVERAGE
11/4/93                    $  10,000                      $   9,675                  $  10,000                       $  10,000
93                         $   9,979                      $   9,655                  $   9,950                       $   9,958
94                         $   9,672                      $   9,357                  $   9,785                       $   9,743
95                         $  10,579                      $  10,235                  $  11,121                       $  10,895
96                         $  10,886                      $  10,532                  $  11,751                       $  11,436
97                         $  11,480                      $  11,107                  $  12,489                       $  12,074
98                         $  12,292                      $  11,892                  $  13,607                       $  12,925
99                         $  12,667                      $  12,255                  $  13,770                       $  13,089
00                         $  13,684                      $  13,239                  $  14,902                       $  14,015
01                         $  14,811                      $  14,330                  $  16,522                       $  15,345
02                         $  15,639                      $  15,131                  $  17,700                       $  16,243
03                         $  16,018                      $  15,497                  $  18,296                       $  16,621

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                      1 YEAR     5 YEARS      10 YEARS    LIFE OF CLASS
                    CLASS A(3)         -0.86%       4.74%         4.50%              --
                    CLASS B(4)            --          --            --            -5.09%
                    CLASS C(5)          1.67%       4.35%           --             4.96%

             30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                   CLASS A    CLASS B   CLASS C
                                    1.66%      1.05%     1.05%

(1) Reflects the deduction of the maximum initial sales charge of 3.25%.
(2) Performance for the unmanaged index and average does not reflect transaction costs, management fees and sales charges. The performance of the index and average is not necessarily representative of the Fund's performance. Performance for the index begins on October 31, 1993.
(3) Class A shares commenced operations on November 4, 1993. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on May 2, 2003. Performance reflects the deduction of a CDSC of 5% for the life of class.
(5) Class C shares commenced operations on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Lipper General U.S. Government Bond Funds Average and Lehman Government Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

        THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)                                                   LIPPER GENERAL
               AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)   LEHMAN GOVERNMENT BOND INDEX(2)  U.S. GOVERNMENT FUNDS AVERAGE
93                      $  11,070                      $  10,544                         $  11,206                      $  10,000
94                      $  10,600                      $  10,096                         $  10,804                      $   9,554
95                      $  12,178                      $  11,599                         $  12,684                      $  11,175
96                      $  12,714                      $  12,110                         $  13,356                      $  11,671
97                      $  13,562                      $  12,917                         $  14,337                      $  12,451
98                      $  14,763                      $  14,062                         $  15,879                      $  13,594
99                      $  14,657                      $  13,961                         $  15,660                      $  13,295
00                      $  15,929                      $  15,172                         $  17,274                      $  14,505
01                      $  17,457                      $  16,628                         $  19,058                      $  15,838
02                      $  18,679                      $  17,791                         $  20,566                      $  16,912
03                      $  17,346                      $  16,522                         $  19,072                      $  17,348

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                       1 YEAR        5 YEARS      10 YEARS   LIFE OF CLASS
                    CLASS A(3)          -2.03%          4.39%         5.15%             --
                    CLASS B(4)          -2.16%          4.50%           --            5.83%
                    CLASS C(5)           1.75%          4.64%           --            5.96%

             30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003

                         CLASS A      CLASS B      CLASS C
                          1.93%        1.37%        1.37%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged index and average does not reflect transaction costs, management fees and sales charges. The performance of the index and average is not necessarily representative of the Fund's performance.
(3) Class A shares commenced operations on January 1, 1982. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) The Class C shares commenced operations on July 15, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
BALANCED FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 96.82%

Lord Abbett Affiliated
Fund, Inc.-Class Y(a)                                  22,632,852   $    289,701
Lord Abbett
Bond Debenture Fund,
Inc.-Class Y(b)                                        19,195,590        151,453
Lord Abbett Total Return
Fund-Class Y(c)                                         3,512,425         37,442
                                                                    ------------
TOTAL INVESTMENTS IN UNDERLYING FUNDS
(Cost $471,097,374)                                                 $    478,596
                                                                    ============

  (a) Fund investment objective is to seek long-term growth of capital and income without excess fluctuations in market value.
  (b) Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
  (c) Fund investment objective is to seek income and capital appreciation to produce a high total return.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.66%

REPURCHASE AGREEMENT 1.66%
Repurchase Agreement
Dated 11/28/2003, 0.98%
due 12/1/2003 with
State Street Bank &
Trust Co. collateralized
by $8,295,000 of
Federal Home Loan
Mortgage Corp. at 2.15%
due 1/21/2005;
value: $8,367,581;
proceeds: $8,199,305
(Cost $8,198,635)                                    $      8,199   $      8,199
                                                                    ============
TOTAL INVESTMENTS
98.48% (Cost $479,296,009)                                          $    486,795
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
CONVERTIBLE FUND NOVEMBER 30, 2003

                                                                                          SHARES
INVESTMENTS                                                                                (000)          VALUE
---------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 95.24%

COMMON STOCKS 1.66%

COMMUNICATION EQUIPMENT 0.53%
Nortel Networks Corp.*(a)                                                                     60   $    270,600
                                                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.30%
Flir Systems, Inc.*                                                                            4        155,070
                                                                                                   ------------

MISCELLANEOUS TRANSPORT 0.44%
Continental Airlines, Inc.*                                                                   12        223,800
                                                                                                   ------------

SOFTWARE-APPLICATIONS & SYSTEMS 0.39%
BEA SYSTEMS, INC.*                                                                            16        203,200
                                                                                                   ------------
TOTAL COMMON STOCKS (Cost $820,777)                                                                     852,670
                                                                                                   ============

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
                                                             RATE            DATE          (000)
                                                     ------------    ------------   ------------
CONVERTIBLE BONDS 69.29%

ADVERTISING 2.40%
Lamar Advertising Co.                                       2.875%     12/31/2010   $        330        329,175
Young & Rubicam, Inc.                                        3.00%      1/15/2005            900        903,375
                                                                                                   ------------
TOTAL                                                                                                 1,232,550
                                                                                                   ------------

AEROSPACE & DEFENSE 0.53%
Level 3 Communications, Inc.                                 6.00%      9/15/2009            400        272,000
                                                                                                   ------------

AUTOS 1.19%
Wabash National Corp.+                                       3.25%       8/1/2008            370        609,575
                                                                                                   ------------

BIOTECHNOLOGY 2.75%
Abgenix, Inc.                                                3.50%      3/15/2007            450        406,125
Lehman Brothers Holdings, Inc.                               0.25%      5/27/2008            520        520,000
Vertex Pharmaceuticals, Inc.                                 5.00%      9/19/2007            555        486,319
                                                                                                   ------------
TOTAL                                                                                                 1,412,444
                                                                                                   ------------

CHEMICALS 0.93%
Millennium Chemicals, Inc.+                                  4.00%     11/15/2023            425        476,000
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2003

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES 3.58%
Exult, Inc.+                                                 2.50%      10/1/2010   $        800   $    765,000
Manpower, Inc.                                        Zero Coupon       8/17/2021            825        575,437
Memberworks, Inc.+                                           5.50%      10/1/2010            490        495,513
                                                                                                   ------------
TOTAL                                                                                                 1,835,950
                                                                                                   ------------

COMMUNICATION EQUIPMENT 5.83%
Agere Systems, Inc.                                          6.50%     12/15/2009            650        966,875
Comverse Technology, Inc.                             Zero Coupon       5/15/2023            600        749,250
Corning, Inc.                                                3.50%      11/1/2008            500        657,500
Nortel Networks Corp.(a)                                     4.25%       9/1/2008            650        616,687
                                                                                                   ------------
TOTAL                                                                                                 2,990,312
                                                                                                   ------------

COMPUTERS & PERIPHERAL 1.74%
CMC Magnetics Corp.+(a)                               Zero Coupon       10/3/2008            400        431,600
Maxtor Corp.                                                 6.80%      4/30/2010            325        461,500
                                                                                                   ------------
TOTAL                                                                                                   893,100
                                                                                                   ------------

CONGLOMERATES 1.82%
Tyco Int'l. Group(a)                                         2.75%      1/15/2018            800        932,000
                                                                                                   ------------

DIVERSIFIED FINANCIALS 1.47%
GATX Financial Corp.                                         7.50%       2/1/2007            675        754,313
                                                                                                   ------------

DIVERSIFIED METALS & MINING 1.76%
Anglo American(a)                                           3.375%      4/17/2007            800        901,558
                                                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.91%
Agilent Technologies, Inc.                                   3.00%#     12/1/2021            550        596,750
Artesyn Tech, Inc.                                           5.50%      8/15/2010            400        526,000
Flir Systems, Inc.+                                          3.00%       6/1/2023            350        371,437
                                                                                                   ------------
TOTAL                                                                                                 1,494,187
                                                                                                   ------------

ENTERTAINMENT 2.62%
Liberty Media Corp. Class A                                  3.25%      3/15/2031            800        794,000
The Walt Disney Co.                                         2.125%      4/15/2023            525        551,906
                                                                                                   ------------
TOTAL                                                                                                 1,345,906
                                                                                                   ------------

FOODS 3.45%
Bunge Ltd. Finance Corp.                                     3.75%     11/15/2022            600        655,500
Nestle Hldgs., Inc.                                          3.00%       5/9/2005          1,000      1,112,525
                                                                                                   ------------
TOTAL                                                                                                 1,768,025
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2003

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
HEALTH EQUIPMENT & SUPPLY 0.87%
Fisher Scientific Int'l., Inc.+                              2.50%      10/1/2023   $        400   $    445,000
                                                                                                   ------------

HEALTH SERVICES 1.72%
Beverly Enterprises, Inc.                                    2.75%      11/1/2033            670        884,400
                                                                                                   ------------

INTEGRATED TELECOM SERVICES 0.39%
Level 3 Communications, Inc.                                2.875%      7/15/2010            200        203,000
                                                                                                   ------------

IT SERVICES 0.61%
First Data Corp.                                             2.00%       3/1/2008            300        314,250
                                                                                                   ------------

LEISURE FACILITIES 1.30%
Carnival Corp.(a)                                            2.00%      4/15/2021            600        664,500
                                                                                                   ------------

LEISURE PRODUCTS 1.03%
Aristocrat Leisure Ltd.+(a)                                  5.00%      5/31/2006            275        259,187
Eastman Kodak Co.+                                          3.375%     10/15/2033            250        271,250
                                                                                                   ------------
TOTAL                                                                                                   530,437
                                                                                                   ------------

LODGING 1.25%
Hilton Hotels Corp.                                         3.375%      4/15/2023            600        639,000
                                                                                                   ------------

MISCELLANEOUS TRANSPORT 0.87%
Continental Airlines, Inc.                                   4.50%       2/1/2007            510        448,800
                                                                                                   ------------

MISCELLANEOUS 1.19%
Lehman Brothers Holdings                                     0.25%      6/24/2008            600        612,000
                                                                                                   ------------

NATURAL GAS DIVERSIFIED 0.80%
El Paso Corp.                                         Zero Coupon       2/28/2021            930        409,200
                                                                                                   ------------

OIL-INTEGRATED 2.17%
Swiss Life Finance Ltd.(a)(c)                                2.00%      5/20/2005          1,000      1,111,250
                                                                                                   ------------

PHARMACEUTICALS 6.14%
Allergan, Inc.                                        Zero Coupon       11/6/2022            700        658,875
Gilead Sciences, Inc.                                        2.00%     12/15/2007            300        415,125
Pharmaceutical Resources+                                   2.875%      9/30/2010            565        646,925
Teva Pharmaceutical Industries(a)                           0.375%     11/15/2022            475        697,062
Watson Pharmaceutical, Inc.                                  1.75%      3/15/2023            550        731,500
                                                                                                   ------------
TOTAL                                                                                                 3,149,487
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2003

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
REAL ESTATE 1.34%
EOP Operating LP                                             7.25%#    11/15/2008   $        650   $    687,375
                                                                                                   ------------

RETAIL-SPECIALTY 4.06%
Barnes & Noble, Inc.                                         5.25%      3/15/2009            600        657,000
Best Buy Co., Inc.                                           2.25%      1/15/2022            550        635,938
Costco Cos., Inc.                                     Zero Coupon       8/19/2017            950        788,500
                                                                                                   ------------
TOTAL                                                                                                 2,081,438
                                                                                                   ------------

SEMICONDUCTORS 6.82%
ASML Holding NV(a)                                           5.75%     10/15/2006            625        807,031
LSI Logic Corp.+                                             4.00%      5/15/2010            820        933,775
RF Micro Devices, Inc.                                       1.50%       7/1/2010            450        770,625
STMicroelectronics NV(a)(c)                           Zero Coupon        7/5/2013            900        989,448
                                                                                                   ------------
TOTAL                                                                                                 3,500,879
                                                                                                   ------------

SOFTWARE-APPLICATIONS & SYSTEMS 4.34%
Computer Associates Int'l                                    5.00%      3/15/2007            400        480,500
Documentum, Inc.                                             4.50%       4/1/2007            350        432,688
Manugistics Group, Inc.                                      5.00%      11/1/2007            450        411,750
Mentor Graphics Corp.                                       6.875%      6/15/2007            450        484,313
Wind River Systems, Inc.                                     3.75%     12/15/2006            450        415,687
                                                                                                   ------------
TOTAL                                                                                                 2,224,938
                                                                                                   ------------

TRUCKERS 1.41%
Yellow Corp.+                                               3.375%     11/25/2023            700        723,625
                                                                                                   ------------
TOTAL CONVERTIBLE BONDS (Cost $33,967,293)                                                           35,547,499
                                                                                                   ============

                                                                                          SHARES
                                                                                           (000)
                                                                                          ------
CONVERTIBLE PREFERRED STOCKS 24.29%
AUTOS 0.97%
Ford Motor Co. Cap. Tr.                                      6.50%                            10        498,900
                                                                                                   ------------

BROADCASTING & CABLE 0.92%
Emmis Communication Corp.                                    6.25%                            10        472,512
                                                                                                   ------------

CONSUMER SERVICES 2.45%
Cendant Corp.                                                7.75%                             9        449,100
United Rentals                                               6.50%                            19        809,362
                                                                                                   ------------
TOTAL                                                                                                 1,258,462
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2003

                                                         INTEREST                         SHARES
INVESTMENTS                                                  RATE                          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING 1.37%
Owens Illinois, Inc.                                         4.75%                            24    $   704,400
                                                                                                    -----------

DIVERSIFIED FINANCIALS 1.08%
Doral Financial Corp.+                                       4.75%                             -(b)      71,930
Prudential Financial, Inc.                                   6.75%                             8        481,260
                                                                                                    -----------
TOTAL                                                                                                   553,190
                                                                                                    -----------

DIVERSIFIED METALS & MINING 1.09%
Phelps Dodge Corp.                                           6.75%                             4        559,938
                                                                                                    -----------

ENTERTAINMENT 0.64%
Equity Secs Trust II                                         6.25%                            14        325,360
                                                                                                    -----------

FOODS 0.57%
Constellation Brands, Inc.                                   5.75%                             9        290,250
                                                                                                    -----------

HEALTH SERVICES 0.94%
Omnicare, Inc.                                               4.00%                             8        484,240
                                                                                                    -----------

INSURANCE-CASUALTY 0.84%
Travelers Property Casualty                                  4.50%                            18        428,580
                                                                                                    -----------

INSURANCE-MULTILINE 1.11%
PMI Group, Inc.                                             5.875%                            22        568,875
                                                                                                    -----------

NATURAL GAS DIVERSIFIED 1.64%
El Paso Corp.                                                9.00%                            12        331,200
Oneok, Inc.                                                  8.50%                            18        508,500
                                                                                                    -----------
TOTAL                                                                                                   839,700
                                                                                                    -----------

OIL & GAS PRODUCTS 2.58%
Chesapeake Energy Corp.                                      5.00%                             -(b)      51,625
Kerr-McGee Corp.                                             5.50%                            20        869,000
Sempra Energy                                                8.50%                            15        401,700
                                                                                                    -----------
TOTAL                                                                                                 1,322,325
                                                                                                    -----------

OIL-INTEGRATED 1.44%
Amerada Hess Corp.                                           7.00%                             -(b)      23,964
Chesapeake Energy Corp.+                                     6.00%                             6        413,250
Valero Energy Corp.                                          2.00%                            12        301,350
                                                                                                    -----------
TOTAL                                                                                                   738,564
                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND NOVEMBER 30, 2003

                                                         INTEREST                         SHARES
INVESTMENTS                                                  RATE                          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 0.74%
Temple-Inland, Inc.                                          7.50%                             7   $    380,100
                                                                                                   ------------

POLLUTION CONTROL 1.79%
Allied Waste Industries, Inc.                                6.25%                            13        918,320
                                                                                                   ------------

REAL ESTATE 1.20%
Simon Property Group, Inc.                                   6.50%                             5        614,000
                                                                                                   ------------

TECH-CONTRACT MANUFACTURING 1.21%
Solectron Corp.                                              7.25%                            38        622,440
                                                                                                   ------------

UTILITIES-ELECTRIC 1.71%
Dominion Resources, Inc.                                     9.50%                             6        357,175
Public Service Enterprise                                   10.25%                             9        522,000
                                                                                                   ------------
TOTAL                                                                                                   879,175
                                                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,978,459)                                                12,459,331
                                                                                                   ============
TOTAL LONG-TERM INVESTMENTS (Cost $46,766,529)                                                       48,859,500
                                                                                                   ============

                                                                                       PRINCIPAL
                                                                                          AMOUNT
                                                                                            (000)
                                                                                       ---------
SHORT-TERM INVESTMENT 10.23%

REPURCHASE AGREEMENT 10.23%

Repurchase Agreement dated 11/28/2003, 0.98% due
12/1/2003 with State Street Bank & Trust Co.
collaterized by $5,385,000 of Federal Home Loan
Bank at 3.50% due 4/10/2018; value: $5,358,075;
proceeds: $5,252,428 (Cost $5,251,999)                                              $      5,252      5,251,999
                                                                                                   ============
TOTAL INVESTMENTS 105.47% (Cost $52,018,528)                                                       $ 54,111,499
                                                                                                   ============

       * Non-income producing security.
       + Restricted security under Rule 144A.
       # Variable rate security. The interest rate represents the rate at
         November 30, 2003.
     (a) Foreign security traded/denominated in U.S. dollars.
     (b) Amount represents less than 1,000 shares.
     (c) Private Placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 97.27%

ASSET-BACKED SECURITY 0.27%

AIRLINES 0.27%
Continental Airlines 1997-1 B
(Cost $543,154)                                              7.461%                  4/1/2013   $         684     $     589,350
                                                                                                                  =============
CONVERTIBLE BOND 0.17%

MEDIA - DIVERSIFIED 0.17%
Mediacom Communications Corp.
(Cost $377,000)                                               5.25%                  7/1/2006             400           375,500
                                                                                                                  =============

                                                                                                       SHARES
                                                                                                        (000)
                                                                                                       ------
CONVERTIBLE PREFERRED STOCKS 2.47%

AEROSPACE/DEFENSE 0.94%
Northrop Grumman Corp.                                        7.25%                                        20         2,048,200
                                                                                                                  -------------
ELECTRIC-INTEGRATED 0.63%
Dominion Resources, Inc.                                      9.50%                                        25         1,373,750
                                                                                                                  -------------
HEALTH SERVICES 0.59%
Baxter Int'l., Inc.                                           7.00%                                        25         1,292,500
                                                                                                                  -------------
MEDIA - DIVERSIFIED 0.31%
Emmis Communication                                           6.25%                                        15           688,125
                                                                                                                  -------------
Total Convertible Preferred Stocks (Cost $5,099,889)                                                                  5,402,575
                                                                                                                  =============

                                                                                                    PRINCIPAL
                                                                                                       AMOUNT
                                                                                                        (000)
                                                                                                    ---------
HIGH YIELD CORPORATE BONDS 93.88%

AEROSPACE/DEFENSE 1.87%
Alliant Techsystems, Inc.                                     8.50%                 5/15/2011   $       1,000         1,110,000
DRS Tech, Inc.+                                              6.875%                 11/1/2013             750           765,000
Esterline Tech Corp.+                                         7.75%                 6/15/2013           1,000         1,070,000
Titan Corp.+                                                  8.00%                 5/15/2011           1,000         1,150,000
                                                                                                                  -------------
TOTAL                                                                                                                 4,095,000
                                                                                                                  -------------

AIRLINES 1.07%
American Airlines                                            8.608%                  4/1/2011           1,500         1,323,525
Delta Air Lines, Inc.                                       10.375%                  2/1/2011           1,250         1,025,000
                                                                                                                  -------------
TOTAL                                                                                                                 2,348,525
                                                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
APPAREL/TEXTILES 0.39%
Dan River, Inc.+                                             12.75%                 4/15/2009   $       1,000     $     295,000
Levi Strauss & Co.                                           12.25%                12/15/2012             750           545,625
                                                                                                                  -------------
TOTAL                                                                                                                   840,625
                                                                                                                  -------------

AUTO PARTS & EQUIPMENT 4.13%
Arvin Meritor, Inc.                                           8.75%                  3/1/2012           2,000         2,195,000
Collins & Aikman Products Co.                                10.75%                12/31/2011             500           452,500
Collins & Aikman Products Co.                                11.50%                 4/15/2006           1,000           836,250
Dana Corp.                                                  10.125%                 3/15/2010           1,500         1,725,000
Goodyear Tire & Rubber Co.                                   7.857%                 8/15/2011             500           427,500
Tenneco Automotive, Inc.                                     10.25%                 7/15/2013           1,000         1,140,000
Tenneco Automotive, Inc.                                    11.625%                10/15/2009           1,000         1,060,000
TRW Automotive, Inc.+                                        11.00%                 2/15/2013           1,000         1,177,500
                                                                                                                  -------------
TOTAL                                                                                                                 9,013,750
                                                                                                                  -------------

BEVERAGE 0.95%
Le-Natures, Inc.+                                             9.00%                 6/15/2013           1,000         1,040,000
Parmalat Finance Corp. BV (Euro)(a)(c)                       6.125%                 9/29/2010           1,000         1,034,478
                                                                                                                  -------------
TOTAL                                                                                                                 2,074,478
                                                                                                                  -------------

BUILDING & CONSTRUCTION 1.63%
Beazer Homes USA, Inc.+                                       6.50%                11/15/2013             750           750,000
Schuler Homes, Inc.                                          9.375%                 7/15/2009           1,500         1,695,000
William Lyon Homes, Inc.                                     10.75%                  4/1/2013           1,000         1,126,250
                                                                                                                  -------------
TOTAL                                                                                                                 3,571,250
                                                                                                                  -------------

BUILDING MATERIALS 3.10%
American Standard Cos., Inc.                                  8.25%                  6/1/2009           2,000         2,310,000
Interface, Inc.                                               9.50%                11/15/2005           1,000           975,000
Jacuzzi Brands, Inc.+                                        9.625%                  7/1/2010           1,500         1,642,500
Nortek Holdings Inc.**+                                0.00%/10.00%    11/15/2007 & 5/15/2011           1,000           715,000
Texas Industries, Inc.+                                      10.25%                 6/15/2011           1,000         1,130,000
                                                                                                                  -------------
TOTAL                                                                                                                 6,772,500
                                                                                                                  -------------

CHEMICALS 3.54%
Huntsman ICI Chem LLC                                       10.125%                  7/1/2009             500           501,250
IMC Global, Inc.                                             11.25%                  6/1/2011           1,500         1,597,500
Koppers Industry, Inc.+                                      9.875%                10/15/2013             250           272,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                       11.125%                 7/15/2012   $         750     $     808,125
Nalco Company+                                               8.875%                11/15/2013             500           522,500
Rhodia SA+(b)                                                8.875%                  6/1/2011           1,500         1,335,000
Rockwood Specialties Corp.+                                 10.625%                 5/15/2011             500           547,500
Terra Capital, Inc.                                          11.50%                  6/1/2010           1,400         1,449,000
Texas Petrochemical Corp.(c)                                11.125%                  7/1/2006             500           167,500
United Industries Corp.                                      9.875%                  4/1/2009             500           522,500
                                                                                                                  -------------
TOTAL                                                                                                                 7,723,375
                                                                                                                  -------------

CONSUMER-PRODUCTS 0.53%
Rayovac Corp.+                                                8.50%                 10/1/2013           1,100         1,149,500
                                                                                                                  -------------

DIVERSIFIED CAPITAL GOODS 2.12%
Blount, Inc.                                                 13.00%                  8/1/2009           1,500         1,530,000
Eagle-Picher, Inc.+                                           9.75%                  9/1/2013             500           533,750
Tyco Int'l. Group(b)                                         6.375%                10/15/2011           1,500         1,582,500
Vicap S.A.(b)                                               11.375%                 5/15/2007           1,000           975,000
                                                                                                                  -------------
TOTAL                                                                                                                 4,621,250
                                                                                                                  -------------

ELECTRIC-GENERATION 1.61%
AES Corp.+                                                    8.75%                 5/15/2013           1,000         1,087,500
Calpine Corp.                                                 8.50%                 2/15/2011           1,000           732,500
Calpine Corp.                                                10.50%                 5/15/2006           1,000           935,000
Reliant Resources, Inc.+                                      9.50%                 7/15/2013             750           761,250
                                                                                                                  -------------
TOTAL                                                                                                                 3,516,250
                                                                                                                  -------------

ELECTRIC-INTEGRATED 0.93%
Nevada Power Co.                                              8.25%                  6/1/2011           1,000         1,073,750
TECO Energy, Inc.                                             7.50%                 6/15/2010             900           959,625
                                                                                                                  -------------
TOTAL                                                                                                                 2,033,375
                                                                                                                  -------------

ELECTRONICS 0.67%
Sanmina Corp.                                               10.375%                 1/15/2010           1,250         1,462,500
                                                                                                                  -------------

ENERGY - EXPLORATION & PRODUCTION 3.99%
El Paso Production+                                           7.75%                  6/1/2013           1,500         1,440,000
Energy Partners Ltd.                                          8.75%                  8/1/2010           1,000         1,045,000
Houston Exploration Co.+                                      7.00%                 6/15/2013             500           512,500
Magnum Hunter Resources Corp.                                10.00%                  6/1/2007             818           849,698

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Pogo Producing Co.                                          10.375%                 2/15/2009   $       3,000     $   3,210,000
Swift Energy Co.                                             9.375%                  5/1/2012           1,500         1,653,750
                                                                                                                  -------------
TOTAL                                                                                                                 8,710,948
                                                                                                                  -------------
ENVIRONMENTAL 1.49%
Allied Waste North America, Inc.                             10.00%                  8/1/2009           3,000         3,255,000
                                                                                                                  -------------
FOOD - WHOLESALE 3.81%
Dean Foods Co.                                                8.15%                  8/1/2007           2,000         2,220,000
Del Monte Corp.                                               9.25%                 5/15/2011           1,000         1,095,000
Dole Food Co.                                                8.875%                 3/15/2011           2,200         2,389,750
Land O' Lakes, Inc.                                           8.75%                11/15/2011           1,200         1,110,000
Michael Foods, Inc.+                                          8.00%                11/15/2013             800           824,000
Pinnacle Foods+                                               8.25%                 12/1/2013             665           684,950
                                                                                                                  -------------
TOTAL                                                                                                                 8,323,700
                                                                                                                  -------------

FOOD & DRUG RETAILERS 1.91%
Ingles Markets, Inc.                                         8.875%                 12/1/2011           1,500         1,458,750
Rite Aid Corp.                                               8.125%                  5/1/2010           1,000         1,080,000
Roundy's, Inc.                                               8.875%                 6/15/2012           1,000         1,062,500
Stater Brothers Holdings, Inc.                               10.75%                 8/15/2006             545           576,338
                                                                                                                  -------------
TOTAL                                                                                                                 4,177,588
                                                                                                                  -------------

FORESTRY/PAPER 2.67%
Buckeye Technologies, Inc.                                    8.00%                10/15/2010           1,000           955,000
Corp Durango S.A. de+(b)(c)                                  13.75%                 7/15/2009             575           339,250
Fonda Group, Inc.                                             9.50%                  3/1/2007             300           267,750
Georgia-Pacific Corp.                                         8.25%                  3/1/2023           3,250         3,241,875
Jefferson Smurfit Corp.                                       7.50%                  6/1/2013           1,000         1,035,000
                                                                                                                  -------------
TOTAL                                                                                                                 5,838,875
                                                                                                                  -------------

GAMING 5.12%
Aztar Corp.                                                   9.00%                 8/15/2011           1,500         1,638,750
Hard Rock Hotel+                                             8.875%                  6/1/2013           1,000         1,060,000
Isle of Capri Casinos, Inc.                                   9.00%                 3/15/2012           1,000         1,105,000
Mandalay Resorts Group                                       10.25%                  8/1/2007           1,500         1,728,750
Park Place Entertainment Corp.                               9.375%                 2/15/2007           1,750         1,960,000
River Rock Entertainment+                                     9.75%                 11/1/2011             800           852,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Turning Stone Casino Resort+                                 9.125%                12/15/2010   $       1,000     $   1,095,000
Venetian Casino Resort LLC                                   11.00%                 6/15/2010           1,500         1,743,750
                                                                                                                  -------------
TOTAL                                                                                                                11,183,250
                                                                                                                  -------------

GAS DISTRIBUTION 3.01%
Dynegy, Inc.+                                               10.125%                 7/15/2013           1,000         1,107,500
Northwest Pipeline Corp.                                     8.125%                  3/1/2010             750           834,375
Sonat, Inc.                                                  6.875%                  6/1/2005           1,000           985,000
Sonat, Inc.                                                  7.625%                 7/15/2011           1,500         1,305,000
The Williams Co., Inc.                                       7.875%                  9/1/2021           1,500         1,507,500
The Williams Co., Inc.                                       8.625%                  6/1/2010             750           832,500
                                                                                                                  -------------
TOTAL                                                                                                                 6,571,875
                                                                                                                  -------------

HEALTH SERVICES 3.88%
Ameripath, Inc.                                              10.50%                  4/1/2013           1,000         1,060,000
Medex, Inc.+                                                 8.875%                 5/15/2013           1,500         1,616,250
Nat'l. Nephrology Assoc.+                                     9.00%                 11/1/2011           1,500         1,552,500
Neighborcare+                                                6.875%                11/15/2013             250           253,125
PacifiCare Health System, Inc.                               10.75%                  6/1/2009             813           936,983
Prime Medical Services, Inc.                                  8.75%                  4/1/2008           1,000           965,000
Senior Housing Trust                                         8.625%                 1/15/2012           1,000         1,095,000
Triad Hospitals, Inc.+                                        7.00%                11/15/2013           1,000         1,002,500
                                                                                                                  -------------
TOTAL                                                                                                                 8,481,358
                                                                                                                  -------------

HOTELS 2.51%
FelCor Lodging LP                                             9.50%                 9/15/2008           1,500         1,608,750
Hilton Hotels Corp.                                           8.25%                 2/15/2011           1,000         1,140,000
Host Marriott LP                                              9.25%                 10/1/2007           1,000         1,105,000
John Q. Hammons Hotels, Inc.                                 8.875%                 5/15/2012           1,500         1,638,750
                                                                                                                  -------------
TOTAL                                                                                                                 5,492,500
                                                                                                                  -------------

HOUSEHOLD & LEISURE PRODUCTS 1.60%
Fedders North America                                        9.375%                 8/15/2007             875           882,656
Remington Arms Co.                                           10.50%                  2/1/2011           1,500         1,567,500
Sealy Mattress Co.                                          10.875%                12/15/2007           1,000         1,042,500
                                                                                                                  -------------
TOTAL                                                                                                                 3,492,656
                                                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS & MISCELLANEOUS
FINANCIAL SERVICES 0.23%
Chevy Chase Bank(e)                                          6.875%                 12/1/2013   $         500     $     507,500
                                                                                                                  -------------
LEISURE 0.97%
Gaylord Entertainment Co+                                     8.00%                11/15/2013             500           522,500
Six Flags, Inc.                                               9.50%                  2/1/2009           1,000         1,015,000
Universal City Development+                                  11.75%                  4/1/2010             500           582,500
                                                                                                                  -------------
TOTAL                                                                                                                 2,120,000
                                                                                                                  -------------

MACHINERY 2.31%
AGCO Corp.                                                    9.50%                  5/1/2008           2,000         2,200,000
JLG Industries, Inc.                                          8.25%                  5/1/2008             500           532,500
The Manitowoc Co., Inc.(a)                                  10.375%                 5/15/2011           1,475         1,944,891
Westinghouse Air Brake Co.+                                  6.875%                 7/31/2013             350           364,437
                                                                                                                  -------------
TOTAL                                                                                                                 5,041,828
                                                                                                                  -------------

MEDIA - BROADCAST 1.22%
Paxson Comm                                                  10.75%                 7/15/2008           1,500         1,627,500
TV Azteca, S.A. de C.V.(b)                                   10.50%                 2/15/2007           1,000         1,031,250
                                                                                                                  -------------
TOTAL                                                                                                                 2,658,750
                                                                                                                  -------------

MEDIA - CABLE 6.64%
Avalon Cable LLC                                            11.875%                 12/1/2008           1,500         1,552,500
Century Communications Corp.(c)                               9.50%                  3/1/2005           1,500         1,239,375
Charter Communications Holdings                              10.00%                  4/1/2009           2,000         1,670,000
CSC Holdings, Inc.                                           9.875%                 2/15/2013           1,000         1,050,000
Echostar DBS Corp.                                           9.125%                 1/15/2009           1,040         1,164,800
Globo Communicacoes
e Participacao+(b)(c)                                       10.625%                 12/5/2008             650           282,750
Insight Comm. Co., Inc.**                              0.00%/12.25%          2/15/2006 & 2011           1,500         1,198,125
Insight Midwest LP                                           10.50%                 11/1/2010           1,500         1,642,500
Jones Intercable                                             8.875%                  4/1/2007           1,075         1,115,555
Mediacom Broadband LLC                                       11.00%                 7/15/2013           1,000         1,077,500
NTL, Inc.(b)                                                 11.20%                11/15/2007           1,500         1,537,500
Rogers Cablesystems(b)                                       10.00%                 3/15/2005             890           970,100
                                                                                                                  -------------
TOTAL                                                                                                                14,500,705
                                                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
MEDIA - DIVERSIFIED 1.26%
Block Communications, Inc.                                    9.25%                 4/15/2009   $       1,500     $   1,601,250
Quebecor Media, Inc.(b)                                     11.125%                 7/15/2011           1,000         1,155,000
                                                                                                                  -------------
TOTAL                                                                                                                 2,756,250
                                                                                                                  -------------

METALS/MINING 0.77%
Century Aluminum Co.                                         11.75%                 4/15/2008           1,500         1,672,500
                                                                                                                  -------------

MORTGAGE BANKS & THRIFTS 0.48%
B.F. Saul REIT                                                9.75%                  4/1/2008           1,000         1,042,500
                                                                                                                  -------------

NON-FOOD & DRUG RETAILERS 3.38%
Cole National Group                                          8.875%                 5/15/2012           1,250         1,345,313
Dillard's, Inc.                                              9.125%                  8/1/2011           1,000         1,076,250
J.C. Penney Co., Inc.                                         9.00%                  8/1/2012           2,000         2,390,000
Office Depot, Inc.                                           10.00%                 7/15/2008             650           780,000
Saks, Inc.                                                   9.875%                 10/1/2011           1,500         1,794,375
                                                                                                                  -------------
TOTAL                                                                                                                 7,385,938
                                                                                                                  -------------

OIL FIELD EQUIPMENT & SERVICES 0.74%
J Ray McDermott SA+(b)(e)                                    11.00%                12/15/2013           1,250         1,262,500
Parker Drilling Co.+                                         9.625%                 10/1/2013             350           357,000
                                                                                                                  -------------
TOTAL                                                                                                                 1,619,500
                                                                                                                  -------------

PACKAGING 4.98%
AEP Industries, Inc.                                         9.875%                11/15/2007           1,000         1,000,000
Anchor Glass Container                                       11.00%                 2/15/2013           1,500         1,732,500
BWAY Corp.+                                                  10.00%                10/15/2010           1,500         1,608,750
Graham Packaging/GPC Cap                                     10.75%                 1/15/2009             750           778,125
Owens-Brockway Glass Co.                                      8.25%                 5/15/2013           3,000         3,157,500
Plastipak Holdings, Inc.                                     10.75%                  9/1/2011           1,000         1,105,000
Portola Packaging, Inc.                                      10.75%                 10/1/2005           1,150         1,144,250
Tekni-Plex, Inc.+                                             8.75%                11/15/2013             350           359,625
                                                                                                                  -------------
TOTAL                                                                                                                10,885,750
                                                                                                                  -------------

PHARMACEUTICALS 1.75%
Aaipharma, Inc.                                              11.00%                  4/1/2010           1,000         1,117,500
Alpharma, Inc.+                                              8.625%                  5/1/2011           1,000           997,500
Perkinelmer, Inc.                                            8.875%                 1/15/2013           1,500         1,698,750
                                                                                                                  -------------
TOTAL                                                                                                                 3,813,750
                                                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)           VALUE
-----------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING 2.63%
American Color Graphics+                                     10.00%                 6/15/2010   $       1,000     $   1,020,000
Dex Media West+                                              9.875%                 8/15/2013             750           855,000
Dex Media, Inc.**+                                      0.00%/9.00%         11/15/2008 & 2013           1,500         1,012,500
Houghton Mifflin Co.                                         9.875%                  2/1/2013           1,500         1,612,500
Primedia, Inc.                                               8.875%                 5/15/2011           1,000         1,040,000
Von Hoffman Corp.+                                           10.25%                 3/15/2009             200           211,500
                                                                                                                  -------------
TOTAL                                                                                                                 5,751,500
                                                                                                                  -------------

RESTAURANTS 0.46%
O'Charleys, Inc.+                                             9.00%                 11/1/2013           1,000         1,007,500
                                                                                                                  -------------

STEEL PRODUCERS/PRODUCTS 1.52%
Armco, Inc.                                                   9.00%                 9/15/2007           3,000         2,115,000
Oregon Steel Mills, Inc.                                     10.00%                 7/15/2009           1,500         1,215,000
                                                                                                                  -------------
TOTAL                                                                                                                 3,330,000
                                                                                                                  -------------

SUPPORT-SERVICES 0.96%
Armor Holdings, Inc.+                                         8.25%                 8/15/2013             900           963,000
Johnsondiversey, Inc.**+                               0.00%/10.67%          5/15/2007 & 2013           1,500         1,143,750
                                                                                                                  -------------
TOTAL                                                                                                                 2,106,750
                                                                                                                  -------------

TELECOM - FIXED LINE 0.91%
Cincinnati Bell, Inc.+                                       8.375%                 1/15/2014             725           763,062
MCI Communications Corp.(c)                                   6.50%                 4/15/2010           1,500         1,218,750
                                                                                                                  -------------
TOTAL                                                                                                                 1,981,812
                                                                                                                  -------------

TELECOM - INTEGRATED/SERVICES 2.21%
Qwest Capital Funding                                        5.875%                  8/3/2004           1,500         1,507,500
Qwest Communications Int'l                                    7.50%                 11/1/2008           1,500         1,550,625
Qwest Services Corp.+                                        13.50%                12/15/2010           1,500         1,771,875
                                                                                                                  -------------
TOTAL                                                                                                                 4,830,000
                                                                                                                  -------------

TELECOM - WIRELESS 4.37%
ACC Escrow Corp.+                                            10.00%                  8/1/2011           1,000         1,100,000
Alamosa Delaware, Inc.                                       11.00%                 7/31/2010             488           507,000
Centennial Cell Communication                               10.125%                 6/15/2013           1,000         1,060,000
Crown Castle Int'l. Corp.                                    10.75%                  8/1/2011             750           843,750
Dobson Communications Corp.+                                 8.875%                 10/1/2013           1,000         1,011,250
Rogers Wireless, Inc.(b)                                     9.625%                  5/1/2011           1,500         1,770,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                          INTEREST                   MATURITY          AMOUNT
INVESTMENTS                                                   RATE                       DATE           (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp.+                                        9.875%                  2/1/2010   $       1,500     $   1,560,000
Voicestream Wireless Corp.                                  10.375%                11/15/2009             575           643,281
Western Wireless Corp.                                        9.25%                 7/15/2013           1,000         1,045,000
                                                                                                                  -------------
TOTAL                                                                                                                 9,540,281
                                                                                                                  -------------

TELECOMMUNICATIONS EQUIPMENT 0.92%
Corning, Inc.                                                 7.00%                 3/15/2007           2,000         2,012,500
                                                                                                                  -------------

THEATERS & ENTERTAINMENT 1.22%
AMC Entertainment, Inc.                                       9.50%                 3/15/2009           1,500         1,552,500
Cinemark USA, Inc.                                            9.00%                  2/1/2013           1,000         1,115,000
                                                                                                                  -------------
TOTAL                                                                                                                 2,667,500
                                                                                                                  -------------

TRANSPORTATION EXCLUDING AIR/RAIL 1.42%
Avis Group Holdings, Inc.                                    11.00%                  5/1/2009           1,000         1,106,250
Offshore Logistics, Inc.                                     6.125%                 6/15/2013           1,500         1,447,500
Stena AB+(b)(e)                                               7.50%                 11/1/2013             550           558,937
                                                                                                                  -------------
TOTAL                                                                                                                 3,112,687
                                                                                                                  -------------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $193,438,781)                                                                205,095,629
                                                                                                                  =============

                                                                                                       SHARES
NON-CONVERTIBLE PREFERRED STOCKS 0.48%                                                                  (000)
                                                                                                       ------
MEDIA - CABLE 0.48%
CSC Holdings, Inc. (Cost $1,081,250)                                                                       10         1,057,500
                                                                                                                  =============

WARRANTS 0.00%

FOOD & DRUG RETAILERS 0.00%
Leiner Health Products, Inc.
Series C Pfd expiring 7/1/2007*~                                                                            -(d)             19
                                                                                                                  -------------
TELECOMMUNICATIONS EQUIPMENT 0.00%
Orbital Imaging Corp.
expiring 3/1/2005*+~                                                                                        -(d)              2
                                                                                                                  -------------
TOTAL WARRANTS (Cost $218,815)                                                                                               21
                                                                                                                  =============
TOTAL LONG-TERM INVESTMENTS (Cost $200,758,889)                                                                     212,520,575
                                                                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND NOVEMBER 30, 2003

                                                                                                    PRINCIPAL
                                                                                                       AMOUNT
INVESTMENTS                                                                                             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.79%

REPURCHASE AGREEMENT 1.79%
Repurchase Agreement dated 11/28/2003,
0.98% due 12/1/2003 with State Street  Bank &
Trust Co. collateralized by $4,065,000
of Federal Home Loan Mortgage Corp.  from 1.31%
to 4.65% due from 8/30/2004 to  10/10/2013; value
$3,985,836; proceeds:  $3,902,600 (Cost $3,902,241)                                             $       3,902     $   3,902,241
                                                                                                                  =============
TOTAL INVESTMENTS 99.06% (Cost $204,661,130)                                                                      $ 216,422,816
                                                                                                                  =============

  *  Non-income producing security.
 ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
  +  Restricted security under Rule 144A.
  ~  Fair Valued Security - See Note 2a.
 (a) Investment in non-U.S. dollar denominated securities (1.38%). The remaining securities (98.62%) are invested in U.S. dollar-denominated securities.
 (b) Foreign security denominated in U.S. dollars.
 (c) Defaulted security.
 (d) Amount represents less than 1,000 shares.
REIT-Real Estate Investment Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 85.85%

GOVERNMENT SPONSORED ENTERPRISES
COLLATERALIZED MORTGAGE OBLIGATIONS 12.40%
Federal Home Loan Mortgage Corp. 29 FA                      1.625#     3/25/2023   $       493   $       493,645
Federal Home Loan Mortgage Corp. 1209 F                     1.625%#    3/15/2007           464           464,154
Federal Home Loan Mortgage Corp. 1377 F                     1.625%#    9/15/2007           132           132,506
Federal Home Loan Mortgage Corp. 1380 L                      5.00%    10/15/2007            20            20,320
Federal Home Loan Mortgage Corp. 1515 G                      6.50%     2/15/2008           197           200,048
Federal Home Loan Mortgage Corp. 1549 F                      6.70%     7/15/2008           648           680,071
Federal Home Loan Mortgage Corp. 1550 H                      6.00%     7/15/2008           336           341,577
Federal Home Loan Mortgage Corp. 1551 JA                    1.675%#    7/15/2008            42            41,999
Federal Home Loan Mortgage Corp. 1564 H                      6.50%     8/15/2008           542           569,042
Federal Home Loan Mortgage Corp. 1587 L                      6.50%    10/15/2008           398           403,822
Federal Home Loan Mortgage Corp. 1594 H                      6.00%    10/15/2008         1,134         1,189,060
Federal Home Loan Mortgage Corp. 1604 IA                     6.00%     9/15/2008           551           567,303
Federal Home Loan Mortgage Corp. 1606 H                      6.00%    11/15/2008           233           244,650
Federal Home Loan Mortgage Corp. 1611 I                      6.00%     2/15/2023            52            52,991
Federal Home Loan Mortgage Corp. 1619 PH                     6.05%     9/15/2022         1,891         1,921,142
Federal Home Loan Mortgage Corp. 1624 KC                     6.00%     6/15/2008           396           400,790
Federal Home Loan Mortgage Corp. 1629 H                      6.00%    12/15/2020           167           167,477
Federal Home Loan Mortgage Corp. 1630 FC                    1.625%#   10/15/2022           243           243,410
Federal Home Loan Mortgage Corp. 1660 H                      6.50%     1/15/2009            71            74,595
Federal Home Loan Mortgage Corp. 1679 H                      6.00%    11/15/2008             8             8,096
Federal Home Loan Mortgage Corp. 1803 AB                     6.00%    12/15/2008         1,415         1,481,068
Federal Home Loan Mortgage Corp. 1857 FE                    1.575%#   12/15/2008           392           392,529
Federal Home Loan Mortgage Corp. 2208 PE                     7.00%    12/15/2028            39            39,153
Federal Home Loan Mortgage Corp. 2413 FL                     1.62%#   11/15/2029           147           147,536
Federal Home Loan Mortgage Corp. 2456 FD                     1.52%#    7/15/2030           453           451,965
Federal Home Loan Mortgage Corp. 2487 FB                     1.57%#    7/15/2030           578           576,397
Federal Home Loan Mortgage Corp. 2605 PH                     4.00%     2/15/2007           700           707,752
Federal Home Loan Mortgage Corp. 2692 MQ                     5.50%     3/15/2005         1,006         1,012,237
Federal National Mortgage Assoc. 1992-12 FA                  3.91%#    1/25/2022           404           409,939
Federal National Mortgage Assoc. 1992-141 FA                1.625%#    8/25/2007            37            37,083
Federal National Mortgage Assoc. 1992-151 F                 1.625%#    8/25/2007         1,487         1,495,560
Federal National Mortgage Assoc. 1993-138 FG                1.725%#   11/25/2022           359           360,236
Federal National Mortgage Assoc. 1993-188 CU                 5.50%     3/25/2004            46            45,774

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)              VALUE
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc. 1993-188 L                  6.00%     4/25/2008   $         2    $         2,052
Federal National Mortgage Assoc. 1993-196 F                 1.575%#   10/25/2008           655            658,280
Federal National Mortgage Assoc. 1993-197 PH                 6.00%     7/25/2008           634            650,329
Federal National Mortgage Assoc. 1993-214 F                 2.823%#   12/25/2008            26             25,991
Federal National Mortgage Assoc. 1993-214 FL                2.823%#   12/25/2008            27             27,334
Federal National Mortgage Assoc. 1993-224 PJ                 6.50%    11/25/2023         2,463          2,529,300
Federal National Mortgage Assoc. 1993-231 M                  6.00%    12/25/2008           158            165,397
Federal National Mortgage Assoc. 1993-52 K                   6.50%     4/25/2008            16             15,531
Federal National Mortgage Assoc. 1994-33 H                   6.00%     3/25/2009           667            702,096
Federal National Mortgage Assoc. 1994-89 FA                 1.575%#    3/25/2009           120            120,716
Federal National Mortgage Assoc. 1996-53 FA                 1.475%#   12/25/2003             -(a)              26
Federal National Mortgage Assoc. 1996-54 C                   6.00%     9/25/2008         3,244          3,332,815
Federal National Mortgage Assoc. 1998-17 TE                  6.25%     9/18/2026            82             81,776
Federal National Mortgage Assoc. 1998-61 PB                  5.50%    12/25/2008           577            582,017
Federal National Mortgage Assoc. 2003-11 PQ                  5.50%     6/25/2028            83             82,681
Federal National Mortgage Assoc. G93-11 FA                  1.525%#   12/25/2008           174            174,512
Federal National Mortgage Assoc. G94-1 F                    1.575%#    1/25/2024             9              8,577
                                                                                                  ---------------
TOTAL                                                                                                  24,533,357
                                                                                                  ---------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 47.15%
Federal Home Loan Mortgage Corp.                            2.875%     9/15/2005        46,500         47,174,436
Federal National Mortgage Assoc.                             4.75%     2/21/2013         3,550          3,478,737
Federal National Mortgage Assoc.                             6.00%     5/15/2008         7,000          7,730,310
Federal National Mortgage Assoc.                             7.25%     1/15/2010        29,700         34,847,782
                                                                                                  ---------------
TOTAL                                                                                                  93,231,265
                                                                                                  ---------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THOUGHS 23.65%
Federal Gold Home Loan Mortgage                              5.50%           TBA        11,001         11,334,462
Federal Gold Home Loan Mortgage                              6.00%           TBA         7,050          7,246,075
Federal Home Loan Mortgage Corp.                             6.50%      3/1/2006             1                653
Federal Home Loan Mortgage Corp. C66164                      7.00%      4/1/2032           400            422,036
Federal Home Loan Mortgage Corp. C66502                      7.00%      4/1/2032           667            704,291
Federal Home Loan Mortgage Corp. C67868                      7.00%      6/1/2032           554            584,356
Federal Home Loan Mortgage Corp. E01378                      5.00%      5/1/2018        16,000         16,214,288
Federal Home Loan Mortgage Corp. E77065                      6.50%      5/1/2014            48             50,045
Federal Home Loan Mortgage Corp. E90346                      6.00%      6/1/2017           604            630,486

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. E96205                      5.00%      5/1/2018   $       250   $       253,349
Federal Home Loan Mortgage Corp. G11404                      6.00%     10/1/2017         3,328         3,473,439
Federal Home Loan Mortgage Corp. M90736                      6.00%      6/1/2007           262           270,009
Federal National Mortgage Assoc.                            4.891%#     2/1/2032           224           229,344
Federal National Mortgage Assoc.                             6.00%      7/1/2014           354           370,311
Federal National Mortgage Assoc.                             6.19%      9/1/2008           103           112,308
Federal National Mortgage Assoc.                             6.30%      1/1/2008            28            30,365
Federal National Mortgage Assoc.                             6.34%      1/1/2008            27            29,240
Federal National Mortgage Assoc.                             6.43%      1/1/2008            28            30,478
Federal National Mortgage Assoc.                             6.50%           TBA         1,270         1,324,371
Federal National Mortgage Assoc.                             6.50%     12/1/2007            17            17,611
Federal National Mortgage Assoc.                             6.50%      4/1/2011           104           110,325
Federal National Mortgage Assoc.                             6.50%      6/1/2015         1,423         1,503,139
Federal National Mortgage Assoc.                             6.50%      7/1/2030           284           297,048
Federal National Mortgage Assoc.                             6.50%      8/1/2032           787           821,192
Federal National Mortgage Assoc.                             6.54%      1/1/2005            28            28,834
Federal National Mortgage Assoc.                             6.62%     10/1/2007            75            81,630
Federal National Mortgage Assoc.                             6.81%      8/1/2004            43            43,856
Federal National Mortgage Assoc.                             6.85%      8/1/2004            63            62,948
Federal National Mortgage Assoc.                            6.914%      4/1/2004            32            31,952
Federal National Mortgage Assoc.                            6.999%      6/1/2007           227           243,534
Federal National Mortgage Assoc.                             7.00%      9/1/2028           135           142,598
Federal National Mortgage Assoc.                             7.43%      8/1/2006            57            62,080
                                                                                                 ---------------
TOTAL                                                                                                 46,756,653
                                                                                                 ---------------

PASS-THROUGH AGENCIES 0.30%
Government National Mortgage Assoc.                         4.375%#    4/20/2028            48            49,438
Government National Mortgage Assoc.                          4.50%#    1/20/2018            76            77,649
Government National Mortgage Assoc.                          4.75%#   10/20/2026           108           109,554
Government National Mortgage Assoc.                         5.625%#   11/20/2020            50            51,949
Government National Mortgage Assoc.                         5.625%#   10/20/2027            53            54,705
Government National Mortgage Assoc.                         5.625%#   11/20/2027            50            50,912
Government National Mortgage Assoc.                         5.625%#   12/20/2027            52            53,571
Government National Mortgage Assoc.                          7.00%     4/15/2028            42            44,217
Government National Mortgage Assoc.                          7.50%     2/15/2016            52            55,491
Government National Mortgage Assoc.                         10.50%     5/15/2018             2             2,392
Government National Mortgage Assoc.                         10.50%    12/15/2018             5             5,275
Government National Mortgage Assoc.                         10.50%     3/15/2019            19            21,266

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
Government National Mortgage Assoc.                         10.50%     9/15/2019   $         3   $         2,918
Government National Mortgage Assoc.                         10.50%    10/15/2020            19            21,781
                                                                                                 ---------------
TOTAL                                                                                                    601,118
                                                                                                 ---------------

U.S. TREASURY OBLIGATION 2.35%

U.S. Treasury Note                                          5.625%     5/15/2008         4,218         4,647,051
                                                                                                 ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $169,654,839)                                                      169,769,444
                                                                                                 ===============

SHORT-TERM INVESTMENT 28.30%

REPURCHASE AGREEMENT 28.30%

Repurchase Agreement dated
11/28/2003, 1.04% due 12/1/2003
with J.P. Morgan Chase & Co.
collateralized by $57,886,000 of
Federal National Mortgage Assoc. at
3.375% due 12/15/2008;
value: $57,089,489;
proceeds: $55,974,851
(Cost $55,970,000)                                                                      55,970        55,970,000
                                                                                                 ===============
TOTAL INVESTMENTS 114.15% (Cost $225,624,839)                                                    $   225,739,444
                                                                                                 ===============

  # Variable rate security. The interest rate represents the rate at November
    30, 2003.
(a) Amount represents less than $1,000.
TBA-To be announced. Securities purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 96.35%

GOVERNMENT SPONSORED ENTERPRISES
COLLATERALIZED MORTGAGE OBLIGATIONS 3.87%

Federal Home Loan Mortgage Corp. 24 FD                      1.625%#    9/25/2022   $     5,855   $     5,868,051
Federal Home Loan Mortgage Corp. 29 FA                      1.625%#    3/25/2023         2,313         2,317,583
Federal Home Loan Mortgage Corp. 39 ZA                       6.50%     3/25/2024         3,028         3,063,304
Federal Home Loan Mortgage Corp. 73 G                     1095.35%    10/15/2020             2             3,637
Federal Home Loan
Mortgage Corp. 141 A PO                               Zero Coupon       7/1/2022           173           150,653
Federal Home Loan Mortgage Corp. 181 F IO                  494.14%     8/15/2021            18            61,880
Federal Home Loan Mortgage Corp. 1020 S IO                 900.95%    12/15/2020             1             2,411
Federal Home Loan Mortgage Corp. 1032 O IO                 544.71%    12/15/2020             2             3,643
Federal Home Loan Mortgage Corp. 1046 I IO                1009.00%     2/15/2021             1             2,360
Federal Home Loan Mortgage Corp. 1049 N IO                1010.50%     2/15/2021             3             6,163
Federal Home Loan Mortgage Corp. 1058 I IO                1008.50%     4/15/2021             1             1,831
Federal Home Loan Mortgage Corp. 1059 U IO                 409.00%     4/15/2021             2             3,104
Federal Home Loan Mortgage Corp. 1066 S IO               1195.607%     4/15/2021             4             4,064
Federal Home Loan Mortgage Corp. 1082 D IO                1007.80%     5/15/2021             7            23,944
Federal Home Loan
Mortgage Corp. 1095 A PO                              Zero Coupon      6/15/2021           186           185,363
Federal Home Loan
Mortgage Corp. 1137 M IO                                 1185.497%     9/15/2021             2             3,411
Federal Home Loan
Mortgage Corp. 1148 F PO                              Zero Coupon     10/15/2021           523           519,009
Federal Home Loan Mortgage Corp. 1180 G IO                1008.40%    11/15/2021             1             5,683
Federal Home Loan Mortgage Corp. 1200 IB IO               1007.00%     2/15/2022             -(a)          3,095
Federal Home Loan Mortgage Corp. 1241 X IO                982.654%     4/15/2022             1             7,382
Federal Home Loan
Mortgage Corp. 1363 B PO                              Zero Coupon      8/15/2022           462           450,926
Federal Home Loan Mortgage Corp. 1364 A                     1.575%#    9/15/2007            26            26,507
Federal Home Loan
Mortgage Corp. 1372 C PO                              Zero Coupon      9/15/2022           346           296,715
Federal Home Loan Mortgage Corp. 1550 H                      6.00%     7/15/2008         1,058         1,075,627
Federal Home Loan Mortgage Corp. 1661 PH                     6.25%     9/15/2008         5,439         5,552,990
Federal Home Loan Mortgage Corp. 2106 VC                     6.00%    11/15/2004           553           562,856
Federal National Mortgage Assoc. 94 2 IO                     9.50%      8/1/2021            67            14,132
Federal National
Mortgage Assoc. 133 1 PO                              Zero Coupon      4/25/2022            34            33,304

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
Federal National
Mortgage Assoc. 1991-158 E IO                             1008.00%    12/25/2021   $         2   $        23,699
Federal National Mortgage Assoc. 1993-86 L                   6.75%     6/25/2008         3,542         3,693,146
Federal National Mortgage Assoc. 1994-33 H                   6.00%     3/25/2009         9,660        10,162,840
Federal National Mortgage Assoc. 1996-53 FA                 1.475%#   12/25/2003             4             4,297
Federal National Mortgage Assoc. 2003-88 TA                  2.25%    11/25/2006         7,780         7,774,857
Federal National Mortgage Assoc. G94-1 F                    1.575%#    1/25/2024           572           572,717
                                                                                                 ---------------
TOTAL                                                                                                 42,481,184
                                                                                                 ---------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 13.52%
Federal National Mortgage Assoc.^                            4.75%     2/21/2013        66,455        65,120,982
Federal National Mortgage Assoc                             6.125%     3/15/2012         6,960         7,731,488
Federal National Mortgage Assoc.^                           6.625%    11/15/2030        30,110        33,943,635
Federal National Mortgage Assoc                              7.25%     1/15/2010        35,435        41,576,807
                                                                                                 ---------------
TOTAL                                                                                                148,372,912
                                                                                                 ---------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 58.90%
Federal Gold Home Loan Mortgage                              4.50%           TBA        68,105        67,551,647
Federal Gold Home Loan Mortgage                              5.50%           TBA        71,450        73,615,792
Federal Gold Home Loan Mortgage                              6.00%           TBA        94,980        97,621,584
Federal Home Loan Mortgage Corp. B10505                      5.00%     11/1/2018         7,280         7,377,501
Federal Home Loan Mortgage Corp. B10615                      5.00%     11/1/2018        10,000        10,133,930
Federal Home Loan Mortgage Corp. C01329                      7.00%      3/1/2032         2,169         2,287,816
Federal Home Loan Mortgage Corp. C01345                      7.00%      4/1/2032         8,069         8,516,601
Federal Home Loan Mortgage Corp. C01367                      7.00%      5/1/2032         2,741         2,892,685
Federal Home Loan Mortgage Corp. C65534                      7.00%      4/1/2032         2,075         2,190,326
Federal Home Loan Mortgage Corp. C66240                      7.00%      4/1/2032         2,241         2,365,794
Federal Home Loan Mortgage Corp. C66502                      7.00%      4/1/2032         8,364         8,828,291
Federal Home Loan Mortgage Corp. E01378                      5.00%      5/1/2018         4,625         4,686,942
Federal Home Loan Mortgage Corp. E01447                      5.50%      7/1/2018         2,700         2,785,020
Federal Home Loan Mortgage Corp. E84923                      6.00%      8/1/2016         4,491         4,686,889
Federal Home Loan Mortgage Corp. E88282                      6.00%      3/1/2017         6,108         6,375,057
Federal Home Loan Mortgage Corp. E89149                      6.00%      4/1/2017         1,228         1,281,525
Federal Home Loan Mortgage Corp. E89591                      6.00%      5/1/2017         4,445         4,640,235
Federal Home Loan Mortgage Corp. E90346                      6.00%      6/1/2017         1,281         1,336,630
Federal Home Loan Mortgage Corp. E96458                      5.00%      5/1/2018        26,210        26,561,031
Federal Home Loan Mortgage Corp. E96459                      5.00%      5/1/2018        46,000        46,616,078

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                         INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                  RATE           DATE         (000)             VALUE
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. E99103                      5.00%      9/1/2018   $     5,999   $     6,079,751
Federal Home Loan Mortgage Corp. G11367                      6.00%      2/1/2018         2,899         3,026,166
Federal Home Loan Mortgage Corp. G11404                      6.00%     10/1/2017   $     5,086         5,308,463
Federal National Mortgage Assoc.                             5.50%           TBA       153,430       154,436,808
Federal National Mortgage Assoc.                             5.50%     11/1/2025         1,878         1,900,132
Federal National Mortgage Assoc.                             6.50%           TBA        47,760        49,804,701
Federal National Mortgage Assoc.                             6.50%      5/1/2032         7,069         7,373,235
Federal National Mortgage Assoc.                             6.50%      7/1/2032        12,741        13,290,174
Federal National Mortgage Assoc.                             6.50%      8/1/2032         5,353         5,583,645
Federal National Mortgage Assoc.                             6.50%      9/1/2032         7,962         8,305,369
Federal National Mortgage Assoc.                            6.715%     10/1/2005         2,623         2,769,623
Federal National Mortgage Assoc.                             7.50%     11/1/2023         5,749         6,111,058
                                                                                                 ---------------
TOTAL                                                                                                646,340,499
                                                                                                 ---------------

PASS-THROUGH AGENCY .63%
Government National Mortgage Assoc.                          7.00%     8/15/2027         6,454         6,875,529
                                                                                                 ---------------

U.S. TREASURY OBLIGATIONS 19.43%
U.S. Treasury Bond^                                          5.25%     2/15/2029        78,380        78,523,906
U.S. Treasury Bond^                                        12.375%     5/15/2004        68,500        72,021,379
U.S. Treasury Bond                                          13.75%     8/15/2004         8,381         9,113,684
U.S. Treasury Strips^                                 Zero Coupon      8/15/2020       128,675        52,235,874
U.S. Treasury Strips                                  Zero Coupon     11/15/2027         5,085         1,351,064
                                                                                                 ---------------
TOTAL                                                                                                213,245,907
                                                                                                 ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $1,049,096,132)                                                  1,057,316,031
                                                                                                 ===============

                                                                                        SHARES
SHORT-TERM INVESTMENTS 56.37%                                                            (000)
                                                                                         -----
COLLATERAL FOR SECURITIES ON LOAN 12.18%
State Street Navigator Securities Lending Prime
Portfolio, 1.06%(b)                                                                    133,584       133,583,802
                                                                                                 ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND NOVEMBER 30, 2003

                                                                                     PRINCIPAL
                                                                                        AMOUNT
INVESTMENTS                                                                              (000)             VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 44.19%

Repurchase Agreement dated
11/28/2003, 1.04% due 12/1/2003 with
J.P. Morgan Chase & Co. collateralized by
$250,000,000 of Federal Home Loan Mortgage
Corp. at 4.00% due 11/12/2008, and $246,014,000
of Federal National Mortgage Assoc. from
3.25% to 3.375% due from 1/15/2008 to
12/15/2008; value: $493,876,847;
proceeds: $484,233,963                                                             $   484,192   $   484,192,000
                                                                                                 ---------------

Repurchase Agreement dated
11/28/2003, 0.98% due 12/1/2003 with
State Street Bank and Trust Co. collateralized
by $760,000 of Federal Home Loan Bank
at zero coupon due 1/23/2004; value:
$759,050; proceeds: $740,739                                                               741           740,678
                                                                                                 ---------------
TOTAL                                                                                                484,932,678
                                                                                                 ===============
TOTAL SHORT-TERM INVESTMENTS (Cost $618,516,480)                                                     618,516,480
                                                                                                 ===============
TOTAL INVESTMENTS 152.72% (Cost $1,667,612,612)                                                  $ 1,675,832,511
                                                                                                 ===============

 # Variable rate security. The interest rate represents the rate at November 30, 2003.
 ^  All (or a portion of security) on loan. See Note 5.
(a) Amount represents less than $1,000.
(b) Rate shown reflects 7 day yield as of November 30, 2003.
 IO-Interest Only.
 PO-Principal Only.
TBA-To be announced. Securities purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2003

                                                                           BALANCED       CONVERTIBLE
                                                                               FUND              FUND
ASSETS:
Investment in securities, at cost                                   $   479,296,009   $    46,766,529
-----------------------------------------------------------------------------------------------------
Investment in securities, at value                                  $   486,794,795   $    48,859,500
Repurchase agreement, at cost and value                                           -         5,251,999
 Cash                                                                             -           346,139
 Receivables:
   Interest and dividends                                                   119,527           227,110
   Investment securities sold                                                     -           126,355
   Capital shares sold                                                    7,985,895         1,107,996
   From advisor                                                                   -             5,446
   From affiliates                                                           88,605                 -
 Prepaid expenses and other assets                                           39,335            50,155
-----------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                           495,028,157        55,974,700
=====================================================================================================
LIABILITIES:
  Payables:
    Investment securities purchased                                               -         4,485,187
    Capital shares reacquired                                               420,170                 -
    Management fee                                                                -            25,090
    12b-1 distribution fees                                                 180,970            24,878
    Fund administration                                                      15,118             1,434
    Trustees' fees                                                            2,221               983
    To Lord, Abbett & Co. LLC                                                     -            45,655
  Accrued expenses and other liabilities                                     84,899            87,979
-----------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                         703,378         4,671,206
=====================================================================================================
NET ASSETS                                                          $   494,324,779   $    51,303,494
=====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   486,445,322   $    49,083,819
Undistributed net investment income                                         512,633           284,681
Accumulated net realized loss on investments                               (131,962)         (157,977)
Net unrealized appreciation on investments                                7,498,786         2,092,971
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                          $   494,324,779   $    51,303,494
=====================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                      $   399,266,583   $    24,445,204
Class B Shares                                                      $    52,942,704   $     5,860,102
Class C Shares                                                      $    42,089,857   $    19,952,069
Class P Shares                                                      $        25,635   $        10,789
Class Y Shares                                                                    -   $     1,035,330
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                           37,754,752         2,271,353
Class B Shares                                                            5,007,671           546,176
Class C Shares                                                            3,984,142         1,859,959
Class P Shares                                                                2,426             1,001
Class Y Shares                                                                    -            95,969
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                      $         10.58   $         10.76
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75% and
     4.75%, respectively)                                           $         11.23   $         11.30
Class B Shares-Net asset value                                      $         10.57   $         10.73
Class C Shares-Net asset value                                      $         10.56   $         10.73
Class P Shares-Net asset value                                      $         10.57   $         10.78
Class Y Shares-Net asset value                                                    -   $         10.79
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
NOVEMBER 30, 2003

                                                                                       LIMITED DURATION
                                                                                      U.S.GOV'T & GOV'T   U.S. GOV'T & GOV'T
                                                                         HIGH YIELD           SPONSORED            SPONSORED
                                                                               FUND    ENTERPRISES FUND     ENTERPRISES FUND
ASSETS:
  Investment in securities, at cost                                 $   200,758,889     $   169,654,839      $ 1,182,679,934
----------------------------------------------------------------------------------------------------------------------------
  Investment in securities, at value                                $   212,520,575     $   169,769,444      $ 1,190,899,833
  Repurchase agreements, at cost and value                                3,902,241          55,970,000          484,932,678
  Cash                                                                            -              15,629                    -
  Foreign cash, at value (cost $306,552)                                    311,213                   -                    -
  Receivables:
    Interest and dividends                                                4,471,018           1,390,091            5,134,952
    Investment securities sold                                            2,740,930           6,474,246            2,064,165
    Capital shares sold                                                     657,500           1,383,822              382,390
    From advisor                                                              4,236                   -                    -
  Prepaid expenses and other assets                                          15,565              21,511               95,603
----------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                          224,623,278         235,024,743        1,683,509,621
============================================================================================================================
LIABILITIES:
  Payable upon return of securities on loan                                       -                   -          133,583,802
  Payables:
    Investment securities purchased                                       5,577,984          36,014,099          445,416,757
    Capital shares reacquired                                               283,966             739,038            1,697,226
    Management fees                                                         105,669              76,229              455,479
    12b-1 distribution fees                                                 117,922             104,986              414,260
    Administration fees                                                       7,101               6,614               36,474
    Trustees' fees                                                                -                   -            1,093,738
  Dividends payable                                                               -             283,261            3,020,667
  Accrued expenses and other liabilities                                     59,527              51,032              456,751
----------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                       6,152,169          37,275,259          586,175,154
============================================================================================================================
NET ASSETS                                                          $   218,471,109     $   197,749,484      $ 1,097,334,467
============================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   217,078,885     $   199,080,789      $ 1,370,000,451
Undistributed (distributions in excess of)
  net investment income                                                     682,182              (2,270)          (4,114,405)
Accumulated net realized loss on investments
  and foreign currency related transactions                             (11,056,249)         (1,443,640)        (276,771,478)
Net unrealized appreciation on investments
  and translation of assets and liabilities
  denominated in foreign currencies                                      11,766,291             114,605            8,219,899
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $   218,471,109     $   197,749,484      $ 1,097,334,467
============================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                      $   108,519,825     $   109,514,959      $   929,391,952
Class B Shares                                                      $    49,952,962     $     2,826,423      $    78,894,507
Class C Shares                                                      $    57,620,805     $    85,408,102      $    89,048,008
Class P Shares                                                      $         1,192                   -                    -
Class Y Shares                                                      $     2,376,325                   -                    -
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                           13,321,309          24,225,875          356,708,787
Class B Shares                                                            6,149,286             624,238           30,298,160
Class C Shares                                                            7,088,760          18,772,677           34,071,940
Class P Shares                                                               146.27                   -                    -
Class Y Shares                                                              292,937                   -                    -
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                      $          8.15     $          4.52      $          2.61
Class A Shares-Maximum offering price
 (Net asset value plus sales charge of 4.75%, 3.25% and
    4.75%, respectively)                                            $          8.56     $          4.67      $          2.74
Class B Shares-Net asset value                                      $          8.12     $          4.53      $          2.60
Class C Shares-Net asset value                                      $          8.13     $          4.55      $          2.61
Class P Shares-Net asset value                                      $          8.15                   -                    -
Class Y Shares-Net asset value                                      $          8.11                   -                    -
============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                          BALANCED     CONVERTIBLE
                                                                              FUND           FUND*
INVESTMENT INCOME:
Dividends                                                            $  11,849,707   $     200,775
Interest                                                                    54,853          36,544
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 11,904,560         237,319
--------------------------------------------------------------------------------------------------

EXPENSES:
Management fees                                                          2,280,141          67,431
12b-1 distribution plan-Class A                                            856,103          16,096
12b-1 distribution plan-Class B                                            385,279          12,899
12b-1 distribution plan-Class C                                            291,642          37,159
12b-1 distribution plan-Class P                                                 28              20
Shareholder servicing                                                      546,082           8,622
Market data                                                                  1,123             573
Professional                                                                29,415          49,605
Reports to shareholders                                                     22,800          14,306
Fund accounting                                                              3,945               -
Fund administration                                                        108,135           3,853
Custody                                                                      9,118          10,085
Trustees' fees                                                               2,507           1,015
Registration                                                                90,588          27,393
Offering                                                                         -          35,310
Other                                                                       63,999           5,845
--------------------------------------------------------------------------------------------------
Gross expenses                                                           4,690,905         290,212
  Expense reductions                                                        (2,947)              -
  Expenses assumed by Lord, Abbett & Co. LLC                                     -        (134,224)
  Expenses assumed by Underlying Funds                                    (766,630)              -
  Management fee waived                                                 (2,280,141)              -
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                             1,641,187         155,988
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   10,263,373          81,331
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN:
Capital gains received from Underlying Funds                                39,067               -
Net realized gain on investments                                                 -          50,398
Net change in unrealized appreciation/depreciation
  on investments                                                        38,849,938       2,092,971
==================================================================================================
NET REALIZED AND UNREALIZED GAIN                                        38,889,005       2,143,369
==================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  49,152,378   $   2,224,700
==================================================================================================

*For the period June 23, 2003 (commencement of investment operations) to November 30, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                  LIMITED DURATION
                                                                                U.S. GOV'T & GOV'T   U.S. GOV'T & GOV'T
                                                                  HIGH YIELD             SPONSORED             SPONSORED
                                                                        FUND      ENTERPRISES FUND      ENTERPRISES FUND
INVESTMENT INCOME:
Dividends                                                      $     410,625   $            20,802   $           157,681
Interest                                                          17,657,900             4,421,388            34,712,913
Securities lending-net                                                     -                     -               109,232
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           18,068,525             4,442,190            34,979,826
------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Management fees                                                    1,170,150               970,111             6,201,638
12b-1 distribution plan-Class A                                      376,102               285,179             3,801,475
12b-1 distribution plan-Class B                                      420,703                 7,054               954,986
12b-1 distribution plan-Class C                                      537,427               867,627             1,042,090
12b-1 distribution plan-Class P                                            4                     -                     -
Shareholder servicing                                                187,896               198,615             1,683,492
Market data                                                            1,881                 1,792                11,207
Professional                                                          26,365                26,362               123,238
Reports to shareholders                                               10,586                15,498               146,196
Fund accounting                                                        1,425                 1,350                 7,159
Fund administration                                                   66,011                66,602               415,053
Custody                                                               17,202                22,729                63,823
Trustees' fees                                                           646                   146                32,944
Registration                                                          89,628                67,553                78,272
Other                                                                 55,583                 7,156               168,592
------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                     2,961,609             2,537,774            14,730,165
  Expense reductions                                                  (2,331)               (2,163)              (16,231)
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                       2,959,278             2,535,611            14,713,934
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             15,109,247             1,906,579            20,265,892
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments,
  futures contracts and foreign
  currency related transactions                                    4,902,602             2,115,886            28,331,862
Net change in unrealized appreciation/
  depreciation on investments and
  futures contracts and translation of
  assets and liabilities denominated in
  foreign currencies                                              16,079,009            (1,168,193)          (16,581,456)
========================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                  20,981,611               947,693            11,750,406
========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $  36,090,858   $         2,854,272   $        32,016,298
========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                          BALANCED     CONVERTIBLE
INCREASE IN NET ASSETS                                                        FUND           FUND*
OPERATIONS:
Net investment income                                                $  10,263,373   $      81,331
Capital gains received from Underlying Funds                                39,067               -
Net realized gain on investments                                                 -          50,398
Net change in unrealized appreciation/depreciation on investments       38,849,938       2,092,971
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    49,152,378       2,224,700
==================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                               (7,569,783)        (17,650)
  Class B                                                               (1,032,825)         (4,361)
  Class C                                                                 (774,912)        (13,522)
  Class P                                                                     (174)            (10)
  Class Y                                                                        -             (19)
Net realized gain
  Class A                                                               (2,749,781)              -
  Class B                                                                 (512,981)              -
  Class C                                                                 (416,871)              -
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (13,057,327)        (35,562)
==================================================================================================

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      285,106,739      49,586,654
Reinvestment of distributions                                           12,206,477          17,874
Cost of shares reacquired                                              (46,594,756)       (490,172)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                                         250,718,460      49,114,356
==================================================================================================
NET INCREASE IN NET ASSETS                                             286,813,511      51,303,494
==================================================================================================

NET ASSETS:
Beginning of period                                                    207,511,268               -
--------------------------------------------------------------------------------------------------
END OF PERIOD                                                        $ 494,324,779   $  51,303,494
==================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                  $     512,633   $     284,681
==================================================================================================

*For the period June 23, 2003 (commencement of investment operations) to November 30, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED NOVEMBER 30, 2003

                                                                                  LIMITED DURATION
                                                                                U.S. GOV'T & GOV'T    U.S. GOV'T & GOV'T
                                                                  HIGH YIELD             SPONSORED             SPONSORED
INCREASE (DECREASE) IN NET ASSETS                                       FUND      ENTERPRISES FUND      ENTERPRISES FUND
OPERATIONS:
Net investment income                                          $  15,109,247   $         1,906,579   $        20,265,892
Net realized gain on investments, futures
  contracts and foreign currency related
  transactions                                                     4,902,602             2,115,886            28,331,862
Net change in unrealized appreciation/
  depreciation on investments and futures
  contracts and translation of assets and
  liabilities denominated in foreign currencies                   16,079,009            (1,168,193)          (16,581,456)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      36,090,858             2,854,272            32,016,298
========================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                         (7,806,138)           (2,748,880)          (40,660,565)
  Class B                                                         (3,109,232)              (11,533)           (3,142,010)
  Class C                                                         (4,011,454)           (1,628,408)           (3,396,523)
  Class P                                                                (81)                    -                     -
  Class Y                                                           (165,925)                    -                     -
Net realized gain
  Class A                                                                  -               (93,417)                    -
  Class C                                                                  -               (80,226)                    -
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (15,092,830)           (4,562,464)          (47,199,098)
========================================================================================================================

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                151,124,995           190,678,162           161,992,279
Reinvestment of distributions                                      7,575,253             2,621,741            31,711,608
Cost of shares reacquired                                       (100,736,564)         (120,734,142)         (388,269,710)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                       57,963,684            72,565,761          (194,565,823)
========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                             78,961,712            70,857,569          (209,748,623)
========================================================================================================================

NET ASSETS:
Beginning of year                                                139,509,397           126,891,915         1,307,083,090
------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $ 218,471,109   $       197,749,484   $     1,097,334,467
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                        $     682,182   $            (2,270)  $        (4,114,405)
========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED NOVEMBER 30, 2002

                                                                          BALANCED      HIGH YIELD
INCREASE IN NET ASSETS                                                        FUND            FUND
OPERATIONS:
Net investment income                                                $   6,557,406   $   8,303,863
Capital gains received from Underlying Funds                             4,194,071               -
Net realized loss on investments and foreign currency transactions               -      (7,182,378)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign
  currencies                                                           (20,797,871)     (1,823,353)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   (10,046,394)       (701,868)
==================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                               (4,669,820)     (4,184,586)
  Class B                                                                 (838,786)     (2,004,582)
  Class C                                                                 (770,798)     (2,297,537)
  Class Y                                                                        -         (29,055)
Paid-in capital
  Class A                                                                        -        (237,218)
  Class B                                                                        -        (113,637)
  Class C                                                                        -        (130,244)
  Class Y                                                                        -          (1,647)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (6,279,404)     (8,998,506)
==================================================================================================

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      110,517,882     109,447,837
Reinvestment of distributions                                            5,688,224       4,250,917
Cost of shares reacquired                                              (33,072,660)    (29,551,762)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                                          83,133,446      84,146,992
==================================================================================================
NET INCREASE IN NET ASSETS                                              66,807,648      74,446,618
==================================================================================================

NET ASSETS:
Beginning of year                                                      140,703,620      65,062,779
--------------------------------------------------------------------------------------------------
END OF YEAR                                                          $ 207,511,268   $ 139,509,397
==================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                              $      (1,172)  $     481,750
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEAR ENDED NOVEMBER 30, 2002

                                                                  LIMITED DURATION
                                                                U.S. GOV'T & GOV'T    U.S. GOV'T & GOV'T
                                                                         SPONSORED             SPONSORED
INCREASE IN NET ASSETS                                            ENTERPRISES FUND      ENTERPRISES FUND
OPERATIONS:
Net investment income                                          $         1,789,495   $        37,487,897
Net realized gain on investments                                         1,106,585            37,569,492
Net change in unrealized appreciation/depreciation
  on investments and futures contracts                                   1,036,417             7,540,919
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     3,932,497            82,598,308
========================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                               (1,663,517)          (52,841,611)
  Class B                                                                        -            (3,063,504)
  Class C                                                               (1,198,918)           (4,454,822)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (2,862,435)          (60,359,937)
========================================================================================================

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      124,128,164           275,766,233
Reinvestment of distributions                                            1,345,184            38,707,139
Cost of shares reacquired                                              (51,536,863)         (280,654,881)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                                          73,936,485            33,818,491
========================================================================================================
NET INCREASE IN NET ASSETS                                              75,006,547            56,056,862
========================================================================================================

NET ASSETS:
Beginning of year                                                       51,885,368         1,251,026,228
--------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $       126,891,915   $     1,307,083,090
========================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME               $          (100,836)  $        (4,929,151)
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BALANCED FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     9.67     $    10.80     $    11.64     $    12.34     $    12.87
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .35            .42            .52            .58            .54
  Net realized and unrealized gain (loss)                1.04          (1.14)          (.26)          (.01)           .61
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                     1.39           (.72)           .26            .57           1.15
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.32)          (.41)          (.56)          (.60)          (.54)
  Paid-in capital                                           -              -           (.05)             -              -
  Net realized gain                                      (.16)             -           (.49)          (.67)         (1.14)
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.48)          (.41)         (1.10)         (1.27)         (1.68)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $    10.58     $     9.67     $    10.80     $    11.64     $    12.34
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                         15.19%         (6.76)%         2.24%          4.85%         10.01%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                            .40%           .38%           .32%           .36%           .25%
  Expenses, excluding waiver and expense
    reductions                                           1.40%          1.39%          1.47%          1.51%          1.00%
  Net investment income                                  3.50%          4.19%          4.72%          4.94%          4.41%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $  399,266     $  154,128     $   98,032     $   75,360     $   72,073
  Portfolio turnover rate                                 .00%           .00%         30.69%          3.86%          8.30%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     9.67     $    10.79     $    11.63     $    12.32     $    12.86
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .28            .36            .46            .53            .52
  Net realized and unrealized gain (loss)                1.05          (1.14)          (.28)          (.04)           .52
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                     1.33           (.78)           .18            .49           1.04
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.27)          (.34)          (.48)          (.51)          (.44)
  Paid-in capital                                           -              -           (.05)             -              -
  Net realized gain                                      (.16)             -           (.49)          (.67)         (1.14)
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.43)          (.34)         (1.02)         (1.18)         (1.58)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $    10.57     $     9.67     $    10.79     $    11.63     $    12.32
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                         14.40%         (7.32)%         1.54%          4.22%          9.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                           1.04%          1.00%          1.00%          1.00%          1.00%
  Expenses, excluding waiver and expense
    reductions                                           2.04%          2.01%          2.15%          2.15%          1.75%
  Net investment income                                  2.86%          3.57%          4.16%          4.52%          4.28%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $   52,943     $   29,415     $   22,837     $   15,527     $   13,149
  Portfolio turnover rate                                 .00%           .00%         30.69%          3.86%          8.30%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     9.66     $    10.80     $    11.61     $    12.31     $    12.85
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .28            .36            .45            .50            .52
  Net realized and unrealized gain (loss)                1.05          (1.14)          (.24)          (.02)           .52
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                     1.33           (.78)           .21            .48           1.04
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.27)          (.36)          (.48)          (.51)          (.44)
  Paid-in capital                                           -              -           (.05)             -              -
  Net realized gain                                      (.16)             -           (.49)          (.67)         (1.14)
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.43)          (.36)         (1.02)         (1.18)         (1.58)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $    10.56     $     9.66     $    10.80     $    11.61     $    12.31
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                         14.39%         (7.33)%         1.81%          4.12%          9.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                           1.04%           .98%           .82%          1.00%          1.00%
  Expenses, excluding waiver and expense
    reductions                                           2.04%          1.99%          1.97%          2.15%          1.75%
  Net investment income                                  2.86%          3.59%          4.10%          4.28%          4.28%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $   42,090     $   23,968     $   19,835     $   15,778     $   14,908
  Portfolio turnover rate                                 .00%           .00%         30.69%          3.86%          8.30%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                     12/31/2002(c)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     9.15
                                                                      ==========
Investment operations
  Net investment income(a)                                                   .34
  Net realized and unrealized gain                                          1.34
                                                                      ----------
    Total from investment operations                                        1.68
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.26)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.57
                                                                      ==========

Total Return(b)                                                            18.69%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                          .45%(d)+
  Expenses, excluding waiver and expense reductions                         1.36%(d)+
  Net investment income                                                     3.12%(d)+

                                                                     12/31/2002(c)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
----------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $       26
  Portfolio turnover rate for the year ended November 30, 2003               .00%
----------------------------------------------------------------------------------

  +  The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
CONVERTIBLE FUND

                                                                     6/23/2003(a)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
  Unrealized depreciation on investments                                    (.02)
                                                                      ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                  $     9.98
                                                                      ==========
Investment operations
  Net investment income(b)                                                   .05
  Net realized and unrealized gain                                           .75
                                                                      ----------
    Total from investment operations                                         .80
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.02)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.76
                                                                      ==========

Total Return(c)                                                             (.20)(d)(e)

Total Return(c)                                                             7.99%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expenses assumed                            .56%(d)+
  Expenses, excluding waiver and expenses assumed                           1.12%(d)+
  Net investment income                                                      .50%(d)+

                                                                     6/23/2003(a)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
----------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $   24,445
  Portfolio turnover rate                                                  44.97%
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                     6/23/2003(a)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
  Unrealized depreciation on investments                                    (.02)
                                                                      ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                  $     9.98
                                                                      ==========
Investment operations
  Net investment income(b)                                                   .02
  Net realized and unrealized gain                                           .74
                                                                      ----------
    Total from investment operations                                         .76
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.01)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.73
                                                                      ==========

Total Return(c)                                                             (.20)%(d)(e)

Total Return(c)                                                             7.64%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expenses assumed                            .84%(d)+
  Expenses, excluding waiver and expenses assumed                           1.42%(d)+
  Net investment income                                                      .22%(d)+

                                                                     6/23/2003(a)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
---------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $    5,860
  Portfolio turnover rate                                                  44.97%
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                     6/23/2003(a)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
  Unrealized depreciation on investments                                    (.02)
                                                                      ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                  $     9.98
                                                                      ==========
Investment operations
  Net investment income(b)                                                   .02
  Net realized and unrealized gain                                           .74
                                                                      ----------
    Total from investment operations                                         .76
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.01)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.73
                                                                      ==========

Total Return(c)                                                             (.20)%(d)(e)

Total Return(c)                                                             7.66%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expenses assumed                            .84%(d)+
  Expenses, excluding waiver and expenses assumed                           1.42%(d)+
  Net investment income                                                      .22%(d)+

                                                                     6/23/2003(a)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
---------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $   19,952
  Portfolio turnover rate                                                  44.97%
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                     6/23/2003(a)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
  Unrealized depreciation on investments                                    (.02)
                                                                      ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                  $     9.98
                                                                      ==========
Investment operations
  Net investment income(b)                                                   .04
  Net realized and unrealized gain                                           .77
                                                                      ----------
    Total from investment operations                                         .81
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.01)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.78
                                                                      ==========

Total Return(c)                                                             (.20)%(d)(e)

Total Return(c)                                                             8.13%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expenses assumed                            .60%(d)+
  Expenses, excluding waiver and expenses assumed                           1.18%(d)+
  Net investment income                                                      .45%(d)+

                                                                     6/23/2003(a)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
---------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $       11
  Portfolio turnover rate                                                  44.97%
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CONVERTIBLE FUND

                                                                     6/23/2003(a)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
  Unrealized depreciation on investments                                    (.02)
                                                                      ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                  $     9.98
                                                                      ==========
Investment operations
  Net investment income(b)                                                   .02
  Net realized and unrealized gain                                           .81
                                                                      ----------
    Total from investment operations                                         .83
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.02)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    10.79
                                                                      ==========

Total Return(c)                                                             (.20)%(d)(e)

Total Return(c)                                                             8.32%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expenses assumed                            .41%(d)+
  Expenses, excluding waiver and expenses assumed                           1.02%(d)+
  Net investment income                                                      .65%(d)+

                                                                     6/23/2003(a)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
---------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $    1,035
  Portfolio turnover rate                                                  44.97%
---------------------------------------------------------------------------------

  +  The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 6/30/2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 11/30/2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
                                                      2003           2002           2001           2000         11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.34     $     8.25     $     8.39     $     9.72     $       10.08
                                                   ==========     ==========     ==========     ==========     =============
Investment operations
  Net investment income(a)                                .62            .69            .79            .85               .83
  Net realized and unrealized gain (loss)                 .82           (.83)          (.04)         (1.25)             (.34)
                                                   ----------     ----------     ----------     ----------     -------------
    Total from investment operations                     1.44           (.14)           .75           (.40)              .49
                                                   ----------     ----------     ----------     ----------     -------------
Distributions to shareholders from:
  Net investment income                                  (.63)          (.73)          (.82)          (.93)             (.85)
  Paid-in capital                                           -           (.04)          (.07)             -                 -
                                                   ----------     ----------     ----------     ----------     -------------
    Total distributions                                  (.63)          (.77)          (.89)          (.93)             (.85)
                                                   ----------     ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $     8.15     $     7.34     $     8.25     $     8.39     $        9.72
                                                   ==========     ==========     ==========     ==========     =============

Total Return(b)                                         20.51%         (1.66)%         9.14%         (4.60)%            4.99%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.22%          1.26%          1.33%           .86%              .46%(d)
  Expenses, excluding expense reductions                 1.22%          1.26%          1.34%          1.37%             1.25%(d)
  Net investment income                                  8.04%          9.04%          9.36%          9.18%             8.44%(d)

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000         11/30/1999
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                  $  108,520     $   70,289     $   31,066     $   17,496     $      14,133
  Portfolio turnover rate                               72.69%         68.70%         93.11%         80.53%           109.57%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
                                                      2003           2002           2001           2000         11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.31     $     8.22     $     8.37     $     9.70     $       10.08
                                                   ==========     ==========     ==========     ==========     =============
Investment operations
  Net investment income(a)                                .57            .64            .74            .79               .78
  Net realized and unrealized gain (loss)                 .82           (.82)          (.05)         (1.24)             (.37)
                                                   ----------     ----------     ----------     ----------     -------------
    Total from investment operations                     1.39           (.18)           .69           (.45)              .41
                                                   ----------     ----------     ----------     ----------     -------------
Distributions to shareholders from:
  Net investment income                                  (.58)          (.69)          (.77)          (.88)             (.79)
  Paid-in capital                                           -           (.04)          (.07)             -                 -
                                                   ----------     ----------     ----------     ----------     -------------
    Total distributions                                  (.58)          (.73)          (.84)          (.88)             (.79)
                                                   ----------     ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $     8.12     $     7.31     $     8.22     $     8.37     $        9.70
                                                   ==========     ==========     ==========     ==========     =============

    Total Return(b)                                     19.80%         (2.26)%         8.36%         (5.17)%            4.22%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.83%          1.85%          1.96%          1.48%              .90%(d)
  Expenses, excluding expense reductions                 1.83%          1.85%          1.97%          1.99%             1.45%(d)
  Net investment income                                  7.43%          8.45%          8.74%          8.57%             7.92%(d)

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000         11/30/1999
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                  $   49,953     $   29,320     $   16,375     $    8,633     $       8,610
  Portfolio turnover rate                               72.69%         68.70%         93.11%         80.53%           109.57%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
                                                      2003           2002           2001           2000         11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.32     $     8.23     $     8.37     $     9.70     $       10.08
                                                   ==========     ==========     ==========     ==========     =============
Investment operations
  Net investment income(a)                                .57            .64            .74            .79               .78
  Net realized and unrealized gain (loss)                 .82           (.82)          (.04)         (1.24)             (.37)
                                                   ----------     ----------     ----------     ----------     -------------
    Total from investment operations                     1.39           (.18)           .70           (.45)              .41
                                                   ----------     ----------     ----------     ----------     -------------
Distributions to shareholders from:
  Net investment income                                  (.58)          (.69)          (.77)          (.88)             (.79)
  Paid-in capital                                           -           (.04)          (.07)             -                 -
                                                   ----------     ----------     ----------     ----------     -------------
    Total distributions                                  (.58)          (.73)          (.84)          (.88)             (.79)
                                                   ----------     ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $     8.13     $     7.32     $     8.23     $     8.37     $        9.70
                                                   ==========     ==========     ==========     ==========     =============

Total Return(b)                                         19.83%         (2.25)%         8.48%         (5.17)%            4.21%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.83%          1.85%          1.96%          1.48%              .90%(d)
  Expenses, excluding expense reductions                 1.83%          1.85%          1.97%          1.99%             1.45%(d)
  Net investment income                                  7.43%          8.45%          8.71%          8.60%             7.92%(d)

                                                                       YEAR ENDED 11/30                        12/31/1998(c)
                                                   -------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000         11/30/1999
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                  $   57,621     $   38,592     $   17,621     $    5,717     $       5,945
  Portfolio turnover rate                               72.69%         68.70%         93.11%         80.53%           109.57%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                     12/31/2002(c)
                                                                         TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     7.37
                                                                      ==========
Investment operations
  Net investment income(a)                                                   .58
  Net realized and unrealized gain                                           .72
                                                                      ----------
    Total from investment operations                                        1.30
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.52)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $     8.15
                                                                      ==========

Total Return(b)                                                            18.25%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                                    1.17%(d)+
  Expenses, excluding expense reductions                                    1.17%(d)+
  Net investment income                                                     7.30%(d)+

                                                                     12/31/2002(c)
                                                                         TO
SUPPLEMENTAL DATA:                                                    11/30/2003
----------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $        1
  Portfolio turnover rate for the year ended November 30, 2003             72.69%
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

                                                                         YEAR ENDED 11/30                      5/4/1999(c)
                                                   -------------------------------------------------------         TO
                                                      2003           2002           2001           2000        11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.30     $     8.21     $     8.38     $     9.73     $    10.36
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .65            .69            .81            .88            .55
  Net realized and unrealized gain (loss)                 .81           (.80)          (.06)         (1.25)          (.62)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                     1.46           (.11)           .75           (.37)          (.07)
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.65)          (.75)          (.85)          (.98)          (.56)
  Paid-in capital                                           -           (.05)          (.07)             -              -
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.65)          (.80)          (.92)          (.98)          (.56)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                     $     8.11     $     7.30     $     8.21     $     8.38     $     9.73
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                         20.99%         (1.30)%         9.18%         (4.31)%         (.59)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  .83%           .85%           .96%           .48%           .00%(d)
  Expenses, excluding expense reductions                  .83%           .85%           .97%           .99%           .51%(d)
  Net investment income                                  8.43%          9.45%          9.75%          9.49%          5.59%(d)

                                                                         YEAR ENDED 11/30                      5/4/1999(c)
                                                   -------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000        11/30/1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                  $    2,376     $    1,308     $        1     $        1     $        1
  Portfolio turnover rate                               72.69%         68.70%         93.11%         80.53%        109.57%
-------------------------------------------------------------------------------------------------------------------------

  +  The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LIMITED DURATION U.S. GOV'T & GOV'T SPONSORED ENTERPRISES FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     4.54     $     4.48     $     4.45     $     4.34     $     4.46
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .06(c)         .12            .19(c)         .27(c)         .27
  Net realized and unrealized gain (loss)                 .05            .13            .17            .08           (.15)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      .11            .25            .36            .35            .12
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.12)          (.19)          (.33)          (.24)          (.24)
  Net realized gain                                      (.01)             -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.13)          (.19)          (.33)          (.24)          (.24)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $     4.52     $     4.54     $     4.48     $     4.45     $     4.34
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                          2.42%          5.59%          8.27%          8.03%          3.05%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  .98%           .78%           .94%           .29%           .32%
  Expenses, excluding expense reductions                  .98%           .78%           .95%           .91%          1.00%
  Net investment income                                  1.30%          2.72%          4.30%          6.27%          6.21%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $  109,515     $   67,234     $   26,380     $    9,312     $   10,320
  Portfolio turnover rate                              463.24%        360.66%        564.26%        448.04%        310.16%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOV'T & GOV'T SPONSORED ENTERPRISES FUND

                                                                      5/2/2003(e)
                                                                          TO
                                                                      11/30/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     4.58
                                                                      ==========
Investment operations
  Net investment income(a)                                                   .01(c)
  Net realized and unrealized loss                                          (.02)
                                                                      ----------
    Total from investment operations                                        (.01)
                                                                      ----------
Distributions to shareholders from:
  Net investment income                                                     (.04)
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $     4.53
                                                                      ==========

Total Return(b)                                                             (.14)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                                    1.00%(d)
  Expenses, excluding expense reductions                                    1.00%(d)
  Net investment income                                                      .33%(d)+

                                                                      5/2/2003(e)
                                                                          TO
SUPPLEMENTAL DATA:                                                    11/30/2003
---------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $    2,826
  Portfolio turnover rate for the year ended November 30, 2003            463.24%
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOV'T & GOV'T SPONSORED ENTERPRISES FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     4.57     $     4.51     $     4.44     $     4.33     $     4.47
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .03(c)         .08            .14(c)         .23(c)         .23
  Net realized and unrealized gain (loss)                 .06(f)         .12            .17            .08           (.17)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      .09            .20            .31            .31            .06
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.10)          (.14)          (.24)          (.20)          (.20)
  Net realized gain                                      (.01)             -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.11)          (.14)          (.24)          (.20)          (.20)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $     4.55     $     4.57     $     4.51     $     4.44     $     4.33
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                          1.67%          4.57%          7.12%          7.23%          1.33%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.71%          1.76%          1.94%          1.29%          1.29%
  Expenses, excluding expense reductions                 1.71%          1.76%          1.95%          1.91%          1.97%
  Net investment income                                   .57%          1.74%          2.91%          5.35%          5.30%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $   85,408     $   59,658     $   25,506     $    4,167     $    5,929
  Portfolio turnover rate                              463.24%        360.66%        564.26%        448.04%        310.16%
-------------------------------------------------------------------------------------------------------------------------

  +  The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.
(d)  Not annualized.
(e)  Commencement of offering of class shares.
(f)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                                 YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------------
                                                       2003            2002            2001            2000            1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       2.64    $       2.59    $       2.51    $       2.45    $       2.64
                                                   ============    ============    ============    ============    ============
Investment operations
  Net investment income(a)                                  .05(c)          .08             .12(c)          .14(c)          .15
  Net realized and unrealized gain (loss)                   .02             .10             .12             .08            (.18)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                        .07             .18             .24             .22            (.03)
                                                   ------------    ------------    ------------    ------------    ------------
Distributions to shareholders from:
  Net investment income                                    (.10)           (.13)           (.16)           (.16)           (.16)
                                                   ------------    ------------    ------------    ------------    ------------
  NET ASSET VALUE, END OF YEAR                     $       2.61    $       2.64    $       2.59    $       2.51    $       2.45
                                                   ============    ============    ============    ============    ============

Total Return(b)                                            2.80%           7.00%           9.62%           8.68%           (.72)%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   1.09%           1.09%           1.09%           1.11%           1.02%
  Expenses, excluding expense reductions                   1.09%           1.09%           1.10%           1.12%           1.02%
  Net investment income                                    1.74%           3.05%           4.76%           5.75%           6.07%

                                                                                 YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $    929,392    $  1,097,968    $  1,093,286    $  1,126,887    $  1,354,030
  Portfolio turnover rate                                667.87%         560.84%         688.68%         406.10%         396.37%
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     2.64     $     2.59     $     2.52     $     2.45     $     2.64
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .03(c)         .06            .10(c)         .12(c)         .14
  Net realized and unrealized gain (loss)                 .02            .10            .11            .09           (.19)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      .05            .16            .21            .21           (.05)
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.09)          (.11)          (.14)          (.14)          (.14)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $     2.60     $     2.64     $     2.59     $     2.52     $     2.45
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                          1.78%          6.42%          8.56%          8.39%         (1.43)%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.72%          1.70%          1.70%          1.76%          1.69%
  Expenses, excluding expense reductions                 1.72%          1.70%          1.71%          1.77%          1.69%
  Net investment income                                  1.10%          2.44%          4.00%          5.10%          5.33%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $   78,894     $   97,262     $   56,264     $   30,250     $   33,181
  Portfolio turnover rate                              667.87%        560.84%        688.68%        406.10%        396.37%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     2.65     $     2.60     $     2.52     $     2.45     $     2.65
                                                   ==========     ==========     ==========     ==========     ==========
Investment operations
  Net investment income(a)                                .03(c)         .06            .11(c)         .13(c)         .14
  Net realized and unrealized gain (loss)                 .02            .10            .11            .08           (.20)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      .05            .16            .22            .21           (.06)
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.09)          (.11)          (.14)          (.14)          (.14)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                       $     2.61     $     2.65     $     2.60     $     2.52     $     2.45
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                          1.75%          6.36%          8.93%          8.38%         (1.80)%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.72%          1.68%          1.70%          1.76%          1.64%
  Expenses, excluding expense reductions                 1.72%          1.68%          1.71%          1.77%          1.64%
  Net investment income                                  1.11%          2.46%          4.14%          5.15%          5.46%

                                                                              YEAR ENDED 11/30
                                                   ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                    $   89,048     $  111,853     $  101,476     $   93,163     $  118,379
  Portfolio turnover rate                              667.87%        560.84%        688.68%        406.10%        396.37%
-------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of seven funds. This report covers the following five funds and their respective classes (separately, a "Fund" and collectively, the "Funds"); Balanced Series ("Balanced Fund"), Class A, B, C and P shares; Lord Abbett Convertible Fund ("Convertible Fund"), Class A, B, C, P and Y shares, Lord Abbett High Yield Fund ("High Yield Fund"), Class A, B, C, P and Y shares; Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund ("Limited Duration Fund" - formerly known as Limited Duration U.S. Government Securities Series), Class A, B, C and P shares; and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund ("U.S. Government Fund" - formerly known as U.S. Government Securities Series), Class A, B, C and P shares. As of the date of this report, no P shares have been issued for Limited Duration Fund and U.S. Government Fund. Convertible Fund commenced investment operations and was capitalized with a $2,040,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on June 23, 2003. Shares first became available to the public on June 30, 2003.

Balanced Fund's investment objective is current income and capital growth. Balanced Fund invests in other mutual funds ("Underlying Funds") managed by Lord Abbett. Convertible Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce high total return. High Yield Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Limited Duration Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government and government sponsored enterprises securities. U.S. Government Fund's investment objective is high current income consistent with reasonable risk.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B and C shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or if no sales price is available, at the mean between the most recently quoted bid and asked price. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable net income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are allocated to the funds within the Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

(g) FOREIGN TRANSACTIONS-The books and records of High Yield Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-High Yield Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies on the Statement of Assets and Liabilities. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions on the Statement of Operations.

    As of November 30, 2003, there are no forward foreign currency exchange contracts outstanding.

(i) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

    As of November 30, 2003, there are no open futures contracts.

(j) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(k) REVERSE REPURCHASE AGREEMENTS-Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security at an agreed-upon later date at an agreed upon price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund maintains collateral equal to at least 100% of the market value of the securities sold.

    The average balance of reverse repurchase agreements outstanding and the weighted-average interest rate during the year ended November 30, 2003, are as follows:

                                                 AVERAGE    WEIGHTED AVERAGE
                                           DAILY BALANCE       INTEREST RATE
    ------------------------------------------------------------------------
    Limited Duration Fund                   $    132,423                .827%
    U. S. Government Fund                   $    212,575                 .80%

    The maximum balance of reverse repurchase agreements outstanding during the year was $3,551,024 which was 1.82% of average daily net assets of Limited Duration Fund and $25,863,289 which was 2.09% of average daily net assets of
    U. S. Government Fund.

(l) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

(m) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of Convertible Fund that will be reimbursed by the Fund in the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of one year from the commencement of investment operations.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on each Fund's average daily net assets at the following rates:

                                        MANAGEMENT FEES      VOLUNTARY WAIVER
-----------------------------------------------------------------------------
Balanced Fund                                       .75%                  .75%(3)
Convertible Fund                                    .70%(1)                --
High Yield Fund                                     .60%                   --
Limited Duration Fund                               .50%                   --
U.S. Government Fund                                .50%(2)                --

(1) The management fee for Convertible Fund is based on average daily net assets at the following annual rates:

---------------------------------------------
First $1 billion                         .70%
Next $1 billion                          .65%
Over $2 billion                          .60%

(2) The management fee for U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.

(3) For the year ended November 30, 2003, Lord Abbett voluntarily waived all of its management fees. Lord Abbett may stop waiving its management fee at any time.

Lord Abbett is currently reimbursing expenses for Convertible Fund to the extent necessary to maintain total annual operating expenses for Class A at 1.30%, Class B at 1.95%, Class C at 1.95%, Class P at 1.40%, and Class Y at .95% of average daily net assets. Lord Abbett may stop reimbursing such expenses at any time.

In addition, effective January 1, 2003, Lord Abbett began providing certain administrative services to each Fund pursuant to an Administrative Services Agreement at the annual rate of .04% of each Fund's average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A*            CLASS B         CLASS C          CLASS P
-----------------------------------------------------------------------------------
Service                   .25%                .25%            .25%             .20%
Distribution              .10%(1)(2)          .75%            .75%             .25%

*   Limited Duration Fund's Class A Plan became active on April 1, 2003.

(1) In addition, Balanced Fund, Convertible Fund, High Yield Fund, Limited Duration Fund and U.S. Government Fund pay a one-time distribution fee of up to 1%, 1%, 1%, .75% and 1%, respectively, on certain qualifying purchases, which is generally amortized over a two-year period. Balanced Fund, Convertible Fund, High Yield Fund, Limited Duration Fund and U.S. Government Fund collected $6,399, $0, $49,804, $4,432, and $53,041, respectively, of
    CDSCs during the year.

(2) In addition, until January 1, 2003, each Fund, except for Limited Duration Fund and Convertible Fund, paid an incremental marketing expense of approximately .03% of the average daily net assets attributable to Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the year ended November 30, 2003:

                                            DISTRIBUTOR              DEALERS'
                                            COMMISSIONS           CONCESSIONS
-----------------------------------------------------------------------------
Balanced Fund                                $  953,964         $   5,130,210
Convertible Fund                                 56,455               293,773
High Yield Fund                                 168,315               862,588
Limited Duration Fund                           153,970               725,715
U.S. Government Fund                            164,360               870,612

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

Balanced Fund has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, fund administration fees, and distribution and service fees) of Balanced Fund in proportion to the average daily value of total Underlying Fund shares owned by Balanced Fund.

The percentage of Lord Abbett Investment Trust-Total Return Fund owned by Balanced Fund at November 30, 2003 was approximately 24%.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for U.S. Government Fund and Limited Duration Fund, declared and paid monthly for Balanced Fund and High Yield Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 11, 2003, the following distributions were declared for the Funds:

                               NET INVESTMENT      SHORT-TERM        LONG-TERM
                                       INCOME    CAPITAL GAIN     CAPITAL GAIN
------------------------------------------------------------------------------
Balanced Fund                    $  1,376,459     $         -     $     37,728
Convertible Fund                      361,457         190,223                -
Limited Duration                            -       2,014,833          195,568

The distributions were paid on December 19, 2003 to shareholders of record on December 18, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 are as follows:

                                                     BALANCED FUND              CONVERTIBLE FUND
------------------------------------------------------------------------------------------------
                                       11/30/2003       11/30/2002     11/30/2003     11/30/2002
------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                      $  9,377,694     $  6,279,404    $    35,562      $       -
Net long-term capital gains             3,679,633                -              -              -
------------------------------------------------------------------------------------------------
Total distributions paid             $ 13,057,327     $  6,279,404    $    35,562      $       -
================================================================================================

                                                   HIGH YIELD FUND         LIMITED DURATION FUND
------------------------------------------------------------------------------------------------
                                       11/30/2003       11/30/2002     11/30/2003     11/30/2002
------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                      $ 15,092,830     $  8,515,760   $  4,562,464   $  2,862,435
------------------------------------------------------------------------------------------------
   Total distributions                 15,092,830        8,515,760      4,562,464      2,862,435
   Tax return of capital                        -          482,746              -              -
------------------------------------------------------------------------------------------------
Total distributions paid             $ 15,092,830     $  8,998,506   $  4,562,464   $  2,862,435
================================================================================================

                                              U.S. GOVERNMENT FUND
------------------------------------------------------------------
                                       11/30/2003       11/30/2002
------------------------------------------------------------------
Distributions paid from:
Ordinary income                      $ 47,199,098     $ 60,359,937
------------------------------------------------------------------
Total distributions paid             $ 47,199,098     $ 60,359,937
==================================================================

As of November 30, 2003, the components of accumulated earnings (losses) on a tax basis are as follows:

                                            BALANCED FUND       CONVERTIBLE FUND
--------------------------------------------------------------------------------
Undistributed ordinary income - net         $     512,633         $      475,432
Undistributed long-term capital gains              37,728                      -
--------------------------------------------------------------------------------
   Total undistributed earnings             $     550,361         $      475,432
Temporary differences                                   -               (140,353)
Unrealized gains - net                          7,329,096              1,884,596
--------------------------------------------------------------------------------
   Total accumulated earnings - net         $   7,879,457         $    2,219,675
================================================================================

                                                HIGH YIELD FUND    LIMITED DURATION FUND
----------------------------------------------------------------------------------------
Undistributed ordinary income - net             $       682,182         $      2,012,563
Undistributed long-term capital gains                         -                  195,569
----------------------------------------------------------------------------------------
   Total undistributed earnings                 $       682,182         $      2,208,132
Capital loss carryforwards*                         (10,172,352)                       -
Unrealized gains (losses) - net                      10,882,394               (3,539,437)
----------------------------------------------------------------------------------------
   Total accumulated earnings (losses) - net    $     1,392,224         $     (1,331,305)
========================================================================================

                                          U. S. GOVERNMENT FUND
---------------------------------------------------------------
Capital loss carryforwards*                     $  (236,569,109)
Temporary differences                                (4,114,405)
Unrealized gains - net                              (31,982,470)
---------------------------------------------------------------
   Total accumulated earnings - net             $   272,665,984
===============================================================

Capital losses incurred after October 31 ("post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Convertible Fund incurred and will elect to defer net capital losses of $139,825 during fiscal 2003.

* As of November 30,2003, the capital loss carryforwards along with the related expiration dates are as follows:

                                   2004           2005         2006            2007
-----------------------------------------------------------------------------------
High Yield Fund           $           -   $          -  $   363,702   $     442,486
U.S. Government Fund        135,807,633     43,030,400            -      42,258,127

                                   2008           2009         2010           Total
-----------------------------------------------------------------------------------
High Yield Fund           $   1,202,023   $  1,730,547  $ 6,433,594   $  10,172,352
U.S. Government Fund         15,472,949              -            -     236,569,109

As of November 30, 2003, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                                  BALANCED FUND         CONVERTIBLE FUND
----------------------------------------------------------------------------------------
Tax Cost                                        $   479,465,699           $   52,226,903
----------------------------------------------------------------------------------------
Gross unrealized gain                                 7,329,096                2,180,231
Gross unrealized loss                                        --                 (295,635)
----------------------------------------------------------------------------------------
   Net unrealized security gain                 $     7,329,096           $    1,884,596
========================================================================================

                                                HIGH YIELD FUND    LIMITED DURATION FUND
----------------------------------------------------------------------------------------
Tax Cost                                        $   205,545,027           $  229,278,880
----------------------------------------------------------------------------------------
Gross unrealized gain                                14,195,911                        -
Gross unrealized loss                                (3,313,517)              (3,539,437)
----------------------------------------------------------------------------------------
   Net unrealized security gain (loss)          $    10,882,394           $   (3,539,437)
========================================================================================

                                           U.S. GOVERNMENT FUND
---------------------------------------------------------------
Tax Cost                                        $ 1,707,814,981
---------------------------------------------------------------
Gross unrealized loss                               (31,982,470)
---------------------------------------------------------------
   Net unrealized security loss                 $   (31,982,470)
===============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                    UNDISTRIBUTED
                                 (DISTRIBUTION IN
                                   EXCESS OF) NET      ACCUMULATED
                                       INVESTMENT     NET REALIZED          PAID-IN
                                           INCOME      GAIN (LOSS)          CAPITAL
-----------------------------------------------------------------------------------
Balanced Fund                      $     (371,874)   $     371,874    $           -
Convertible Fund                          238,912         (208,375)         (30,537)
High Yield Fund                           184,015         (666,761)         482,746
Limited Duration Fund                   2,580,808       (2,580,808)               -
U.S. Government Fund                   27,747,952       (3,824,940)     (23,923,012)

5.  PORTFOLIO SECURITIES TRANSACTIONS

As of November 30, 2003, the value of securities loaned for U.S. Government Fund was $162,518,920. These loans are collateralized by cash of $133,583,802, which is invested in a restricted money market account, and securities of $33,282,788, for a total of $166,866,589. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $57,274 for the year ended November 30, 2003, which have been netted against securities lending income on the Statement of Operations.

As of November 30, 2003, there were no securities on loan and there was no securities lending activity during the year ended November 30, 2003 for Balanced Fund, Convertible Fund, High Yield Fund and Limited Duration Fund.

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2003 are as follows:

                                   U.S.         NON-U.S.              U.S.          NON-U.S.
                             GOVERNMENT       GOVERNMENT        GOVERNMENT        GOVERNMENT
                             PURCHASES*        PURCHASES            SALES*             SALES
--------------------------------------------------------------------------------------------
Balanced Fund           $             -    $ 239,519,090   $             -   $             -
Convertible Fund                      -       56,535,859                 -         9,661,251
High Yield Fund                       -      194,603,647                 -       133,531,014
Limited Duration Fund       827,907,563                -       781,702,058                 -
U.S. Government Fund      7,799,489,307                -     8,016,830,246                 -

*Includes U.S. government sponsored enterprises securities.

6.  TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Trust. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and in Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses.

8.  LINE OF CREDIT

High Yield Fund and Convertible Fund, along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .09%. As of November 30, 2003 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended November 30, 2003.

9.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's net asset value.

10. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high yield bonds in which one or more of the Funds may invest. Some issuers, particularly of high yield bonds (sometimes called "junk bonds"), may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

In addition, Balanced Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with equity investing. The values of equity holdings of the Underlying Funds and of the Convertible Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved.

Convertible Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds.

High Yield Fund and Convertible Fund may invest up to 20% of their assets in foreign securities which present increased market, liquidity, currency, political and other risks.

Limited Duration Fund and U.S. Government Fund may invest a substantial portion of their assets in mortgage-related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect Fund performance.

11. SUMMARY OF CAPITAL TRANSACTIONS
The Trust has an unlimited number of authorized shares of beneficial interest.

BALANCED FUND
--------------------------------------------------------------------------------

                                                    YEAR ENDED                        YEAR ENDED
                                             NOVEMBER 30, 2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        24,176,993    $ 239,344,443        8,680,093    $  84,974,717
Reinvestment of distributions       1,046,374       10,024,231          446,451        4,424,463
Shares reacquired                  (3,413,264)     (33,000,015)      (2,257,706)     (22,211,124)
------------------------------------------------------------------------------------------------
Increase                           21,810,103    $ 216,368,659        6,868,838    $  67,188,056
------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------
Shares sold                         2,413,874    $  23,525,855        1,412,577    $  14,061,896
Reinvestment of distributions         135,524        1,290,414           67,588          671,980
Shares reacquired                    (583,987)      (5,579,323)        (553,665)      (5,494,694)
------------------------------------------------------------------------------------------------
Increase                            1,965,411    $  19,236,946          926,500    $   9,239,182
------------------------------------------------------------------------------------------------

CLASS C SHARES
------------------------------------------------------------------------------------------------
Shares sold                         2,250,396    $  22,212,040        1,132,899    $  11,481,269
Reinvestment of distributions          93,964          891,657           59,157          591,781
Shares reacquired                    (841,587)      (8,015,418)        (547,235)      (5,366,842)
------------------------------------------------------------------------------------------------
Increase                            1,502,773    $  15,088,279          644,821    $   6,706,208
------------------------------------------------------------------------------------------------

                                                  PERIOD ENDED
CLASS P SHARES                              NOVEMBER 30, 2003*
------------------------------------------------------------------------------------------------
Shares sold                             2,408    $      24,401
Reinvestment of distributions              18              175
------------------------------------------------------------------------------------------------
Increase                                2,426    $      24,576
------------------------------------------------------------------------------------------------

* For the period December 31, 2002 (commencement of offering of class shares) to November 30, 2003.

CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                  PERIOD ENDED
                                           NOVEMBER 30, 2003**
------------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         2,299,364    $  23,683,939
Reinvestment of distributions           1,145           11,740
Shares reacquired                     (29,156)        (304,648)
------------------------------------------------------------------------------------------------
Increase                            2,271,353    $  23,391,031
------------------------------------------------------------------------------------------------

** For the period June 23, 2003 (commencement of investment operations) to November 30, 2003.

                                                  PERIOD ENDED
                                            NOVEMBER 30, 2003*
------------------------------------------------------------------------------------------------
CLASS B SHARES                         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           547,701    $   5,599,233
Reinvestment of distributions             169            1,722
Shares reacquired                      (1,694)         (17,874)
------------------------------------------------------------------------------------------------
Increase                              546,176    $   5,583,081
------------------------------------------------------------------------------------------------

CLASS C SHARES                         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         1,875,881    $  19,283,482
Reinvestment of distributions             429            4,383
Shares reacquired                     (16,351)        (167,650)
------------------------------------------------------------------------------------------------
Increase                            1,859,959    $  19,120,215
------------------------------------------------------------------------------------------------

CLASS P SHARES                         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                             1,000    $      10,000
Reinvestment of distributions               1               10
------------------------------------------------------------------------------------------------
Increase                                1,001    $      10,010
------------------------------------------------------------------------------------------------

CLASS Y SHARES                         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                            95,967    $   1,010,000
Reinvestment of distributions               2               19
------------------------------------------------------------------------------------------------
Increase                               95,969    $   1,010,019
------------------------------------------------------------------------------------------------

* For the period June 23, 2003 (commencement of investment operations) to November 30, 2003

                                                    YEAR ENDED                        YEAR ENDED
HIGH YIELD FUND                              NOVEMBER 30, 2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        11,278,423    $  86,372,874        7,343,716    $  55,200,672
Reinvestment of distributions         613,482        4,730,731          366,789        2,787,148
Shares reacquired                  (8,150,530)     (63,530,014)      (1,897,320)     (14,316,376)
------------------------------------------------------------------------------------------------
Increase                            3,741,375    $  27,573,591        5,813,185    $  43,671,444
------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------
Shares sold                         2,983,608    $  22,685,019        2,694,670    $  20,478,469
Reinvestment of distributions         177,481        1,364,695          109,343          831,780
Shares reacquired                  (1,020,676)      (7,871,666)        (786,477)      (5,943,553)
------------------------------------------------------------------------------------------------
Increase                            2,140,413    $  16,178,048        2,017,536    $  15,366,696
------------------------------------------------------------------------------------------------

CLASS C SHARES
------------------------------------------------------------------------------------------------
Shares sold                         5,196,264    $  39,538,314        4,211,319    $  31,965,579
Reinvestment of distributions         170,400        1,313,823           79,439          604,808
Shares reacquired                  (3,548,650)     (27,511,592)      (1,160,748)      (8,782,226)
------------------------------------------------------------------------------------------------
Increase                            1,818,014    $  13,340,545        3,130,010    $  23,788,161
------------------------------------------------------------------------------------------------

                                                  PERIOD ENDED
CLASS P SHARES                              NOVEMBER 30, 2003+
------------------------------------------------------------------------------------------------
Shares sold                            135.72    $       1,000
Reinvestment of distributions           10.55               82
------------------------------------------------------------------------------------------------
Increase                               146.27    $       1,082
------------------------------------------------------------------------------------------------

+ For the period December 31, 2002 (commencement of offering of class shares) to November 30, 2003.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                                    YEAR ENDED                        YEAR ENDED
CLASS Y SHARES                                NOVEMBER 30,2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
Shares sold                           325,501    $   2,527,788          241,408    $   1,803,117
Reinvestment of distributions          21,607          165,922            3,755           27,181
Shares reacquired                    (233,266)      (1,823,292)         (66,209)        (509,607)
------------------------------------------------------------------------------------------------
Increase                              113,842    $     870,418          178,954    $   1,320,691
------------------------------------------------------------------------------------------------

                                                    YEAR ENDED                        YEAR ENDED
LIMITED DURATION FUND                        NOVEMBER 30, 2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        26,521,287    $ 121,107,853       16,429,478    $  73,988,386
Reinvestment of distributions         429,507        1,957,704          206,925          933,325
Shares reacquired                 (17,535,048)     (79,876,430)      (7,717,007)     (34,629,130)
------------------------------------------------------------------------------------------------
Increase                            9,415,746    $  43,189,127        8,919,396    $  40,292,581
------------------------------------------------------------------------------------------------

                                                  PERIOD ENDED
CLASS B SHARES                              NOVEMBER 30, 2003+
------------------------------------------------------------------------------------------------
Shares sold                           674,056    $   3,055,676
Reinvestmetn of distributions             648            2,938
Shares reacquired                     (50,466)        (228,907)
------------------------------------------------------------------------------------------------
Increase                              624,238    $   2,829,707
------------------------------------------------------------------------------------------------

+ For the period May 2, 2003 (commencement of offering of class shares) to November 30, 2003.

                                                    YEAR ENDED                        YEAR ENDED
CLASS C SHARES                               NOVEMBER 30, 2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
Shares sold                        14,464,108    $  66,514,633       11,046,208    $  50,139,778
Reinvestment of distributions         144,112          661,099           90,896          411,859
Shares reacquired                  (8,890,137)     (40,628,805)      (3,740,030)     (16,907,733)
------------------------------------------------------------------------------------------------
Increase                            5,718,083    $  26,546,927        7,397,074    $  33,643,904
------------------------------------------------------------------------------------------------

                                                    YEAR ENDED                        YEAR ENDED
U.S. GOVERNMENT FUND                         NOVEMBER 30, 2003                 NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        44,311,090    $ 117,829,690       69,092,734    $ 180,586,504
Reinvestment of distributions      10,726,412       28,421,331       13,603,732       35,423,668
Shares reacquired                (114,150,238)    (302,178,517)     (88,535,212)    (230,606,745)
------------------------------------------------------------------------------------------------
Decrease                          (59,112,736)   $(155,927,496)      (5,838,746)   $ (14,596,573)
------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------
Shares sold                        10,129,314    $  26,977,356       23,625,117    $  62,006,534
Reinvestment of distributions         651,526        1,726,034          540,624        1,413,039
Shares reacquired                 (17,330,133)     (45,768,811)      (9,010,845)     (23,558,115)
------------------------------------------------------------------------------------------------
Increase (decrease)                (6,549,293)   $ (17,065,421)      15,154,896    $  39,861,458
------------------------------------------------------------------------------------------------

CLASS C SHARES
------------------------------------------------------------------------------------------------
Shares sold                         6,444,912    $  17,185,233       12,641,127    $  33,173,195
Reinvestment of distributions         588,605        1,564,243          715,118        1,870,432
Shares reacquired                 (15,195,437)     (40,322,382)     (10,138,805)     (26,490,021)
------------------------------------------------------------------------------------------------
Increase (decrease)                (8,161,920)   $ (21,572,906)       3,217,440    $   8,553,606
------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT INVESTMENT TRUST-
BALANCED SERIES,
LORD ABBETT CONVERTIBLE FUND,
LORD ABBETT HIGH YIELD FUND,
LORD ABBETT LIMITED DURATION U.S. GOVERNMENT &
   GOVERNMENT SPONSORED ENTERPRISES FUND, AND
LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Investment Trust - Balanced Series, Lord Abbett Convertible Fund, Lord Abbett High Yield Fund, Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (formerly known as Limited Duration U.S. Government Securities Series) and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (formerly known as U.S. Government Securities Series) (the "Funds") as of November 30, 2003, and the related statements of operations for the period then ended, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Balanced Series, Lord Abbett Convertible Fund, Lord Abbett High Yield Fund, Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund as of November 30, 2003, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
January 23, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                    WITH TRUST         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
ROBERT S. DOW                Trustee since 1993   Managing Partner and Chief   N/A
Lord, Abbett & Co. LLC       and Chairman since   Investment Officer of
90 Hudson Street             1996                 Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                    WITH TRUST         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Trustee since 1994   Managing General Partner,    Currently serves as
Bigelow Media, LLC                                Bigelow Media, LLC (since    director of Adelphia
41 Madison Ave.,                                  2000); Senior Adviser,       Communications, Inc.,
Suite 3810                                        Time Warner Inc. (1998 -     Crane Co., and Huttig
New York, NY                                      2000); Acting Chief          Building Products Inc.
Date of Birth: 10/22/1941                         Executive Officer of
                                                  Courtroom Television
                                                  Network (1997 - 1998);
                                                  President and Chief
                                                  Executive Officer of Time
                                                  Warner Cable Programming,
                                                  Inc. (1991 - 1997).

WILLIAM H.T. BUSH            Trustee since 1998   Co-founder and Chairman of   Currently serves as
Bush-O'Donnell & Co., Inc.                        the Board of the financial   director of Wellpoint
101 South Hanley Road                             advisory firm of             Health Network, Inc.,
Suite 1250                                        Bush-O'Donnell & Company     DT Industries Inc.,
St. Louis, MO                                     (since 1986).                and Engineered Support
Date of Birth: 7/14/1938                                                       Systems, Inc.

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                    WITH TRUST         DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Trustee since 1998   Managing Director of         Currently serves as
Monitor Clipper Partners                          Monitor Clipper Partners     director of Avondale,
650 Madison Ave., 9th Fl.                         (since 1997) and President   Inc. and Interstate
New York, NY                                      of Clipper Asset             Bakeries Corp.
Date of Birth: 10/25/1942                         Management Corp. (since
                                                  1991), both private equity
                                                  investment funds.

STEWART S. DIXON             Trustee since 1993;  Partner in the law firm of   N/A
Wildman, Harrold,            retired 12/31/2002   Wildman, Harrold, Allen &
Allen & Dixon                                     Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS            Trustee since 2000   Senior Advisor (since        Currently serves as
Houlihan Lokey                                    April 2003) and Former       director of Adolph
Howard & Zukin                                    Chief Executive Officer of   Coors Company.
685 Third Ave.                                    Houlihan Lokey Howard &
New York, NY                                      Zukin, an investment bank
Date of Birth: 7/30/1947                          (January 2002 - April
                                                  2003); Chairman of Warburg
                                                  Dillon Read (1999 - 2001);
                                                  Global Head of Corporate
                                                  Finance of SBC Warburg
                                                  Dillon Read (1997 - 1999);
                                                  Chief Executive Officer of
                                                  Dillon, Read & Co. (1994 -
                                                  1997).

C. ALAN MacDONALD            Trustee since 1993   Retired - General Business   Currently serves as
415 Round Hill Road                               and Governance Consulting    director of
Greenwich, CT                                     (since 1992); formerly       Fountainhead Water
Date of Birth: 5/19/1933                          President and CEO of         Company, Lincoln
                                                  Nestle Foods.                Snacks, H.J. Baker,
                                                                               and Seix Fund, Inc.*

THOMAS J. NEFF               Trustee since 1993   Chairman of Spencer          Currently serves as
Spencer Stuart                                    Stuart, an executive         director of Ace, Ltd.
277 Park Avenue                                   search consulting firm       and Exult, Inc.
New York, NY                                      (since 1996); President of
Date of Birth: 10/2/1937                          Spencer Stuart
                                                  (1979-1996).

JAMES F. ORR, III            Trustee since 2002;  President and CEO of         Currently serves as
80 Pinckney Street           resigned 3/3/2003    LandingPoint Capital         Chairman of
Boston, MA                                        (since 2002); Chairman and   Rockefeller
Date of Birth: 3/5/1943                           CEO of United Asset          Foundation, Director
                                                  Management Corporation       of Nashua Corp. and
                                                  (2000 to 2001); Chairman     SteelPoint
                                                  and CEO of UNUM Provident    Technologies.
                                                  Corporation (1999 -
                                                  merger); Chairman and CEO
                                                  of UNUM Corporation (1988
                                                  - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

   NAME AND                  CURRENT POSITION        LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH TRUST          OF CURRENT POSITION   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive         Elected in 1996       Managing Partner and
(3/8/1945)                  Officer and President                         Chief Investment
                                                                          Officer of Lord Abbett
                                                                          since 1996.

ZANE E. BROWN               Executive Vice          Elected in 1996       Partner and Director
(12/09/1951)                President                                     of Fixed Income
                                                                          Management, joined
                                                                          Lord Abbett in 1992.

ROBERT I. GERBER            Executive Vice          Elected in 1998       Partner and Director
(5/29/1954)                 President                                     of Taxable Fixed
                                                                          Income Management,
                                                                          joined Lord Abbett in
                                                                          1997.

ROBERT G. MORRIS            Executive Vice          Elected in 1995       Partner and Director
(11/6/1944)                 President                                     of Equity Investments,
                                                                          joined Lord Abbett in
                                                                          1991.

CHRISTOPHER J. TOWLE        Executive Vice          Elected in 1999       Partner and Investment
(10/12/1957)                President                                     Manager, joined Lord
                                                                          Abbett in 1987.

TRACIE E. AHERN             Vice President and      Elected in 1999       Partner and Director
(1/12/1968)                 Treasurer                                     of Portfolio
                                                                          Accounting and
                                                                          Operations, joined
                                                                          Lord Abbett in 1999,
                                                                          prior thereto Vice
                                                                          President - Head of
                                                                          Fund Administration of
                                                                          Morgan Grenfell.

JOAN A. BINSTOCK            Chief Financial         Elected in 1999       Partner and Chief
(3/4/1954)                  Officer and Vice                              Operations Officer,
                            President                                     joined Lord Abbett in
                                                                          1999, prior thereto
                                                                          Chief Operating
                                                                          Officer of Morgan
                                                                          Grenfell.

    NAME AND                 CURRENT POSITION        LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH TRUST          OF CURRENT POSITION   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------
DANIEL E. CARPER            Vice President          Elected in 1993       Partner, joined Lord
(1/22/1952)                                                               Abbett in 1979.

MICHAEL S. GOLDSTEIN        Vice President          Elected in 1999       Partner and Fixed
(10/29/1968)                                                              Income Investment
                                                                          Manager, joined Lord
                                                                          Abbett in 1997.

PAUL A. HILSTAD             Vice President and      Elected in 1995       Partner and General
(12/13/1942)                Secretary                                     Counsel, joined Lord
                                                                          Abbett in 1995.

ELLEN G. ITSKOVITZ          Vice President          Elected in 2002       Partner and Senior
(10/30/1957)                                                              Research Analyst,
                                                                          joined Lord Abbett in
                                                                          1998.

LAWRENCE H. KAPLAN          Vice President and      Elected in 1997       Partner and Deputy
(1/16/1957)                 Assistant Secretary                           General Counsel,
                                                                          joined Lord Abbett in
                                                                          1997.

JERALD LANZOTTI             Vice President          Elected in 2003       Fixed Income
(6/12/1967)                                                               Investment Manager,
                                                                          joined Lord Abbett in
                                                                          1996.

ROBERT A. LEE               Vice President          Elected in 1998       Partner and Fixed
(8/28/1969)                                                               Income Investment
                                                                          Manager -Mortgage and
                                                                          Asset Backed
                                                                          Securities, joined
                                                                          Lord Abbett in 1997.

MAREN LINDSTROM             Vice President          Elected in 2003       Partner and Fixed
(9/17/1962)                                                               Income Investment
                                                                          Manager, joined Lord
                                                                          Abbett in 2000, prior
                                                                          thereto Director
                                                                          Convertible Sales at
                                                                          UBS AG from 1999 to
                                                                          2000, prior thereto
                                                                          Vice President-
                                                                          Convertible Sales at
                                                                          Deutsche Bank Securities
                                                                          Inc. from 1998 to 1999.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                     CURRENT POSITION        LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH TRUST          OF CURRENT POSITION   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III     Vice President          Elected in 1996       Partner and Manager of
(12/21/1959)                                                              Equity Trading, joined
                                                                          Lord Abbett in 1983.

WALTER H. PRAHL             Vice President          Elected in 1998       Partner and Director
(2/13/1958)                                                               of Quantitative
                                                                          Research, Taxable
                                                                          Fixed Income, joined
                                                                          Lord Abbett in 1997.

CHRISTINA T. SIMMONS        Vice President and      Elected in 2000       Assistant General
(11/12/1957)                Assistant Secretary                           Counsel, joined Lord
                                                                          Abbett in 1999,
                                                                          formerly Assistant
                                                                          General Counsel of
                                                                          Prudential Investments
                                                                          from 1998 to 1999,
                                                                          prior thereto Counsel
                                                                          of Drinker, Biddle &
                                                                          Reath LLP, a law firm.

BERNARD J. GRZELAK          Assistant Treasurer     Elected in 2003       Director of Fund
(6/12/1971)                                                               Administration, joined
                                                                          Lord Abbett in 2003,
                                                                          formerly Vice
                                                                          President, Lazard
                                                                          Asset Management from
                                                                          2000 to 2003, prior
                                                                          thereto Manager of
                                                                          Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

   TAX INFORMATION

   The following percentages of each Fund's ordinary income distribution paid during fiscal 2003 represent qualifying dividend income ("QDI"), and, for corporate shareholders, the amount of the ordinary income distribution that qualifies for the dividends received deduction ("DRD"):

                                QDI%            DRD%
   --------------------------------------------------
   Balanced Fund              37.54%          40.95%
   Convertible Fund            6.13%           6.13%

   The above percentages are based upon the Fund's fiscal year end and may not agree to the calendar year 2003 percentages. Additionally, of the distributions paid to shareholders of Balanced Fund during the fiscal year ended November 30, 2003, $3,679,633 represents long-term capital gains.

[LORD ABBETT(R) LOGO]



This report when not used for the general information       Lord Abbett Investment Trust
of shareholders of the Fund, is to be distributed only            Balanced Series
     if preceded or accompanied by a current Fund                 Lord Abbett Convertible Fund
                      Prospectus.                                 Lord Abbett High Yield Fund
                                                                  Limited Duration U.S. Government & Government
  Lord Abbett Mutual Fund shares are distributed by:                Sponsored Enterprises Fund
              LORD ABBETT DISTRIBUTOR LLC                         U.S. Government & Government                          LAIT-2-1103
90 Hudson Street - Jersey City, New Jersey 07302-3973               Sponsored Enterprises Fund                               (1/04)

[LORD ABBETT LOGO]

2003
ANNUAL
  REPORT

LORD ABBETT
 CORE FIXED INCOME FUND
 TOTAL RETURN FUND


FOR THE YEAR ENDED NOVEMBER 30, 2003

--------------------------------------------------------------------------------
LORD ABBETT INVESTMENT TRUST ANNUAL REPORT
CORE FIXED INCOME FUND AND TOTAL RETURN FUND
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Funds' strategies and performance for the fiscal year ended November 30, 2003. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. War in Iraq and general geopolitical concerns had a largely negative effect on business sentiment during the first part of the fiscal year. Corporations began the period cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the "Fed") cut interest rates 25 basis points to 1%, bringing interest rates to levels not seen in over 40 years. Also during the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions. Both measures were intended to strengthen the nascent economic recovery. Unemployment remained stubbornly high, reaching 6.4% by June.

     The U.S. economy showed signs of improvement in the third quarter of 2003. Gross domestic product, a measure of economic strength, expanded at a reported 8.2% rate, annualized-the fastest growth rate in 20 years. The U.S. dollar weakened against the euro throughout the period, making U.S. products more competitive in world markets. Corporate profits also grew, sparking the equity markets and adding to the market gains experienced in the second quarter. As the economy entered the final months of 2003, unemployment numbers improved, falling to 5.9% in November. Productivity data remained strong.

     In the fixed-income markets, equity-sensitive bonds, such as corporate bonds

--------------------------------------------------------------------------------

and convertible securities, responded positively, reflecting improvements in reported profits, greater cash flow and continued balance sheet repair in the corporate sector.

     One of the driving forces behind positive performance in the corporate bond sector was investors' continued search for yield in a low interest-rate environment. Willingness to take on risk to achieve additional yield was most evident in the high-yield bond market, where mutual funds experienced record inflows in 2003. Lower credit-quality sectors outperformed investment-grade over much of the year. Emerging market bonds also attracted investors for the same reason.

     For government bonds, however, the fiscal year was a more tumultuous one, framed not only by geopolitical events and economic reports, but also by uncertainty about the Fed's monetary policy. Despite a high level of volatility, particularly in the summer, yields on the benchmark 10-year Treasury bond ended the year at levels not far from where they had been 12 months earlier, about 4.25%.

Q. HOW DID THE FUNDS PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?

A. For the fiscal year ended November 30, 2003, Core Fixed Income Fund Class A shares returned 4.8% and Total Return Fund Class A shares returned 5.9%, both reflecting performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for fiscal year ended November 30, 2003. Their peer group, the Lipper Intermediate Investment Grade Debt Funds Average,(1) returned 5.6% and their benchmark, the Lehman Brothers Aggregate Bond Index,(2) returned 5.2% for the same period. Each Fund's portfolio is actively managed and, therefore, its holdings are subject to change. Sectors may include many industries. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 4.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: Core Fixed Income Fund: 1 Year: -0.18% and Since Inception (08/31/00): 6.81%. and Total Return Fund 1 Year: 0.86% and Since Inception (08/31/00): 6.96%

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. There were four overriding investment strategies in the Funds, relative to their benchmark, in 2003: an overweight to corporate debt, an underweight in mortgage-backed securities (MBS), a concentration in short-term and long-term maturities (a "barbell" structure) and, in the Total Return Fund, a small overweight in high-yield bonds.

     Our decision to overweight corporate bonds bore fruit, as yields in excess of

--------------------------------------------------------------------------------

Treasuries, or spreads, narrowed steadily throughout the year and bond prices rose. The mortgage underweight benefited performance, as returns in that sector lagged Treasuries. The key dynamic in the MBS market has been a torrent of money directed to the sector from commercial banks seeking safe haven from the corporate governance concerns of 2002.

     The maturity or term structure of the portfolios has been positioned for some time to benefit from a flattening of the yield curve. (When the difference between short- and long-term rates is diminishing, the yield curve is said to be flattening. A yield curve is obtained by plotting the yields of bonds with maturities ranging from the shortest to the longest available. The resulting curve is a graphic picture of short-term interest rates versus long-term rates.) Our expectation was that, as the Fed increased interest rates again, short-term rates would rise faster than long-term rates, reversing the long-term steepening trend. In fact, although the Fed has not yet begun to raise rates, the markets' expectation of such an action pushed rates higher at the end of the period, allowing the Funds to benefit from a flattening yield curve.

     Detracting from performance of the Core Fixed Income Fund relative to its peer group was the Fund's longer duration, or greater sensitivity to changes in interest rates. As the benchmark 10-year Treasury rates rose by 0.25% during the period, the returns of the Core Fixed Income Fund were penalized.

     Returns for the Total Return Fund were negatively affected by two decisions. As spreads contracted in the emerging markets, we reduced positions. However, despite the fact that valuations appeared rather full relative to long-term averages, emerging markets continued to improve over the course of the year. Secondly, higher credit-quality issuers, i.e., rated B or higher, as is our style, were the dominant part of the portfolio's investments in the high yield market. For much of 2003, however, the lowest rated companies registered the highest returns.

(1) Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2003 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average or index.

(2) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of each Fund's management and the portfolio

--------------------------------------------------------------------------------

holdings described in this report are as of November 30, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with a Fund, please see the Funds' Prospectus.

PERFORMANCE: PERFORMANCE DATA QUOTED IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

FOR MORE COMPLETE INFORMATION ABOUT ANY LORD ABBETT MUTUAL FUND, INCLUDING INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-821-5129 OR VISIT www.LordAbbett.com FOR A PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

CORE FIXED INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Lehman Aggregate Bond Index (the "Index"), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                   THE FUND (CLASS Y SHARES)    LEHMAN AGGREGATE
                                       AT NET ASSET VALUE(1)       BOND INDEX(2)
3/16/98                                         $     10,000        $     10,000
11/30/98                                        $     10,702        $     10,670
11/30/99                                        $     10,818        $     10,666
11/30/2000                                      $     11,906        $     11,632
11/30/2001                                      $     13,408        $     12,930
11/30/2002                                      $     14,342        $     13,879
11/30/2003                                      $     15,099        $     14,598

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                           1 YEAR     5 YEARS    LIFE OF CLASS
          CLASS A(3)       -0.18%         --             6.81%
          CLASS B(4)        0.26%         --             7.25%
          CLASS C(5)        4.24%         --             8.02%
          CLASS P(6)        4.79%         --             8.49%
          CLASS Y(1)        5.28%       7.12%            7.48%

            30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003:

             CLASS A    CLASS B    CLASS C    CLASS P    CLASS Y
               2.66%     2.14%      2.14%      2.74%      3.15%

(1) Total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ended November 30, 2003. Class Y shares were first offered to the public on March 16, 1998. Performance is at net asset value.
(2) Performance of the unmanaged Index does not reflect transaction costs, management fees or sales charges. The performance of the Index is not necessarily representative of the Fund's performance. Performance is calculated as of March 31, 1998.
(3) The Class A shares were first offered on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the class.
(5) Class C shares were first offered on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on August 31, 2000. Performance is at net asset value.

TOTAL RETURN FUND

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Lehman Aggregate Bond Index and the Lehman U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS Y SHARES)      LEHMAN AGGREGATE      LEHMAN U.S. UNIVERSAL
                    AT NET ASSET VALUE(1)         BOND INDEX(2)                   INDEX(2)
12/14/98                      $    10,000           $    10,000                $    10,000
11/30/99                      $    10,120           $     9,966                $    10,036
11/30/2000                    $    11,146           $    10,869                $    10,893
11/30/2001                    $    12,572           $    12,082                $    12,073
11/30/2002                    $    13,399           $    12,969                $    12,914
11/30/2003                    $    14,243           $    13,640                $    13,794

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                   1 YEAR    LIFE OF CLASS
          CLASS A(3)                0.86%            6.96%
          CLASS B(4)                1.19%            7.43%
          CLASS C(5)                5.28%            8.23%
          CLASS P(6)                5.95%            8.65%
          CLASS Y(1)                6.30%            7.41%

            30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2003:

          CLASS A     CLASS B    CLASS C    CLASS P    CLASS Y
           2.92%       2.45%      2.45%       2.88%      3.46%

(1) Total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ended November 30, 2003. Class Y shares were first offered on December 14, 1998. Performance is at net asset value.
(2) Performance of the unmanaged indices does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance is calculated as of December 31, 1998.
(3) The Class A shares were first offered on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the class.
(5) Class C shares were first offered on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on August 31, 2000. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
CORE FIXED INCOME FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE         (000)          VALUE
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 100.42%

ASSET-BACKED SECURITIES 19.59%
American Express Credit 1999-1 A                             5.60%   11/15/2006   $      835   $     849,284
American Express Credit 1999-3 A                             1.26%#  12/15/2006          750         750,593
American Express Credit 2000-2 A                            1.285%#   9/17/2007          430         430,759
American Express Master Trust 2002-1 A                       1.19%#  12/15/2005          210         210,247
Bank One Issuance Trust 2003-A2 A2                           1.17%#  10/15/2008          486         486,508
Capital Auto Rec. Asset Trust 2002-2 A3                      3.82%    7/15/2005          572         577,703
Chase Manhattan Auto Owner Tr. 2002-A A3                     3.49%    3/15/2006          511         515,964
Citibank Credit Card Master 1997-6 A                  Zero Coupon     8/15/2006          700         693,602
Citibank Credit Card Master 1998-9 A                         5.30%     1/9/2006        1,100       1,105,520
Citibank Credit Card Master 1999-1 A                         5.50%    2/15/2006          340         343,318
Comed Transitional Funding 1998-1 A5                         5.44%    3/25/2007          344         353,744
Daimler Chrysler Auto Trust 2002-B A2                        2.20%     4/6/2005          284         284,577
Discover Card Master Trust I 1999-5 A                        1.30%#  12/18/2006          950         950,886
Discover Card Master Trust I 2001-5 A                        5.30%   11/16/2006          900         916,563
Discover Card Master Trust I 2002-1 A                        1.19%#   7/15/2007          370         370,222
First USA Credit Card MT 1997-7 A                           1.218%#   5/17/2007        1,000       1,000,663
First USA Credit Card MT 1999-3 A                            1.27%#  12/19/2006          300         300,238
Ford Credit Auto Owner Trust 2000-G B                        6.92%    4/15/2005          342         346,244
Harley-Davidson Eaglemark 1999-3 A2                          6.55%   10/15/2005          192         194,079
Honda Auto Receivables Owner 2002-1 A3                       3.50%   10/17/2005           99          99,953
Illinois Power 1998-1 A5                                     5.38%    6/25/2007          199         205,466
MBNA Master Credit Card Trust 1995-A A                       1.39%#   1/16/2007          400         400,762
MBNA Master Credit Card Trust 1999-M A                       6.60%    4/16/2007          275         288,321
MBNA Master Credit Card Trust 2000-K A                      1.216%#   3/17/2008          330         330,559
Nissan Auto Receivables Owner 2003-A A2                      1.45%    5/16/2005          411         411,187
PP&L Transition Bond Co., LLC 1999-1 A5                      6.83%    3/25/2007          450         467,111
Residential Asset Sec. Corp. 1997-KS3 AI6                    6.90%    8/25/2027           31          31,398
SLM Student Loan Trust 2001-2 A1L                           1.201%#   7/27/2009          294         294,995
Toyota Auto Receivables Owner 2002-C A2                      1.14%#   3/15/2005          395         395,505
USAA Auto Owner Trust 2001-2 A3                              3.20%    2/15/2006          165         165,270
Vanderbilt Mortgage Fin. TR 1997-B 1A4                       7.19%     2/7/2014           42          42,558
                                                                                               -------------
TOTAL                                                                                             13,813,799
                                                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE         (000)          VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 21.72%
Altria Group, Inc.                                           7.00%    11/4/2013   $       75   $      77,910
Time Warner, Inc.                                           7.625%    4/15/2031          330         375,439
AT&T Broadband Corp.                                        9.455%   11/15/2022          191         258,498
AT&T Corp.                                                   8.75%   11/15/2031           79          91,026
AT&T Wireless Services, Inc.                                 8.75%     3/1/2031          110         129,216
Burlington Northern Santa Fe                                 7.95%    8/15/2030          220         270,739
Centerpoint Energy Houston Electric LLC+                     5.70%    3/15/2013          150         156,633
CRH America, Inc.                                            6.95%    3/15/2012          365         411,566
Deutsche Telekom Fin.(a)                                     9.25%     6/1/2032          132         178,886
Dow Chemical Co.                                             5.97%    1/15/2009          584         625,557
Dun & Bradstreet Corp.                                      6.625%    3/15/2006          134         143,323
Enterprise Products Operating                                7.50%     2/1/2011          325         374,722
Ford Motor Co.                                               7.45%    7/16/2031          105          99,878
Ford Motor Credit Corp.                                     6.875%     2/1/2006        2,104       2,215,577
France Telecom(a)                                            9.75%     3/1/2031          185         242,944
General Electric Capital Corp.                               6.75%    3/15/2032          520         577,688
General Electric Capital Corp.                              7.375%    1/19/2010          580         675,689
General Electric Co.                                         5.00%     2/1/2013          105         105,576
GMAC Mortgage Corp.                                          8.00%    11/1/2031          465         492,830
Harrah's Operating Co., Inc.                                 8.00%     2/1/2011          340         398,584
HCA, Inc.                                                   7.875%     2/1/2011          265         295,406
Household Finance Corp.                                     6.375%   10/15/2011          430         471,767
Household Finance Corp.                                     7.625%    5/17/2032          110         132,264
Int'l. Flavors & Frag., Inc.                                 6.45%    5/15/2006          560         606,473
Jones Intercable                                            8.875%     4/1/2007          115         119,338
Kansas City Power & Light                                   7.125%   12/15/2005          210         228,803
Lincoln National Corp.                                       6.20%   12/15/2011          535         579,006
Morgan Stanley                                               6.75%    4/15/2011          630         708,094
Niagara Mohawk Holdings, Inc.                               5.375%    10/1/2004          220         226,512
Quest Diagnostics, Inc.                                      7.50%    7/12/2011          285         329,593
Scholastic Corp.                                             5.75%    1/15/2007          450         479,552
Shaw Communications, Inc.(a)                                 7.25%     4/6/2011          315         338,625
Sprint Capital Corp.                                         8.75%    3/15/2032           40          45,429
Telus Corp.(a)                                               8.00%     6/1/2011          440         506,178
The Goldman Sachs Group, Inc.                               6.125%    2/15/2033           51          51,102
The Goldman Sachs Group, Inc.                                6.60%    1/15/2012          145         161,184
The Goldman Sachs Group, Inc.                               6.875%    1/15/2011          595         672,497

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE         (000)          VALUE
------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp.                                 7.25%    12/1/2010   $      485   $     555,172
Viacom, Inc.                                                 5.50%    5/15/2033          100          93,059
Waste Management, Inc.                                       7.10%     8/1/2026          105         113,492
Waste Management, Inc.                                      7.375%     8/1/2010          245         282,889
Westvaco Corp.                                               8.20%    1/15/2030          140         162,512
Weyerhaeuser Co.                                            7.375%    3/15/2032          235         251,591
                                                                                               -------------
TOTAL                                                                                             15,312,819
                                                                                               -------------

FOREIGN BONDS 1.02%
Telecom Italia Capital+(a)                                   5.25%   11/15/2013          275         274,107
United Mexican States(a)                                    6.375%    1/16/2013          435         447,833
                                                                                               -------------
TOTAL                                                                                                721,940
                                                                                               -------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 16.79%
Federal National Mortgage Assoc.                             4.75%    2/21/2013        4,190       4,105,890
Federal National Mortgage Assoc.                            6.125%    3/15/2012        1,230       1,366,340
Federal National Mortgage Assoc.                            6.625%   11/15/2030          650         732,759
Federal National Mortgage Assoc.                             7.25%    1/15/2010        4,800       5,631,965
                                                                                               -------------
TOTAL                                                                                             11,836,954
                                                                                               -------------

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS 0.01%
Federal National Mortgage Assoc. G94-1 F                    1.575%#   1/25/2024            4           3,509
                                                                                               -------------
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 28.60%
Federal Gold Home Loan Mortgage                              4.50%          TBA        1,760       1,745,700
Federal Gold Home Loan Mortgage                              5.50%          TBA        3,005       3,096,088
Federal Gold Home Loan Mortgage                              6.00%          TBA        2,750       2,826,483
Federal Home Loan Mortgage Corp. C66502                      7.00%     4/1/2032          133         140,858
Federal Home Loan Mortgage Corp. C67868                      7.00%     6/1/2032          105         111,306
Federal Home Loan Mortgage Corp. E00677                      6.00%     6/1/2014          181         188,729
Federal Home Loan Mortgage Corp. E01098                      6.00%     2/1/2017           74          76,813
Federal Home Loan Mortgage Corp. E96458                      5.00%     5/1/2018        3,040       3,080,715
Federal Home Loan Mortgage Corp. G01381                      7.00%     4/1/2032          149         157,448
Federal Home Loan Mortgage Corp. G01391                      7.00%     4/1/2032          148         156,049
Federal Home Loan Mortgage Corp. G11231                      6.00%     4/1/2017          134         139,482
Federal National Mortgage Assoc.                             5.50%          TBA        5,465       5,500,861

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
CORE FIXED INCOME FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE         (000)          VALUE
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                             6.50%     7/1/2032   $      813   $     847,897
Federal National Mortgage Assoc.                             6.50%     8/1/2032        1,834       1,912,697
Federal National Mortgage Assoc.                             6.55%     9/1/2007           56          60,831
Federal National Mortgage Assoc.                             6.87%     4/1/2006           91          97,962
Federal National Mortgage Assoc.                            7.011%    12/1/2006           25          27,315
                                                                                               -------------
TOTAL                                                                                             20,167,234
                                                                                               -------------

NON-AGENCY COMMERCIAL
MORTGAGE-BACKED SECURITIES 3.72%
Credit Suisse First Boston 1998-C2 A1                        5.96%   11/11/2030          799         849,265
DLJ Commercial Mortgage Corp. 1998-CF1 A1A                   6.14%    2/18/2031          486         506,256
First Union-Lehman Br. Comm 1997-C2 A2                       6.60%   11/18/2029          127         129,849
GMAC Comm. Mtg. Sec., Inc. 1998-C2 A1                        6.15%    5/15/2035          653         685,686
JP Morgan Chase Commercial 2002-C3 A2                       4.994%    7/12/2035          290         292,622
Salomon Brothers Mortgage 2001-C2 A2                        6.168%    2/13/2010          145         158,083
                                                                                               -------------
TOTAL                                                                                              2,621,761
                                                                                               -------------

U.S. TREASURY OBLIGATIONS 8.97%
U.S. Treasury Bond                                           5.25%    2/15/2029        4,110       4,117,546
U.S. Treasury Note                                           6.50%    2/15/2010        1,228       1,418,868
U.S. Treasury Strips                                  Zero Coupon     8/15/2020          831         337,346
U.S. Treasury Strips                                  Zero Coupon    11/15/2027        1,700         451,683
                                                                                               -------------
TOTAL                                                                                              6,325,443
                                                                                               -------------
TOTAL LONG-TERM INVESTMENTS (Cost $69,981,675)                                                    70,803,459
                                                                                               =============

SHORT-TERM INVESTMENT 17.97%

REPURCHASE AGREEMENT 17.97%
Repurchase Agreement dated 11/28/2003,
1.04% due 12/1/2003 with J.P. Morgan
Chase & Co. collateralized by
$12,984,000 of Federal National Mortgage
Assoc. at 4.625% due 10/15/2013;
value: $12,919,340; proceeds: $12,667,098
(Cost $12,666,000)                                                                    12,666      12,666,000
                                                                                               =============
TOTAL INVESTMENTS 118.39% (Cost $82,647,675)                                                   $  83,469,459
                                                                                               =============

  + Restricted security under Rule 144A.
  # Variable rate security. The interest rate represents the rate at November
    30, 2003.
(a) Foreign security traded in U.S. dollars.
TBA-To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)           VALUE
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 97.99%

ASSET-BACKED SECURITIES 17.92%
American Express Credit 1999-1 A                             5.60%   11/15/2006   $    1,623   $   1,650,763
American Express Credit 1999-3 A                             1.26%#  12/15/2006        1,150       1,150,910
American Express Credit 1999-5 A                             1.36%#   2/15/2007          625         625,972
American Express Credit 2000-2 A                            1.285%#   9/17/2007        1,025       1,026,810
Bank One Issuance Trust 2003-A2 A2                           1.17%#  10/15/2008        1,455       1,456,521
BMW Vehicle Owner Trust 2003-A A3                            1.94%    2/25/2007          330         330,248
Capital Auto Rec. Asset Trust 2002-2 A3                      3.82%    7/15/2005        1,061       1,072,876
Capital Auto Rec. Asset Trust 2003-2 A3B                     1.16%#   2/15/2007          400         400,122
Chase Manhattan Auto Owner Tr. 2002-A A3                     3.49%    3/15/2006        1,460       1,474,183
Citibank Credit Card 2001-A8 A8                              4.10%    12/7/2006          750         769,233
Citibank Credit Card 2002-A2 A2                              1.21%#   2/15/2007          715         715,096
Citibank Credit Card Master 1997-6 A                  Zero Coupon     8/15/2006          600         594,516
Citibank Credit Card Master 1999-1 A                         5.50%    2/15/2006        1,775       1,792,320
Citibank Omni-S Master TR 2002-1 A                          1.207%#   2/18/2009          800         799,110
Comed Transitional Funding 1998-1 A5                         5.44%    3/25/2007          516         530,617
Daimler Chrysler Auto Trust 2001-A A3                        5.16%     1/6/2005           25          24,551
Daimler Chrysler Auto Trust 2001-B A3                        4.85%     6/6/2005          218         218,782
Daimler Chrysler Auto Trust 2001-D A3                        3.15%    11/6/2005        1,200       1,208,328
Detroit Edison Securitization Funding LLC
2001-1 A2                                                    5.51%     3/1/2007          696         717,829
Discover Card Master Trust I 1999-5 A                        1.30%#  12/18/2006        1,540       1,541,437
Discover Card Master Trust I 2000-1 A                        1.29%#   8/16/2007          400         400,633
Discover Card Master Trust I 2000-5 A                        1.30%#  11/15/2007          340         340,805
First USA Credit Card MT 1997-7 A                           1.218%#   5/17/2007        2,000       2,001,326
First USA Credit Card MT 1999-3 A                            1.27%#  12/19/2006          300         300,238
Ford Credit Auto Owner Trust 2000-G B                        6.92%    4/15/2005          581         588,210
Ford Credit Auto Owner Trust 2001-B A4                       5.12%   10/15/2004           20          20,378
Ford Credit Auto Owner Trust 2001-C A4                       4.83%    2/15/2005          385         387,683
Ford Credit Auto Owner Trust 2002-A A3B                      1.24%#   1/15/2006          842         842,162
Illinois Power 1998-1 A5                                     5.38%    6/25/2007          439         452,026
MBNA Master Credit Card Trust 1997-I A                       6.55%    1/15/2007          210         217,697
Nationsbank Credit Card Master 1993-2 A                      6.00%   12/15/2005        1,335       1,338,846
PP&L Transition Bond Co., LLC 1999-1 A4                      6.72%   12/26/2005          126         126,504
Residential Asset Sec. Corp. 1997-KS3 AI6                    6.90%    8/25/2027          101         100,832
Residential Asset Sec. Corp. 1997-KS4 AI6                    6.68%   11/25/2027          124         124,072

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)           VALUE
------------------------------------------------------------------------------------------------------------
SLM Student Loan Trust 2003-6 A1                             1.14%#   6/16/2008   $      994   $     994,162
USAA Auto Owner Trust 2002-1 A3                              2.41%   10/16/2006          445         448,175
West Penn Funding LLC 1999-A A2                              6.63%   12/26/2005           98          98,528
Whole Auto Loan Trust 2002-1 A3                              2.60%    8/15/2006          845         853,798
                                                                                               -------------
TOTAL                                                                                             27,736,299
                                                                                               -------------

CORPORATE BONDS 27.75%
Agco Corp.                                                   8.50%    3/15/2006           90          90,450
Airgas, Inc.                                                 7.75%    9/15/2006          675         715,500
AK Steel Corp.                                              7.875%    2/15/2009          350         245,000
Altria Group, Inc.                                           7.00%    11/4/2013          155         161,014
American Airlines                                           8.608%     4/1/2011          147         129,705
American Standard, Inc.                                     7.625%    2/15/2010          546         619,710
Time Warner, Inc.                                           7.625%    4/15/2031          727         827,103
AT&T Broadband Corp.                                        9.455%   11/15/2022          408         552,184
AT&T Corp.                                                   8.75%   11/15/2031          144         165,921
AT&T Wireless Services, Inc.                                 8.75%     3/1/2031          254         298,371
Barrett Resources Corp.                                      7.55%     2/1/2007          425         456,875
Bowater, Inc.                                                6.50%    6/15/2013          450         417,845
Browning Ferris Industries                                  6.375%    1/15/2008          350         347,375
Burlington Northern Santa Fe                                 7.95%    8/15/2030          422         519,327
Calpine Corp.                                               7.875%     4/1/2008          210         154,350
Centerpoint Energy Houston Electric LLC+                     5.70%    3/15/2013          355         370,699
Chesapeake Energy Corp.                                     8.375%    11/1/2008          347         380,833
Cincinnati Bell, Inc.+                                      8.375%    1/15/2014          265         278,913
Corn Products Int'l., Inc.                                   8.45%    8/15/2009          556         622,720
Corning Glass                                                7.00%    3/15/2007          425         427,656
CRH America, Inc.                                            6.95%    3/15/2012          720         811,856
Dean Foods Co.                                               8.15%     8/1/2007          536         594,960
Deutsche Telekom Fin(a)                                      9.25%     6/1/2032          249         337,444
Dillard's, Inc.                                              6.43%     8/1/2004          350         358,313
Dow Chemical Co.                                             5.97%    1/15/2009        1,240       1,328,238
DRS Tech, Inc.+                                             6.875%    11/1/2013          250         255,000
Dun & Bradstreet Corp.                                      6.625%    3/15/2006          180         192,523
Enterprise Products Operating                                7.50%     2/1/2011          628         724,079
FMC Corp.                                                    6.75%     5/5/2005          372         379,440
Ford Motor Co.                                               7.45%    7/16/2031          290         275,853
Ford Motor Credit Corp.                                     6.875%     2/1/2006        4,725       4,975,571

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)           VALUE
------------------------------------------------------------------------------------------------------------
Fort James Corp.                                            6.875%    9/15/2007   $      350   $     368,375
France Telecom(a)                                            9.75%     3/1/2031          367         481,948
General Electric Capital Corp.                               6.75%    3/15/2032        1,316       1,461,994
General Electric Capital Corp.                              7.375%    1/19/2010        1,068       1,244,200
General Electric Co.                                         5.00%     2/1/2013          350         351,919
GMAC Mortgage Corp.                                          8.00%    11/1/2031        1,024       1,085,285
Harrah's Operating Co., Inc.                                 8.00%     2/1/2011          661         774,895
HCA, Inc.                                                   7.875%     2/1/2011          515         574,091
Houghton Mifflin Co.                                         8.25%     2/1/2011          350         371,875
Household Finance Corp.                                     6.375%   10/15/2011          855         938,048
Household Finance Corp.                                     7.625%    5/17/2032          227         272,945
Insight Midwest                                             10.50%    11/1/2010          265         290,175
Int'l. Flavors & Frag., Inc.                                 6.45%    5/15/2006        1,201       1,300,667
Jones Intercable                                            8.875%     4/1/2007          245         254,243
Kansas City Power & Light                                   7.125%   12/15/2005           97         105,685
Key Energy Services, Inc.                                   6.375%     5/1/2013          175         176,750
L-3 Comm Hldgs. Corp.                                       7.625%    6/15/2012          407         445,665
Lincoln National Corp.                                       6.20%   12/15/2011        1,062       1,149,355
Morgan Stanley & Co.                                         6.75%    4/15/2011        1,212       1,362,238
Niagara Mohawk Holdings, Inc.                               5.375%    10/1/2004          465         478,763
Northwest Pipeline Corp.                                    8.125%     3/1/2010          425         472,813
Park Place Entertainment Corp.                               7.50%     9/1/2009          595         650,038
Quest Diagnostics, Inc.                                      7.50%    7/12/2011          545         630,275
Saks, Inc.                                                   7.50%    12/1/2010          362         398,200
Scholastic Corp.                                             5.75%    1/15/2007          754         803,516
Semco Energy, Inc.+                                         7.125%    5/15/2008          375         386,719
Shaw Communications, Inc.(a)                                 7.25%     4/6/2011          713         766,475
Sprint Capital Corp.                                         8.75%    3/15/2032           90         102,215
Telus Corp.(a)                                               8.00%     6/1/2011          904       1,039,966
Tennessee Gas Pipeline                                       6.00%   12/15/2011           90          84,600
The Goldman Sachs Group, Inc.                               6.125%    2/15/2033          173         173,347
The Goldman Sachs Group, Inc.                                6.60%    1/15/2012          257         285,685
The Goldman Sachs Group, Inc.                               6.875%    1/15/2011        1,162       1,313,347
Titan Corp.+                                                 8.00%    5/15/2011          275         316,250
Triton PCS, Inc.                                             8.50%     6/1/2013          275         292,875
TRW Automotive, Inc.+                                       9.375%    2/15/2013          250         283,750
Verizon Global Funding Corp.                                 7.25%    12/1/2010        1,010       1,156,131

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)           VALUE
------------------------------------------------------------------------------------------------------------
Viacom, Inc.                                                 5.50%    5/15/2033   $      190   $     176,812
Waste Management, Inc.                                       7.10%     8/1/2026          252         272,381
Waste Management, Inc.                                      7.375%     8/1/2010          475         548,457
Westinghouse Air Brake Co.+                                 6.875%    7/31/2013          430         447,738
Westvaco Corp.                                               8.20%    1/15/2030          324         376,099
Weyerhaeuser Co.                                            7.375%    3/15/2032          449         480,699
                                                                                               -------------
TOTAL                                                                                             42,962,332
                                                                                               -------------

FOREIGN BONDS 2.62%
Republic of Brazil, Federal(a)                               9.25%   10/22/2010          290         300,730
Republic of Bulgaria+(a)                                     8.25%    1/15/2015          244         284,870
Republic of Colombia(a)                                     10.75%    1/15/2013          150         165,750
Republic of Panama(a)                                       9.625%     2/8/2011          205         234,212
Republic of Peru(a)                                         9.875%     2/6/2015          210         244,125
Republic of Turkey(a)                                       9.875%    3/19/2008          265         304,087
Republic of Venezuela+(a)                                   10.75%    9/19/2013           85          83,938
Russian Federation+(a)                                       5.00%#   3/31/2030          665         625,931
Telecom Italia Capital+(a)                                   5.25%   11/15/2013          595         593,068
Ukraine Government+(a)                                       7.65%    6/11/2013          350         356,125
United Mexican States(a)                                    6.375%    1/16/2013          835         859,633
                                                                                               -------------
TOTAL                                                                                              4,052,469
                                                                                               -------------

GOVERNMENT SPONSORED ENTERPRISES
BONDS 16.67%
Federal National Mortgage Assoc.                             4.75%    2/21/2013        9,315       9,128,011
Federal National Mortgage Assoc.                             6.00%    5/15/2011        1,270       1,401,576
Federal National Mortgage Assoc.                            6.125%    3/15/2012        3,570       3,965,720
Federal National Mortgage Assoc.                            6.625%   11/15/2030          405         456,565
Federal National Mortgage Assoc.                             7.25%    1/15/2010        9,250      10,853,265
                                                                                               -------------
TOTAL                                                                                             25,805,137
                                                                                               -------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 24 42%
Federal Gold Home Loan Mortgage                              4.50%          TBA        2,260       2,241,638
Federal Gold Home Loan Mortgage                              5.50%          TBA        6,137       6,323,025
Federal Gold Home Loan Mortgage                              6.00%          TBA        5,070       5,211,007
Federal Home Loan Mortgage Corp. C66502                      7.00%     4/1/2032          284         299,324
Federal Home Loan Mortgage Corp. C77216                      7.00%     8/1/2032          344         362,954
Federal Home Loan Mortgage Corp. E00543                      6.00%     4/1/2013          275         287,690

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)             VALUE
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. E96988                      5.00%     6/1/2018   $    5,950     $   6,029,687
Federal Home Loan Mortgage Corp. G01381                      7.00%     4/1/2032          443           467,616
Federal Home Loan Mortgage Corp. G10992                      6.00%    12/1/2013          221           231,561
Federal Home Loan Mortgage Corp. G11231                      6.00%     4/1/2017          254           265,016
Federal National Mortgage Assoc.                             5.50%          TBA       10,260        10,327,326
Federal National Mortgage Assoc.                             6.13%     9/1/2008           94           101,688
Federal National Mortgage Assoc.                             6.50%          TBA          433           451,537
Federal National Mortgage Assoc.                             6.50%     7/1/2008          211           232,022
Federal National Mortgage Assoc.                             6.50%     7/1/2032        2,117         2,208,065
Federal National Mortgage Assoc.                             6.50%     8/1/2032        2,547         2,657,141
Federal National Mortgage Assoc.                             6.87%     4/1/2006           46            48,981
Federal National Mortgage Assoc.                            7.039%     7/1/2006           10            11,069
Federal National Mortgage Assoc.                             7.04%     3/1/2007           46            50,851
Government National Mortgage Assoc.                          8.00%    9/15/2004           --(b)             55
Government National Mortgage Assoc.                         12.00%    8/15/2013           --(b)            105
                                                                                                 -------------
TOTAL                                                                                               37,808,358
                                                                                                 -------------

NON-AGENCY COMMERCIAL
MORTGAGE-BACKED SECURITIES 2.51%
Credit Suisse First Boston 1998-C2 A1                        5.96%   11/11/2030        1,530         1,626,452
DLJ Commercial Mortgage Corp. 1998-CF1 A1A                   6.14%    2/18/2031          716           746,829
GMAC Comm. Mtg. Sec., Inc. 1998-C2 A1                        6.15%    5/15/2035          863           906,815
JP Morgan Chase Commercial 2002-C3 A2                       4.994%    7/12/2035          600           605,424
                                                                                                 -------------
TOTAL                                                                                                3,885,520
                                                                                                 -------------

U.S. TREASURY OBLIGATIONS 6.10%
U.S. Treasury Bond                                           5.25%    2/15/2029        6,525         6,536,980
U.S. Treasury Strips                                  Zero Coupon     8/15/2020        1,850           751,011
U.S. Treasury Strips                                  Zero Coupon    11/15/2027        8,120         2,157,452
                                                                                                 -------------
TOTAL                                                                                                9,445,443
                                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS (Cost $149,129,503)                                                    151,695,558
                                                                                                 =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
TOTAL RETURN FUND NOVEMBER 30, 2003

                                                                                   PRINCIPAL
                                                         INTEREST      MATURITY       AMOUNT
INVESTMENTS                                                  RATE          DATE        (000)           VALUE
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 17.76%

REPURCHASE AGREEMENT 17.76%
Repurchase Agreement dated 11/28/2003, 1.04%
due 12/1/2003 with J.P. Morgan Chase & Co.
collateralized by $27,287,000 of Federal National
Mortgage Assoc. at 4.625% due 10/15/2013;
value $27,150,292; proceeds: $26,620,307                                          $   26,618   $  26,618,000

Repurchase Agreement dated 11/28/2003, 0.98%
due 12/1/2003 with State Street Bank & Trust Co.
collateralized by $880,000 of Federal Home Loan
Mortgage Corp at 3.25% due 11/15/2004;
value $895,745; proceeds: $875,929                                                       876         875,858
                                                                                               -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $27,493,858)                                                   27,493,858
                                                                                               =============
TOTAL INVESTMENTS 115.75% (Cost $176,623,361)                                                  $ 179,189,416
                                                                                               =============

  + Restricted security under Rule 144A.
  # Variable rate security. The interest rate represents the rate at November
    30, 2003.
(a) Foreign security traded in U.S. dollars.
(b) Amount represents less than $1,000.
TBA-To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2003

                                                                    CORE FIXED              TOTAL
                                                                   INCOME FUND        RETURN FUND
ASSETS:
  Investment in securities, at cost                            $    69,981,675    $   149,129,503
-------------------------------------------------------------------------------------------------
  Investment in securities, at value                           $    70,803,459    $   151,695,558
  Repurchase agreements, at cost and value                          12,666,000         27,493,858
  Cash                                                                   1,831                  -
  Receivables:
    Interest and dividends                                             680,257          1,572,162
    Investment securities sold                                               -            258,331
    Capital shares sold                                                293,919          1,755,989
    From advisor                                                        39,823             12,569
  Prepaid expenses and other assets                                     17,628              9,766
-------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                      84,502,917        182,798,233
-------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Investment securities purchased                                 13,616,816         27,190,845
    Capital shares reacquired                                           82,020            166,700
    Management fees                                                     28,569             61,806
    12b-1 distribution fees                                             36,764             62,746
    Administration fees                                                  2,288              4,949
    To affiliate                                                             -              3,511
  Dividends payable                                                    173,274            413,630
  Accrued expenses and other liabilities                                56,994             90,204
-------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 13,996,725         27,994,391
=================================================================================================
NET ASSETS                                                     $    70,506,192    $   154,803,842
=================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $    69,586,983    $   151,762,929
Distributions in excess of net investment income                      (104,002)          (290,332)
Accumulated net realized gain on investments                           201,427            765,190
Net unrealized appreciation on investments                             821,784          2,566,055
-------------------------------------------------------------------------------------------------
Net Assets                                                     $    70,506,192    $   154,803,842
=================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                 $    38,464,153    $    61,744,238
Class B Shares                                                 $    15,745,148    $    35,791,335
Class C Shares                                                 $    16,288,977    $    19,705,656
Class P Shares                                                 $         6,276    $         2,229
Class Y Shares                                                 $         1,638    $    37,560,384
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                       3,557,072          5,800,409
Class B Shares                                                       1,459,357          3,365,568
Class C Shares                                                       1,512,077          1,852,601
Class P Shares                                                          578.13             208.54
Class Y Shares                                                          151.39          3,522,945
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                 $         10.81    $         10.64
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 4.75%)                 $         11.35    $         11.17
Class B Shares-Net asset value                                 $         10.79    $         10.63
Class C Shares-Net asset value                                 $         10.77    $         10.64
Class P Shares-Net asset value                                 $         10.86    $         10.69
Class Y Shares-Net asset value                                 $         10.82    $         10.66
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2003

                                                                    CORE FIXED              TOTAL
                                                                   INCOME FUND        RETURN FUND
INVESTMENT INCOME:
Dividends                                                      $        13,101    $        26,631
Interest and other                                                   2,170,848          4,917,036
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              2,183,949          4,943,667
-------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                        317,728            646,908
12b-1 distribution plan-Class A                                        127,382            207,891
12b-1 distribution plan-Class B                                        156,568            351,272
12b-1 distribution plan-Class C                                        119,416            195,551
12b-1 distribution plan-Class P                                              9                  7
Shareholder servicing                                                  107,228            222,829
Market data                                                              1,417              1,947
Professional                                                            13,206             17,650
Reports to shareholders                                                 26,606             37,288
Fund accounting                                                            942              1,210
Fund administration                                                     21,570             43,366
Custody                                                                 16,576             21,420
Trustees' fees                                                              77                827
Registration                                                            56,903             65,440
Subsidy (see Note 3)                                                         -             58,930
Other                                                                   25,711             41,910
-------------------------------------------------------------------------------------------------
Gross expenses                                                         991,339          1,914,446
  Expense reductions                                                      (770)            (1,624)
  Expenses assumed by Lord, Abbett & Co. LLC                           (23,573)           (86,172)
  Management fee waived                                               (149,781)          (230,563)
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                           817,215          1,596,087
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                1,366,734          3,347,580
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                     1,041,291          2,397,857
Net change in unrealized appreciation on investments                   112,962            732,573
=================================================================================================
NET REALIZED AND UNREALIZED GAIN                                     1,154,253          3,130,430
=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $     2,520,987    $     6,478,010
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended November 30, 2003

                                                                    CORE FIXED              TOTAL
INCREASE IN NET ASSETS                                             INCOME FUND        RETURN FUND
OPERATIONS:
Net investment income                                          $     1,366,734    $     3,347,580
Net realized gain on investments                                     1,041,291          2,397,857
Net change in unrealized appreciation on
  investments and futures contracts                                    112,962            732,573
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,520,987          6,478,010
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                           (1,096,102)        (1,907,144)
  Class B                                                             (453,278)        (1,136,454)
  Class C                                                             (338,608)          (631,196)
  Class P                                                                  (67)               (54)
  Class Y                                                             (156,257)        (1,007,904)
Net realized gain
  Class A                                                             (115,245)                 -
  Class B                                                              (79,591)                 -
  Class C                                                              (41,398)                 -
  Class P                                                                  (12)                 -
  Class Y                                                              (51,064)                 -
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (2,331,622)        (4,682,752)
=================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   57,763,379         91,210,225
Reinvestment of distributions                                        1,633,148          3,539,436
Cost of shares reacquired                                          (34,999,259)       (40,963,383)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                                      24,397,268         53,786,278
=================================================================================================
NET INCREASE IN NET ASSETS                                          24,586,633         55,581,536
=================================================================================================
NET ASSETS:
Beginning of year                                                   45,919,559         99,222,306
-------------------------------------------------------------------------------------------------
END OF YEAR                                                    $    70,506,192    $   154,803,842
=================================================================================================
DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                                        $      (104,002)   $      (290,332)
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended November 30, 2002

                                                                    CORE FIXED              TOTAL
INCREASE IN NET ASSETS                                             INCOME FUND        RETURN FUND
OPERATIONS:
Net investment income                                          $       971,148    $     2,722,141
Net realized gain on investments                                       287,346            116,332
Net change in unrealized appreciation on
  investments and futures contracts                                    511,310          1,535,960
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,769,804          4,374,433
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                             (448,103)        (1,209,976)
  Class B                                                             (267,881)          (895,298)
  Class C                                                             (138,959)          (529,898)
  Class P                                                                  (90)               (67)
  Class Y                                                             (355,132)          (739,624)
Net realized gain
  Class A                                                              (98,622)          (138,937)
  Class B                                                              (36,915)           (91,102)
  Class C                                                              (19,017)           (57,869)
  Class P                                                                  (33)               (12)
  Class Y                                                             (118,554)          (121,062)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (1,483,306)        (3,783,845)
=================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   37,594,680         73,042,491
Reinvestment of distributions                                        1,035,779          2,428,446
Cost of shares reacquired                                           (7,035,717)       (18,515,598)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                         31,594,742         56,955,339
=================================================================================================
NET INCREASE IN NET ASSETS                                          31,881,240         57,545,927
=================================================================================================
NET ASSETS:
Beginning of year                                                   14,038,319         41,676,379
-------------------------------------------------------------------------------------------------
END OF YEAR                                                    $    45,919,559    $    99,222,306
=================================================================================================
DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                                        $       (35,573)   $      (255,474)
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
CORE FIXED INCOME FUND

                                                                     YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------       TO
                                                            2003            2002          2001       11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.74   $      10.81   $      10.91   $      10.55
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .26            .43            .66            .18
  Net realized and unrealized gain                               .26            .24            .61            .18
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .52            .67           1.27            .36
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.38)          (.54)         (1.37)             -
  Net realized gain                                             (.07)          (.20)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.45)          (.74)         (1.37)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.81   $      10.74   $      10.81   $      10.91
                                                        ============   ============   ============   ============

Total Return(b)                                                 4.84%          6.57%         12.64%          3.41%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.05%           .70%           .01%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.32%          1.45%          1.77%           .16%(d)
  Net investment income                                         2.39%          4.06%          6.21%          1.67%(d)

                                                                      YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------       TO
SUPPLEMENTAL DATA:                                           2003            2002          2001       11/30/2000
-----------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $     38,464   $     18,593   $      5,139   $      2,814
   Portfolio turnover rate                                    425.46%        433.27%        641.36%        595.00%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                      YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.72   $      10.82   $      10.91   $      10.55
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .19            .36            .61            .18
  Net realized and unrealized gain                               .27            .25            .66            .18
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .46            .61           1.27            .36
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.32)          (.51)         (1.36)             -
  Net realized gain                                             (.07)          (.20)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.39)          (.71)         (1.36)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.79   $      10.72   $      10.82   $      10.91
                                                        ============   ============   ============   ============

Total Return(b)                                                 4.26%          5.95%         12.57%          3.41%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.65%          1.29%           .45%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.95%          2.04%          2.21%           .16%(d)
  Net investment income                                         1.76%          3.47%          5.77%          1.67%(d)

                                                                       YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003            2002          2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $     15,745   $     12,485   $      1,642   $          1
   Portfolio turnover rate                                    425.46%        433.27%        641.36%        595.00%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.70   $      10.79   $      10.91   $      10.55
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .19            .36            .61            .18
  Net realized and unrealized gain                               .26            .26            .64            .18
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .45            .62           1.25            .36
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.31)          (.51)         (1.37)             -
  Net realized gain                                             (.07)          (.20)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.38)          (.71)         (1.37)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.77   $      10.70   $      10.79   $      10.91
                                                        ============   ============   ============   ============

Total Return(b)                                                 4.24%          6.06%         12.42%          3.41%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.65%          1.29%           .53%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.92%          2.04%          2.29%           .16%(d)
  Net investment income                                         1.79%          3.47%          5.69%          1.67%(d)

                                                                       YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003            2002          2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $     16,289   $      6,464   $        846   $          1
   Portfolio turnover rate                                    425.46%        433.27%        641.36%        595.00%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.78   $      10.83   $      10.91   $      10.55
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .25            .46            .64            .18
  Net realized and unrealized gain                               .27            .22            .65            .18
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .52            .68           1.29            .36
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.37)          (.53)         (1.37)             -
  Net realized gain                                             (.07)          (.20)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.44)          (.73)         (1.37)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.86   $      10.78   $      10.83   $      10.91
                                                        ============   ============   ============   ============

Total Return(b)                                                 4.79%          6.59%         12.84%          3.41%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.10%           .68%           .24%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.37%          1.43%          2.00%           .16%(d)
  Net investment income                                         2.34%          4.08%          6.06%          1.67%(d)

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------       TO
SUPPLEMENTAL DATA:                                           2003            2002          2001       11/30/2000
-----------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $          6   $          2   $          2   $          1
   Portfolio turnover rate                                    425.46%        433.27%        641.36%        595.00%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORE FIXED INCOME FUND

                                                                                    YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------------
                                                           2003            2002            2001            2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $     10.75     $     10.80     $     10.90     $     10.54     $     10.97
                                                       ===========     ===========     ===========     ===========     ===========
Investment operations
  Net investment income                                        .32(a)          .49(a)          .66(a)          .71(a)          .69
  Net realized and unrealized gain (loss)                      .24             .22             .61             .29            (.59)
                                                       -----------     -----------     -----------     -----------     -----------
    Total from investment operations                           .56             .71            1.27            1.00             .10
                                                       -----------     -----------     -----------     -----------     -----------

Distributions to shareholders from:
  Net investment income                                       (.42)           (.56)          (1.37)           (.64)           (.41)
  Net realized gain                                           (.07)           (.20)              -               -            (.12)
                                                       -----------     -----------     -----------     -----------     -----------
    Total distributions                                       (.49)           (.76)          (1.37)           (.64)           (.53)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                           $     10.82     $     10.75     $     10.80     $     10.90     $     10.54
                                                       ===========     ===========     ===========     ===========     ===========

Total Return(b)                                               5.28%           6.96%          12.65%          10.06%           1.08%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
   reductions                                                  .65%            .37%            .00%            .00%            .00%
  Expenses, excluding waiver and expense
   reductions                                                  .92%           1.12%           1.76%            .67%            .63%
  Net investment income                                       2.79%+          4.39%           6.22%           6.88%           6.62%

                                                                                    YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2003            2002            2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $         2     $     8,376     $     6,409     $     6,557     $     8,713
  Portfolio turnover rate                                   425.46%         433.27%         641.36%         595.00%         412.77%
==================================================================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN FUND

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.44   $      10.47   $      10.43   $      10.12
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .29            .44            .58            .17
  Net realized and unrealized gain                               .32            .18            .66            .14
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .61            .62           1.24            .31
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.41)          (.55)         (1.20)             -
  Net realized gain                                                -           (.10)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.41)          (.65)         (1.20)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.64   $      10.44   $      10.47   $      10.43
                                                        ============   ============   ============   ============

Total Return(b)                                                 5.88%          6.14%         12.79%          3.06%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.06%           .73%           .14%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.31%          1.40%          1.11%           .42%(d)
  Net investment income                                         2.77%          4.28%          5.62%          1.68%(d)

                                                                       YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003            2002          2001        11/30/2000
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                       $     61,744   $     36,691   $     14,068   $        161
  Portfolio turnover rate                                     394.73%        419.92%        720.60%        562.50%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.44   $      10.49   $      10.44   $      10.12
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .23            .38            .54            .17
  Net realized and unrealized gain                               .31            .18            .71            .15
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .54            .56           1.25            .32
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.35)          (.51)         (1.20)             -
  Net realized gain                                                -           (.10)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.35)          (.61)         (1.20)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.63   $      10.44   $      10.49   $      10.44
                                                        ============   ============   ============   ============

Total Return(b)                                                 5.19%          5.59%         12.82%          3.16%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.65%          1.26%           .48%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.94%          1.93%          1.45%           .42%(d)
  Net investment income                                         2.14%          3.75%          5.29%          1.68%(d)

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------       TO
SUPPLEMENTAL DATA:                                           2003            2002          2001       11/30/2000
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                       $     35,791   $     29,982   $      9,093   $          1
  Portfolio turnover rate                                     394.73%        419.92%        720.60%        562.50%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                      YEAR ENDED 11/30               8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.44   $      10.48   $      10.44   $      10.12
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .23            .39            .54            .17
  Net realized and unrealized gain                               .32            .18            .69            .15
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .55            .57           1.23            .32
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.35)          (.51)         (1.19)             -
  Net realized gain                                                -           (.10)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.35)          (.61)         (1.19)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.64   $      10.44   $      10.48   $      10.44
                                                        ============   ============   ============   ============

Total Return(b)                                                 5.28%          5.69%         12.67%          3.16%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.65%          1.20%           .55%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.90%          1.87%          1.52%           .42%(d)
  Net investment income                                         2.18%          3.81%          5.22%          1.68%(d)

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003            2002          2001       11/30/2000
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                       $     19,706   $     16,379   $      5,526   $          1
  Portfolio turnover rate                                     394.73%        419.92%        720.60%        562.50%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN FUND

                                                                       YEAR ENDED 11/30              8/31/2000(c)
                                                        ------------------------------------------        TO
                                                            2003            2002          2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.48   $      10.48   $      10.43   $      10.12
                                                        ============   ============   ============   ============
Investment operations
  Net investment income(a)                                       .30            .46            .57            .17
  Net realized and unrealized gain                               .32            .17            .69            .14
                                                        ------------   ------------   ------------   ------------
    Total from investment operations                             .62            .63           1.26            .31
                                                        ------------   ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                         (.41)          (.53)         (1.21)             -
  Net realized gain                                                -           (.10)             -              -
                                                        ------------   ------------   ------------   ------------
    Total distributions                                         (.41)          (.63)         (1.21)             -
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $      10.69   $      10.48   $      10.48   $      10.43
                                                        ============   ============   ============   ============

Total Return(b)                                                 5.95%          6.22%         12.93%          3.06%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                  1.10%+          .71%           .24%           .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                  1.35%+         1.38%          1.21%           .42%(d)
  Net investment income                                         2.73%+         4.30%          5.57%          1.68%(d)

                                                                        YEAR ENDED 11/30             8/31/2000(c)
                                                        ------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003            2002          2001       11/30/2000
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                       $          2   $          1   $          1   $          1
  Portfolio turnover rate                                     394.73%        419.92%        720.60%        562.50%
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
TOTAL RETURN FUND

                                                                           YEAR ENDED 11/30                         12/14/1998(e)
                                                       -------------------------------------------------------          TO
                                                          2003           2002           2001           2000          11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.46     $    10.47     $    10.43     $    10.13     $       10.00
                                                       ==========     ==========     ==========     ==========     =============
Investment operations
  Net investment income                                       .34(a)         .49(a)         .59(a)         .69(a)            .62
  Net realized and unrealized gain (loss)                     .31            .17            .66            .27              (.49)
                                                       ----------     ----------     ----------     ----------     -------------
    Total from investment operations                          .65            .66           1.25            .96               .13
                                                       ----------     ----------     ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                      (.45)          (.57)         (1.21)          (.66)                -
  Net realized gain                                             -           (.10)             -              -                 -
                                                       ----------     ----------     ----------     ----------     -------------
    Total distributions                                      (.45)          (.67)         (1.21)          (.66)                -
                                                       ----------     ----------     ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                         $    10.66     $    10.46     $    10.47     $    10.43     $       10.13
                                                       ==========     ==========     ==========     ==========     =============

Total Return(b)                                              6.30%          6.58%         12.82%         10.14%             1.30%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                                .65%           .34%           .00%           .00%              .00%(d)
  Expenses, excluding waiver and expense
    reductions                                                .90%          1.01%           .97%          1.20%              .89%(d)
  Net investment income                                      3.18%          4.67%          5.76%          6.96%             6.23%(d)

                                                                          YEAR ENDED 11/30                         12/14/1998(e)
                                                       -------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                        2003           2002           2001           2000         11/30/1999
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                      $   37,561     $   16,169     $   12,988     $    2,231     $       2,103
  Portfolio turnover rate                                  394.73%        419.92%        720.60%        562.50%           415.82%
==================================================================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of seven funds. This report covers the following two funds and their respective classes: Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund") and Lord Abbett Total Return Fund ("Total Return Fund") (collectively, the "Funds").

The investment objective of each Fund is to seek income and capital appreciation to produce a high total return. Each Fund offers five classes of shares: Class A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchase made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are allocated to the Funds within the Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

(g) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

     At November 30, 2003, there are no open futures contracts.

(h) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(i) REVERSE REPURCHASE AGREEMENTS-Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security at an agreed upon later date at an agreed upon price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund maintains collateral equal to at least 100% of the market value of the securities sold.

     The average balance of reverse repurchase agreements outstanding and the weighted-average interest rate during the year ended November 30, 2003, are as follows:

                                                      AVERAGE   WEIGHTED AVERAGE
                                                DAILY BALANCE      INTEREST RATE
     ---------------------------------------------------------------------------
     Core Fixed Income Fund                         $  32,156                .80%
     Total Return Fund                              $  16,539                .80%

     The maximum balance of reverse repurchase agreements outstanding during the year was $1,929,390, or 3.02% of average daily net assets of Core Fixed Income Fund and $2,012,247 or 1.55% of average daily net assets of Total Return Fund.

(j) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

(k) INFLATION-INDEXED BONDS-Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically for inflation. The interest rate on these bonds is generally fixed upon issuance at a rate lower than other bonds. Over the life of an inflation-indexed bond, interest is paid based on the adjusted principal.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on each Fund's average daily net assets at an annual rate of .50%.

For the year ended November 30, 2003, Lord Abbett voluntarily waived a portion of its management fees and assumed other expenses at the annual rate set forth below as a percentage of average daily net assets, to the extent necessary to maintain the other expenses (excluding 12b-1 fees) and management fees at an aggregate rate of .65% of the average daily net assets of each share class as follows:

                                     VOLUNTARY MANAGEMENT
                                               FEE WAIVER        OTHER EXPENSES ASSUMED
---------------------------------------------------------------------------------------
Core Fixed Income Fund                               .24%                           .03%
Total Return Fund                                    .18%                           .07%

Lord Abbett may stop waiving its management fee and assuming other expenses at any time.

Total Return Fund and certain other funds managed by Lord Abbett (together, the "Underlying Funds"), have entered into a Servicing Arrangement with Balanced Series of Lord Abbett Investment Trust ("Balanced Series") pursuant to which each Underlying Fund pays a portion of the expenses of Balanced Series in proportion to the average daily value of Underlying Fund shares owned by the Balanced Series.

In addition, effective January 1, 2003, Lord Abbett began providing certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                                  CLASS A        CLASS B     CLASS C     CLASS P
-----------------------------------------------------------------------------------
Service                                  .25%          .25%         .25%        .20%
Distribution                             .10%(1)(2)     75%         .75%        .25%

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Core Fixed Income Fund and Total Return Fund collected $1,437 and $225, respectively of CDSCs during the year.

(2) In addition, until January 1, 2003, each Fund paid an incremental marketing expense of approximately .03% of average daily net assets attributable to Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the year ended November 30, 2003:

                                                    DISTRIBUTOR         DEALERS'
                                                    COMMISSIONS      CONCESSIONS
--------------------------------------------------------------------------------
Core Fixed Income Fund                               $   85,575       $  431,350
Total Return Fund                                       152,972          764,284

A portion of the outstanding capital shares of Core Fixed Income Fund and Total Return Fund are held by Lord Abbett and partners and employees of Lord Abbett.

The percentage of Total Return owned by Lord Abbett Investment Trust - Balanced Series at November 30, 2003 was approximately 24%.

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 11, 2003, a short-term capital gain distribution of $949,766 and $2,187,845, and a long-term capital gain distribution of $72,040 and $92,333, were declared for Core Fixed Income Fund and Total Return Fund, respectively. The distributions were paid on December 19, 2003, to shareholders of record on December 18, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 are as follows:

                                 CORE FIXED INCOME FUND           TOTAL RETURN FUND
---------------------------------------------------------------------------------------
                                11/30/2003     11/30/2002     11/30/2003     11/30/2002
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income               $  2,288,408   $  1,430,674   $  4,682,752   $  3,773,314
Net long-term capital gains         43,214         52,632              -         10,531
---------------------------------------------------------------------------------------
Total distributions paid      $  2,331,622   $  1,483,306   $  4,682,752   $  3,783,845
=======================================================================================

As of November 30, 2003, the components of accumulated earnings on a tax basis are as follows:

                                       CORE FIXED INCOME FUND          TOTAL RETURN FUND
----------------------------------------------------------------------------------------
Undistributed ordinary income - net              $    845,764               $  1,897,513
Undistributed long-term capital gains                  72,040                     92,333
----------------------------------------------------------------------------------------
   Total undistributed earnings                       917,804                  1,989,846
Temporary differences                                       -                    (14,456)
Unrealized gains - net                                  1,405                  1,065,523
----------------------------------------------------------------------------------------
   Total accumulated earnings - net              $    919,209               $  3,040,913
========================================================================================

Capital losses incurred after October 31 ("post-October"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Total Return Fund incurred and will elect to defer net capital losses of $14,456 during fiscal 2003.

As of November 30, 2003, the Funds' aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                       CORE FIXED INCOME FUND          TOTAL RETURN FUND
----------------------------------------------------------------------------------------
Tax Cost                                      $    83,468,054             $  178,123,893
----------------------------------------------------------------------------------------
Gross unrealized gain                                 257,991                  1,646,761
Gross unrealized loss                                (256,586)                  (581,238)
----------------------------------------------------------------------------------------
   Net unrealized security gain               $         1,405             $    1,065,523
========================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                                UNDISTRIBUTED
                                               (DISTRIBUTIONS
                                                IN EXCESS OF)                ACCUMULATED
                                               NET INVESTMENT               NET REALIZED
                                                       INCOME                GAIN (LOSS)
----------------------------------------------------------------------------------------
Core Fixed Income Fund                         $      609,149               $   (609,149)
Total Return Fund                                   1,300,314                 (1,300,314)

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of November 30, 2003, there were no securities on loan, and there was no securities lending activity during the year ended November 30, 2003 for the Funds.

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2003 are as follows:

                                                          NON-U.S.                            NON-U.S.
                                 U.S. GOVERNMENT        GOVERNMENT   U.S. GOVERNMENT        GOVERNMENT
                                      PURCHASES*         PURCHASES            SALES*             SALES
------------------------------------------------------------------------------------------------------
Core Fixed Income Fund           $   232,806,380   $    40,848,916   $   212,653,022   $    31,822,130
Total Return Fund                    420,357,802       104,801,260       384,147,500        86,929,049

*Includes U.S. Government sponsored enterprises securities.

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees' must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Trust. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and in Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's net asset value.

9.   INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

Each Fund may invest a significant portion of its assets in asset backed securities and mortgage-related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high yield bonds, in which the Total Return Fund may invest, are subject to greater price fluctuations, as well as additional risks. The Funds' investment in foreign securities may present increased market, liquidity, currency, political, information and other risks.

These factors can affect Fund performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                   YEAR ENDED                      YEAR ENDED
                                            NOVEMBER 30, 2003                NOVEMBER 30,2002
---------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                         3,015,598    $ 32,766,682       1,669,222    $ 17,706,516
Reinvestment of distributions          92,734       1,007,796          41,153         434,560
Shares reacquired                  (1,283,013)    (13,885,558)       (454,127)     (4,782,280)
---------------------------------------------------------------------------------------------
Increase                            1,825,319    $ 19,888,920       1,256,248    $ 13,358,796
---------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                         1,074,304    $ 11,625,222       1,160,350    $ 12,284,655
Reinvestment of distributions          28,038         303,809          11,447         121,113
Shares reacquired                    (807,514)     (8,747,287)       (159,097)     (1,686,336)
---------------------------------------------------------------------------------------------
Increase                              294,828    $  3,181,744       1,012,700    $ 10,719,432
---------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                         1,203,050    $ 13,005,488         573,899    $  6,060,821
Reinvestment of distributions          16,239         175,741           5,923          62,499
Shares reacquired                    (311,476)     (3,371,699)        (53,954)       (567,101)
---------------------------------------------------------------------------------------------
Increase                              907,813    $  9,809,530         525,868    $  5,556,219
---------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                           398.942    $      4,298               -    $          -
Reinvestment of distributions           6.155              67          10.664             113
Shares reacquired                      (4.508)            (53)              -               -
---------------------------------------------------------------------------------------------
Increase                              400.589    $      4,312          10.664    $        113
---------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                            33,363    $    361,689         146,434    $  1,542,688
Reinvestment of distributions          13,442         145,735          39,691         417,494
Shares reacquired                    (826,141)     (8,994,662)              -               -
---------------------------------------------------------------------------------------------
Increase (decrease)                  (779,336)   $ (8,487,238)        186,125    $  1,960,182
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                   YEAR ENDED                      YEAR ENDED
                                            NOVEMBER 30, 2003               NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                         4,134,268   $  44,046,305       3,046,843   $  31,409,442
Reinvestment of distributions         155,647       1,657,687          94,659         974,048
Shares reacquired                  (2,003,530)    (21,320,969)       (971,032)     (9,992,154)
---------------------------------------------------------------------------------------------
Increase                            2,286,385   $  24,383,023       2,170,470   $  22,391,336
---------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                         1,555,819   $  16,553,938       2,398,789   $  24,706,653
Reinvestment of distributions          63,453         674,900          43,516         448,448
Shares reacquired                  (1,125,460)    (11,958,133)       (437,585)     (4,503,570)
---------------------------------------------------------------------------------------------
Increase                              493,812   $   5,270,705       2,004,720   $  20,651,531
---------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                           981,759   $  10,474,198       1,400,068   $  14,426,369
Reinvestment of distributions          23,557         250,634          20,314         208,872
Shares reacquired                    (722,206)     (7,684,281)       (378,151)     (3,889,399)
---------------------------------------------------------------------------------------------
Increase                              283,110   $   3,040,551       1,042,231   $  10,745,842
---------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                73   $         784               -   $           -
Reinvestment of distributions            4.94              52           6.670              69
---------------------------------------------------------------------------------------------
Increase                                77.94   $         836           6.670   $          69
---------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                         1,887,057   $  20,135,000         241,067   $   2,500,027
Reinvestment of distributions          89,666         956,163          77,497         797,009
Shares reacquired                           -               -         (12,582)       (130,475)
---------------------------------------------------------------------------------------------
Increase                            1,976,723   $  21,091,163         305,982   $   3,166,561
---------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT INVESTMENT TRUST - LORD ABBETT CORE FIXED INCOME FUND AND LORD ABBETT TOTAL RETURN FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund (the "Funds") as of November 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund as of November 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 23, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                  WITH TRUST                DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Trustee since 1993       Managing Partner and Chief           N/A
Lord, Abbett & Co. LLC     and Chairman since       Investment Officer of Lord Abbett
90 Hudson Street           1996                     since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                  WITH TRUST                DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW          Trustee since 1994       Managing General Partner, Bigelow    Currently serves as
Bigelow Media, LLC                                  Media, LLC (since 2000); Senior      director of Adelphia
41 Madison Ave.,                                    Adviser, Time Warner Inc. (1998 -    Communications,
Suite 3810                                          2000); Acting Chief Executive        Inc., Crane Co., and
New York, NY                                        Officer of Courtroom Television      Huttig Building
Date of Birth: 10/22/1941                           Network (1997 - 1998); President     Products Inc.
                                                    and Chief Executive Officer of
                                                    Time Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH          Trustee since 1998       Co-founder and Chairman of the       Currently serves as
Bush-O'Donnell & Co., Inc.                          Board of the financial advisory      director of Wellpoint
101 South Hanley Road                               firm of Bush-O'Donnell & Company     Health Network, Inc.,
Suite 1250                                          (since 1986).                        DT Industries Inc., and
St. Louis, MO                                                                            Engineered Support
Date of Birth: 7/14/1938                                                                 Systems, Inc.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE              PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                  WITH TRUST                DURING PAST FIVE YEARS                 DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.     Trustee since 1998       Managing Director of Monitor         Currently serves as
Monitor Clipper Partners                            Clipper Partners (since 1997) and    director of Avondale, Inc.
650 Madison Ave., 9th Fl.                           President of Clipper Asset           and Interstate Bakeries
New York, NY                                        Management Corp. (since 1991),       Corp.
Date of Birth: 10/25/1942                           both private equity investment
                                                    funds.

STEWART S. DIXON           Trustee since 1993;      Partner in the law firm of           N/A
Wildman, Harrold,          retired 12/31/2002       Wildman, Harrold, Allen & Dixon
Allen & Dixon                                       (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS          Trustee since 2000       Senior Advisor (since April 2003)    Currently serves as
Houlihan Lokey                                      and Former Chief Executive           director of Adolph Coors
Howard & Zukin                                      Officer of Houlihan Lokey Howard     Company.
685 Third Ave.                                      & Zukin, an investment bank
New York, NY                                        (January 2002 - April 2003);
Date of Birth: 7/30/1947                            Chairman of Warburg Dillon Read
                                                    (1999 - 2001); Global Head of
                                                    Corporate Finance of SBC Warburg
                                                    Dillon Read (1997 - 1999); Chief
                                                    Executive Officer of Dillon, Read
                                                    & Co. (1994 - 1997).

C. ALAN MacDONALD          Trustee since 1993       Retired - General Business and       Currently serves as
415 Round Hill Road                                 Governance Consulting (since         director of Fountainhead
Greenwich, CT                                       1992); formerly President and CEO    Water Company, Lincoln
Date of Birth: 5/19/1933                            of Nestle Foods.                     Snacks, H.J. Baker, and
                                                                                         Seix Fund, Inc.*

THOMAS J. NEFF             Trustee since 1993       Chairman of Spencer Stuart, an       Currently serves as
Spencer Stuart                                      executive search consulting firm     director of Ace, Ltd. and
277 Park Avenue                                     (since 1996); President of           Exult, Inc.
New York, NY                                        Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III          Trustee since 2002;      President and CEO of LandingPoint    Currently serves as
80 Pinckney Street         resigned 3/3/2003        Capital (since 2002); Chairman       Chairman of Rockefeller
Boston, MA                                          and CEO of United Asset              Foundation, Director of
Date of Birth: 3/5/1943                             Management Corporation (2000 to      Nashua Corp. and
                                                    2001); Chairman and CEO of UNUM      SteelPoint Technologies.
                                                    Provident Corporation (1999 -
                                                    merger); Chairman and CEO of UNUM
                                                    Corporation (1988 - 1999).

--------------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

     NAME AND                CURRENT POSITION        LENGTH OF SERVICE          PRINCIPAL OCCUPATION
  (DATE OF BIRTH)               WITH TRUST          OF CURRENT POSITION        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Chief Executive          Elected in 1996          Managing Partner and Chief
(3/8/1945)                 Officer and President                             Investment Officer of Lord
                                                                             Abbett since 1996.

ZANE E. BROWN              Executive Vice           Elected in 1996          Partner and Director of
(12/09/1951)               President                                         Fixed Income Management,
                                                                             joined Lord Abbett in 1992.

ROBERT I. GERBER           Executive Vice           Elected in 1998          Partner and Director of
(5/29/1954)                President                                         Taxable Fixed Income
                                                                             Management, joined Lord
                                                                             Abbett in 1997.

ROBERT G. MORRIS           Executive Vice           Elected in 1995          Partner and Director of
(11/6/1944)                President                                         Equity Investments, joined
                                                                             Lord Abbett in 1991.

CHRISTOPHER J. TOWLE       Executive Vice           Elected in 1999          Partner and Investment
(10/12/1957)               President                                         Manager, joined Lord Abbett
                                                                             in 1987.

TRACIE E. AHERN            Vice President and       Elected in 1999          Partner and Director of
(1/12/1968)                Treasurer                                         Portfolio Accounting and
                                                                             Operations, joined Lord
                                                                             Abbett in 1999, prior
                                                                             thereto Vice President -
                                                                             Head of Fund Administration
                                                                             of Morgan Grenfell.

JOAN A. BINSTOCK           Chief Financial          Elected in 1999          Partner and Chief
(3/4/1954)                 Officer and Vice                                  Operations Officer, joined
                           President                                         Lord Abbett in 1999, prior
                                                                             thereto Chief Operating
                                                                             Officer of Morgan Grenfell.

DANIEL E. CARPER           Vice President           Elected in 1993          Partner, joined Lord Abbett
(1/22/1952)                                                                  in 1979.

     NAME AND                CURRENT POSITION        LENGTH OF SERVICE          PRINCIPAL OCCUPATION
  (DATE OF BIRTH)               WITH TRUST          OF CURRENT POSITION        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
MICHAEL S. GOLDSTEIN       Vice President           Elected in 1999          Partner and Fixed Income
(10/29/1968)                                                                 Investment Manager, joined
                                                                             Lord Abbett in 1997.

PAUL A. HILSTAD            Vice President and       Elected in 1995          Partner and General
12/13/1942)                Secretary                                         Counsel, joined Lord Abbett
                                                                             in 1995.

ELLEN G. ITSKOVITZ         Vice President           Elected in 2002          Partner and Senior Research
(10/30/1957)                                                                 Analyst, joined Lord Abbett
                                                                             in 1998.

LAWRENCE H. KAPLAN         Vice President and       Elected in 1997          Partner and Deputy General
(1/16/1957)                Assistant Secretary                               Counsel, joined Lord Abbett
                                                                             in 1997.

JERALD LANZOTTI            Vice President           Elected in 2003          Fixed Income Investment
(6/12/1967)                                                                  Manager, joined Lord Abbett
                                                                             in 1996.

ROBERT A. LEE              Vice President           Elected in 1998          Partner and Fixed Income
(8/28/1969)                                                                  Investment Manager -
                                                                             Mortgage and Asset Backed
                                                                             Securities, joined Lord
                                                                             Abbett in 1997.

MAREN LINDSTROM            Vice President           Elected in 2003          Partner and Fixed Income
(9/17/1962)                                                                  Investment Manager, joined
                                                                             Lord Abbett in 2000, prior
                                                                             thereto Director
                                                                             Convertible Sales at UBS AG
                                                                             from 1999 to 2000, prior
                                                                             thereto Vice President-
                                                                             Convertible Sales at
                                                                             Deutsche Bank Securities
                                                                             Inc. from 1998 to 1999.

A. EDWARD OBERHAUS, III    Vice President           Elected in 1996          Partner and Manager of
(12/21/1959)                                                                 Equity Trading, joined Lord
                                                                             Abbett in 1983.

WALTER H. PRAHL            Vice President           Elected in 1998          Partner and Director of
(2/13/1958)                                                                  Quantitative Research,
                                                                             Taxable Fixed Income,
                                                                             joined Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

     NAME AND                CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
  (DATE OF BIRTH)               WITH TRUST          OF CURRENT POSITION       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
CHRISTINA T. SIMMONS       Vice President and       Elected in 2000          Assistant General Counsel,
(11/12/1957)               Assistant Secretary                               joined Lord Abbett in 1999,
                                                                             formerly Assistant General
                                                                             Counsel of Prudential
                                                                             Investments from 1998 to
                                                                             1999, prior thereto Counsel
                                                                             of Drinker, Biddle & Reath
                                                                             LLP, a law firm.

BERNARD J. GRZELAK         Assistant Treasurer      Elected in 2003          Director of Fund
(6/12/1971)                                                                  Administration, joined Lord
                                                                             Abbett in 2003, formerly
                                                                             Vice President, Lazard
                                                                             Asset Management from 2000
                                                                             to 2003, prior thereto
                                                                             Manager of Deloitte &
                                                                             Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

TAX INFORMATION

Of the distributions paid to shareholders for Core Fixed Income Fund during the fiscal year ended November 30, 2003, $43,214 represents long-term capital gains.

[LORD ABBETT(R) LOGO]


         This report when not used for the
      general information of shareholders of
      the Fund, is to be distributed only if
       preceded or accompanied by a current
                Fund Prospectus.                         LORD ABBETT INVESTMENT TRUST
                                                                CORE FIXED INCOME FUND
 Lord Abbett Mutual Fund shares are distributed by:             TOTAL RETURN FUND
          LORD ABBETT DISTRIBUTOR LLC                                                     LACORE-2-1103
90 Hudson Street - Jersey City, New Jersey 07302-3973                                            (1/04)

ITEM 2:     Code of Ethics.

      (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect from June 19, 2003 through the end of the reporting period on November 30, 2003 (the "Period").

      (b)   Not applicable.

      (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

      (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

      (e)   Not applicable.

      (f)   See Item 10(a) concerning the filing of the Code of Ethics.

ITEM 3:     Audit Committee Financial Expert.

            The Registrant's Board of Trustees has determined that each of the independent Trustees who comprise the audit committee are audit committee financial experts. The members of the audit committee are
            E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each audit committee member is independent within the meaning of the Form N-CSR.

ITEM 4:     Principal Accountant Fees and Services.
            Not applicable.

ITEM 5:     Audit Committee of Listed Registrants
            Not applicable.

ITEM 6:     [Reserved]

ITEM 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
            Not applicable.

ITEM 8:     [Reserved]

ITEM 9:     Controls and Procedures.

      (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of January 23, 2004, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10:    Exhibits.

ITEM 10(a): Code of Ethics, as required by Item 2, is attached hereto as part of
            EX-99.CODEETH.

ITEM 10(b):
      (i) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

      (ii) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LORD ABBETT INVESTMENT TRUST


                                      /s/ Robert S. Dow
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President



                                      /s/ Joan A. Binstock
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: January 23, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      LORD ABBETT INVESTMENT TRUST


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President



                                      /s/ Joan A. Binstock
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: January 23, 2004